                                                                   EXHIBIT 10.12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [***]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                F-100 LEASE #524

                                 (TAIL # N131ML)

                      [LETTERHEAD OF DEBIS AIRFINANCE B.V.]




16 October 1996

By fax: + 1 919 956 4801 / + 1 919 956 8619

Midway Airlines Corporation
300 W. Morgan St.
Durham, North Carolina 27702

Attention: President
Copy to: Steven Westberg, Senior Vice President Finance and Planning & Lyn Dorman, Finance Department

                     Notification of Change of Bank Account

Re: Change of bank account in relation to all payments under Aircraft Operating Lease Agreement No. 524 dated as of August 1, 1995, as amended from time to time, relating to one (1) Fokker 100 aircraft bearing manufacturer's serial number: 11323 (the "Lease").

      Beneficiary: Stockholm Aircraft Finance III B.V.

Dear Sirs,

We refer to the Lease and the Amendment No. 1 thereto, dated as of February 26, 1996 (the "Amendment"), each agreement between First Security Bank of Utah, N.A., not in its individual capacity, but solely as owner trustee under the trust agreement ("Lessor") and Midway Airlines Corporation ("Lessee").

In accordance with Section 7 (Payments) of the Amendment, debis AirFinance B.V. herewith formally designates for all payments the following new account:

Rabobank International, Utrecht, the Netherlands, account number 1010.56.958

Please note that payment of the invoices effective from November 1996 has to be effected to this new account.

                                                                 [LOGO] debis
                                                                 AirFinance B.V.

For the avoidance of doubt, save for the change of account nothing in this notification shall have the effect of supplementing or amending the Lease and the Amendment and all provisions of the Lease as heretofore amended, shall remain in full force and effect.

Yours sincerely,
debis AirFinance B.V.


/s/ F. Haspel                       /s/ S. Engels
--------------------------          --------------------------
F. Haspel                           S. Engels
Managing Director (CEO)             Managing Director

----------
Acknowledged for receipt on behalf of Midway Airlines Corporation by:

Name:

Its:

                                                              DUPLICATE ORIGINAL

THE SINGLE EXECUTED ORIGINAL OF THIS AGREEMENT MARKED "ORIGINAL" SHALL BE THE "ORIGINAL" AND ALL OTHER COUNTERPARTS OF THIS AGREEMENT SHALL BE DUPLICATES AND MARKED "DUPLICATE" OR "DUPLICATE ORIGINAL". TO THE EXTENT THAT THIS AGREEMENT AND CERTIFICATE OF ACCEPTANCE RELATED THERETO CONSTITUTES CHATTEL PAPER, AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE "ORIGINAL".

                       AIRCRAFT OPERATING LEASE AGREEMENT
                                     No. 524

                                   Dated as of

                                 August 1, 1995

                                     between

                       FIRST SECURITY BANK OF UTAH, N.A.,
                              not in its individual
                         capacity but solely as trustee,

                                       as

                                     Lessor

                                       and

                           MIDWAY AIRLINES CORPORATION

                                       as

                                     Lessee

Aircraft: Fokker 100
Serial No: 11323/N131ML

                                      INDEX

ARTICLE                                                     PAGE
-------                                                     ----

      1.  Definitions .......................................  1

      2.  Agreement to Lease ................................ 13

      3.  Term; Delivery; Acceptance; Delay ................. 17

      4.  Registration and Title ............................ 18

      5.  Possession and Use ................................ 20

      6.  Charges, Method of Payment and Financial
          Information ....................................... 26

      7.  Maintenance ....................................... 27

      8.  Taxes, Duties, and Expenses ....................... 33

      9.  Liens ............................................. 38

      10. Indemnification ................................... 38

      11. Insurance ......................................... 40

      12. Assignment and Subletting ......................... 48

      13. Disclaimer, Representations and Warranties ........ 52

      14. Covenants of Lessee ............................... 57

      15. Default by Lessee ................................. 60

      16. Return of Aircraft ................................ 67

      17. Casualty Occurrences .............................. 69

      18. Governing Law and Jurisdiction .................... 72

      19. Miscellaneous ..................................... 73

APPENDICES                                                  PAGE
----------                                                  ----

      A. Description of Aircraft                             79

      B. Further Definitions and Values                      80

      C. Certificate of Acceptance                           82

      D. Charges                                             84

      E. Operating Condition at Re-Delivery                  93

      F. Aircraft Documents                                  98

      G. FAA Power of Attorney                              100

                       AIRCRAFT OPERATING LEASE AGREEMENT
                                     No. 524

            THIS AIRCRAFT OPERATING LEASE AGREEMENT No. 524 is made as of the 1st day of August, 1995 between FIRST SECURITY BANK OF UTAH, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly herein set forth) but solely as Owner Trustee under the Trust Agreement (as defined in
Article 1 hereof) and its permitted successors and assigns (herein referred to as "Lessor") and MIDWAY AIRLINES CORPORATION a company incorporated under the laws of the State of Delaware, having its principal place of business at 5713 South Central Avenue, Chicago, Illinois 60638 and its permitted successors and assigns (herein referred to as "Lessee").

            WHEREAS, subject to fulfillment of the conditions precedent stated in Article 2.2 (viii), (ix) and (x), Lessor has the right to possess, use and lease the Aircraft; and

            WHEREAS Lessee desires to lease the Aircraft from Lessor; and

            WHEREAS Lessor is willing to lease the Aircraft to Lessee upon the terms and conditions set out herein.

            NOW THEREFORE, in consideration of the mutual promises herein contained, Lessor and Lessee agree as follows:

1. DEFINITIONS

            The following terms shall have the following respective meanings for all purposes of this Agreement:

1.1 Air Authority shall mean the Federal Aviation Administration of the United States Department of Transportation and any successor.

1.2 Aircraft shall mean the aircraft identified and described in Appendix A, including any Engine, Part, or component thereof, and/or ancillary and loose equipment or devices installed in or on the Aircraft at the Delivery Date (or which having been removed therefrom remain the property of the Lessor pursuant to this Agreement) and Aircraft Documents furnished therewith under this Agreement, or any substitutions, renewals and replacements from time to time made in or on the said Aircraft in accordance with this Agreement, whether or not for the time being installed on or in the said Aircraft or any other aircraft.

1.3   Aircraft Documents shall mean the items identified in Appendix F.

1.4 Aircraft Maintenance Agreement shall mean a Flight Hour Agreement entered into between Lessee and an overhaul /repair agency relating to the Engines and the landing gear and any modification, amendment or substitution therefor consented to by Beneficiary. The terms and conditions of such Aircraft Maintenance Agreement and the overhaul/repair agency shall be subject to the prior written consent of Beneficiary.

1.5   Airframe shall mean the Aircraft, excluding the Engines.

1.6 Appraisal Procedure shall mean the procedure for determining the FMV of the Aircraft set forth Article 9 of Appendix D.

1.7 Approved Maintenance Program shall mean the Maintenance Program in effect on the Delivery Date with respect to the aircraft which are the subject of the Other Aircraft Agreements or such other Maintenance Program as Lessor shall from time to time approve in writing, such approval not to be unreasonably withheld.

1.8 Authorized Maintenance Performer shall mean Lessee, American Airlines, Inc., U.S. Air, Aviall, Rolls Royce Canada or any Air Authority approved provider.

1.9 Bank shall mean the financial institution(s) and/or other provider(s) of finance (other than Lender) from whom finance respecting the acquisition or continued ownership of the Aircraft by Lessor is to be, or is for the time being, obtained and/or in whose favor or for whose benefit security over, or rights with respect to the Aircraft is to be, or is for the time being, granted by Lessor or at its request and shall include any financial institution providing finance to the Head Lessor in respect of Head Lessor's acquisition of the Aircraft by whatever means, including without limitation by way of loan or by way of non-recourse sale of lease receivables.

1.10 Beneficiary shall mean, Stockholm Aircraft Finance III, B.V., which is (i) a company incorporated under the laws of the Netherlands, (ii) wholly-owned by Fokker and (iii) the beneficiary under the Trust Agreement, together with its successors and permitted assigns.

1.11 Business Day shall mean a day (other than a Saturday or Sunday) on which banks are open for business in New York.

1.12  Casualty Occurrence shall have the meaning set forth in Article 17.1.

1.13 Certificate of Acceptance shall mean the Certificate of Acceptance given in the form of Exhibit C.

1.14 Certificated Air Carrier means any person (except the United States Government) that is a citizen of the United States of America (as defined in Section 40102 of Title 49 of the United States Code) holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code (or any predecessor thereof) for aircraft capable of carrying ten or more individuals or 6,000 pounds or more cargo, which is also certificated so as to entitle Lessor, as lessor, to the benefits of Section 1110 of Title 11 of the United States Code with respect to the Aircraft.

1.15 Credit and Security Agreement shall mean the Credit and Security Agreement dated as of October 29, 1993 therein between FAUSA and Lessee.

1.16  Cycle shall mean one take-off and landing of the Aircraft.

1.17 Default shall mean an Event of Default or any event which, with the giving of notice and/or lapse of time and/or the making of any relevant determination, would constitute an Event of Default.

1.18 Delivery Date shall mean the Midway Technical Acceptance Date as such term is defined in the Tripartite Agreement which will be the date on which the Aircraft is delivered to and accepted by the Lessee for the purposes of this Agreement.

1.19 Delivery Location shall mean the location at which Transwede delivers the Aircraft to Lessor and identified in the Certificate of Acceptance.

1.20 Dollars and $ shall mean the lawful currency of the United States of America and in respect of all payments to be made under this Agreement in Dollars shall mean funds which are for same day settlement in the New York Clearing House Interbank Payments System (or such other US Dollar funds as may at the relevant time be customary for the settlement of international banking transactions denominated in United States Dollars).

1.21 Engine shall mean (i) any engine installed on or furnished with the Aircraft on the Delivery Date, such Engines being identified as to manufacturer and type in Appendix A and as to serial numbers in the Certificate of Acceptance executed by Lessee on the Delivery Date and (ii) any substitute or replacement engine title to which has, or should have, transferred to and vested in Lessor in accordance with this Agreement, in each case including all modules or Parts from time to time belonging to or installed in that engine and irrespective of whether or not the same shall for the time being be installed on the Aircraft or on any other aircraft. The term "Engine" shall exclude any properly replaced engine title to which has, or should have, passed to Lessee pursuant to this Agreement.

1.22  Equipment Change shall have the meaning set forth in Article 17.3(a).

1.23  Event of Default shall mean any of the events specified in Article 15.1.

1.24  Intentionally omitted.

1.25  Expiry Date shall mean November 30, 1998.

1.26 Fair Market Rental Value shall be equal in amount to the value that would be obtained in an arms'-length transaction between an informed and willing lessee under no compulsion to lease and an informed and willing lessor under no compulsion to lease, in accordance with a lease to a lessee similarly situated with Lessee, for a term equal to the relevant period and on conditions as herein provided, any such determination (made for purposes of Article 15.3(b)) to be made on the basis of the then actual condition of the Aircraft, to be determined pursuant to an Independent Appraisal and to be the average of the two determinations obtained thereunder.

1.27 FAUSA shall mean Fokker Aircraft U.S.A., Inc., a company incorporated under the laws of the State of Delaware, with its principal office at Alexandria, Virginia.

1.28  First Rent Date shall mean the Delivery Date.

1.29 Flight Hour shall mean each hour or part thereof elapsing from the moment at which the wheels of the Aircraft leave the ground on the take off of the Aircraft until the wheels of the Aircraft touch the ground on the landing of the Aircraft following such flight.

1.30  FMV shall have the meaning set forth in Appendix D.

1.31 Fokker shall mean Fokker Aircraft B.V., a Netherlands corporation with its principal office at Amsterdam Zuid-Oost, The Netherlands, together with its successors.

1.32  Intentionally omitted.

1.33  Governing Law shall mean the law of the state of New York.

1.34 Government Entity shall mean and include (i) any national or state government, political subdivision thereof, or local jurisdiction therein;
      (ii) any board, commission, department, division, organ, instrumentality, court, or agency of any thereof, however constituted; and (iii) any association, organization, or institution of which any thereof is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

1.35 Head Lessor shall mean any person or persons to whom title to the Aircraft is vested or transferred in accordance with Article 12.3(e).

1.36 Indemnitees shall mean Lessor (in its trust and individual capacities), the Voting Trustee (in its trust and individual capacities), the Mortgagee (in its trust and individual capacities), the Lender, the Beneficiary, the Head Lessor, the Bank, Fokker, FAUSA, including any of their respective successors and assigns and their respective shareholders, subsidiaries, affiliates, directors, officers, agents and employees.

1.36A Indenture shall mean the Trust Indenture and Security Agreement, dated the Delivery Date between Mortgagee and First Security Bank of Utah, National Association, as owner trustee, as it may be amended, modified or supplemented from time to time or any such security agreement created over the Aircraft in accordance with the terms thereof.

1.37 Independent Appraisal shall mean a determination of Fair Market Rental Value of the Aircraft by two independent aircraft appraisers, selected by Lessor, the costs and expenses of the appraisal to be paid by Lessee.

1.38 Law shall mean and include (i) any law, statute, decree, constitution, regulation, order or any directive of any Government Entity; (ii) any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (iii) any judicial or administrative interpretation or application of any thereof; and (iv) any amendment or revision of any thereof.

1.38A Lender shall mean Kreditanstalt fur Wiederaufbau, together with its permitted successors and assigns.

1.39 Lessor or Lessee shall have the meanings respectively ascribed to them in the first paragraph of this Agreement and shall include their respective assignees or successors.

1.40  Lessor Liens shall mean:

      (a) the Indenture, the Security Assignment and any security or leasehold interest whatsoever from time to time created by or through Lessor and/or Head Lessor in connection with the financing of the Aircraft;

      (b) any other security interest or other lien in respect of the Aircraft or this Agreement, which results from acts of or omissions to act or claims against Lessor and/or Head Lessor or any of their respective affiliates not related to the transactions contemplated by or permitted under this Agreement; and

      (c)   liens in respect of the Aircraft for Lessor Taxes.

1.41  Lessor Taxes shall mean Taxes:

      (a) imposed as a direct result of activities of a Tax Indemnitee in any jurisdiction imposing a liability unrelated to that Tax Indemnitee's dealings with Lessee, to the transactions contemplated by this Agreement or the operation of the Aircraft by Lessee; or

      (b) imposed on or measured by net income, profits or gains, or capital or net worth (excluding, however, in each case, Taxes that are, or are in the nature of, license, sales, use, rental, value-added, or property taxes) of a Tax Indemnitee, by (A) any Governmental Entity by or in which that Tax Indemnitee would be subject to tax without regard to the transactions contemplated by this Lease, or (B) the Federal Government of the United States of America (including, without limitation, any withholding taxes imposed by such government); or

      (c) imposed with respect to any period or event occurring prior to the date of this Agreement or after the Expiry Date or earlier termination of this Agreement in accordance with the terms hereof, provided that such Tax is unrelated to a Tax Indemnitee's dealings with Lessee or to the transactions contemplated by this Agreement; or

      (d)   for which Transwede is liable under the Tripartite Agreement.

      (e) imposed as a result of any voluntary sale, assignment, transfer or other disposition by the Lessor (including to the Head Lessor) or any other Tax Indemnitee of any interest in the Aircraft or any part thereof or this Agreement unless such transfer or disposition occurs
            (1) in connection with a Tax Indemnitee's pursuing its remedies while an Event of Default by Lessee is continuing or otherwise resulting from an Event of Default, or (2) pursuant to Lessee's exercise of its option to purchase the Aircraft under Article 9 of Appendix D (it being understood and agreed that Lessor and Lessee will cooperate with each other to minimize any Taxes resulting from any sale pursuant to this clause (2)).

1.42 LIBOR shall mean the rate of interest per cent per annum (rounded upward, if not already such a multiple, to the nearest whole multiple of 1/16th. of one per cent) at which, at or about 11.00 a.m. (London time) on the day two Business Days before the beginning of the relevant period deposits in Dollars are offered for the duration of such relevant period on the REUTERS "LIBO" page (or such other page as may replace it from time to time).

1.43 Maintenance Program shall mean an Air Authority approved maintenance program for the Aircraft encompassing scheduled maintenance (including block maintenance), condition monitored maintenance, and on-condition maintenance of Airframe, Engines and Parts, including but not limited to, servicing, testing, preventive maintenance, repairs, structural, inspections, system checks, overhauls, approved modifications, service bulletins, engineering orders, airworthiness directives, corrosion control, inspections and treatments.

1.44 Major Checks shall mean any 12,000 hours Check, 24,000 hours Check or Intersupplementary Check or segment thereof or any equivalent thereof with more or less hours, however denominated, to the extent set out in the Approved Maintenance Program from time to time.

1.45  Manufacturer shall mean Fokker.

1.46 Mortgagee shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee pursuant to the Indenture, and its successors and permitted assigns.

1.47 Note shall mean the Secured Promissory Note executed and delivered to FAUSA by the Lessee and secured by the Credit and Security Agreement.

1.47A Operative Documents shall mean the Lease, the Certificate of Acceptance, the Indenture, the Trust Agreement and the Voting Trust Agreement.

1.48 Other Aircraft Agreements shall mean Aircraft Operating Lease Agreements relating to other Fokker 100 aircraft so long as leased to Lessee by a lessor for the benefit of Fokker, FAUSA or any affiliate thereof (including Wings Aircraft Finance, Inc.), as Beneficiary and the Support Services Agreement, the Credit and Security Agreement and the Note or any other agreement between Lessee and Lessor for the benefit of Fokker, FAUSA or any affiliate thereof, including Wings Aircraft Finance, Inc., provided that, for the purpose of this definition, the word "affiliate" shall mean any corporation or other entity that, directly or indirectly, controls, is controlled by or is under common control with, Fokker.

1.49  Part shall mean, whether or not installed on the Aircraft:

      (a) any component, furnishing or equipment (other than a complete Engine) furnished with the Aircraft on the Delivery Date; and

      (b) any other component, furnishing or equipment (other than a complete Engine) title to which has, or should have, passed to Lessor pursuant to this Agreement but excludes any such items title to which has, or should have, passed to
      (i) Lessee pursuant to this Agreement or (ii) any person pursuant to any agreement relating to the financing of spare parts for the Aircraft, including, but not limited to, FAUSA pursuant to the Credit and Security Agreement and the Note.

1.50  Permitted Lien shall mean:

      (a) liens of repairers, mechanics, material men, carriers, hangarkeepers, employees or other similar liens arising in the ordinary course of business by statute or by operation of law in respect of obligations which are either not overdue or are being contested in good faith by appropriate proceedings;

      (b) any lien for Taxes of any kind either not assessed or, if assessed, not yet due and payable or being contested in good faith by appropriate proceedings, and

      (c) any lien arising out of a judgment against Lessee with respect to which at the time an appeal is being prosecuted in good faith and with respect to which there shall have been secured a stay of execution pending such appeal, provided that in the case of these subclauses (a), (b) and (c)

            (i) adequate reserves for the payment of such obligations have been provided by Lessee;

            (ii) such proceedings, or the continued existence of such lien, do not give rise to any likelihood of the sale, forfeiture or other loss of the Aircraft or any Engine or any Part or any interest therein; and

            (iii) any such lien does not arise as a result of any default on the part of Lessee in respect of its obligations under this Agreement;

      (d)   any Lessor Lien and the lien of this Agreement; and

      (e)   any lien for Lessor Taxes.

1.51  Redelivery Location shall mean Schiphol Airport, The Netherlands.

1.52 Rent Date shall mean the First Rent Date and the numerically corresponding date of each and every subsequent month during the Term, or (if there is no corresponding date in any month), the last day of such month.

1.53 Rental Period shall mean the period from and including any Rent Date to and including the day preceding the next Rent Date.

1.54 Security Assignment shall mean an assignment or pledge in favor of the Head Lessor or the Bank of the benefit of all or any part of Lessor's rights hereunder.

1.55 Security Interest shall mean any mortgage, charge, pledge, lien, assignment, hypothecation, right of set-off or any agreement or arrangement having the effect of creating a security interest.

1.56  State of Incorporation shall mean the State of Delaware.

1.57  State of Registration shall mean United States of America.

1.58 Supplemental Rent shall mean Agreed Value and any other amount which by the terms of this Agreement is payable by Lessee to Lessor other than Rent and the Reserve Rate.

1.59 Support Services Agreement shall mean the Aircraft Support Services Agreement No. ASSAF-ll0 between FAUSA and Lessee.

1.60 Taxes shall mean any and all present and future sales, use, property, customs, value-added, turnover, stamp, interest equalization, income, gross or net receipts, franchise, excise, net worth, capital or other taxes, fees, withholdings, imposts, duties, levies, or other charges of any nature, together with any penalties, fines, or interest thereon, imposed, levied, or assessed by, or otherwise payable to, any Governmental Entity and "Tax" shall be construed accordingly.

1.61 Tax Indemnitee shall mean each of the Lessor, Voting Trustee, Beneficiary and the Head Lessor, including any of their respective successors and assigns.

1.62  Term shall bear the meaning ascribed to it in Article 3.4.

1.63 Transwede shall mean Transwede Airways A.B., a corporation organized under the laws of Sweden.

1.64  Transwede Lease shall mean Aircraft Operating Lease Agreement No. AOLA
      648.017 between Beneficiary, as lessor, and Transwede.

1.65 Tripartite Agreement means Tripartite Agreement No. TA-518, dated as of July 7, 1995 among Transwede, Fokker, Beneficiary and Lessee.

1.66 Trust Agreement shall mean the Trust Agreement dated as of August 1, 1995 between the Beneficiary and the Lessor in its individual capacity, as the same may be amended from time to time.

1.67  Trust Estate shall mean the "Trust Estate" as defined in the Trust
      Agreement.

1.68 Voting Trust Agreement shall mean the Voting Trust Agreement dated as of July 17, 1993 between the Beneficiary and the Voting Trustee, as the same may be amended from time to time.

1.69 Voting Trustee shall mean First Security Bank of Idaho, N.A., a national banking association, and its permitted successors and assigns.

1.70  The terms:

      Agreed Value,
      Deposit,
      Partial Loss Amount,
      Rent,
      Reserve Rate,

      shall have the meanings and values set forth in Appendix B.

1.71  References in this Agreement to:

      (a) Articles or Appendices are, unless otherwise specified, references to Articles of, and Appendices to, this Agreement and references to this Agreement include its Appendices;

      (b) any statute or other legislative provision shall be read to include any statutory or legislative modification or re-enactment thereof, or any substitution therefor;

      (c) the Aircraft include any Part of the Aircraft, and, where the context so admits, any of the Aircraft Documents and references to any part of the Aircraft include any part of any Engine;

      (d) the word "person" or "persons" or to words importing persons include, without limitation, individuals, firms, partnerships, joint ventures, trusts, Government Entities, organizations, associations, corporations, government agencies, committees, departments, authorities and other bodies, corporate or incorporate, whether having distinct legal personality or not, or any member of any of the same;

      (e)   words importing the plural include the singular and vice versa;

      (f) any agreement or instrument include such agreement or instrument as it may from time to time be amended or supplemented; and

      (g)   headings in this Agreement are for ease of reference only.

2.    AGREEMENT TO LEASE

2.1 Lessor will lease the Aircraft to Lessee and Lessee will take the Aircraft on lease from Lessor in "AS-IS--WHERE-IS" condition, in accordance with the terms and conditions of this Agreement.

2.2 Lessor's obligation to deliver the Aircraft on the Delivery Date to Lessee shall be subject to:

      (i) the receipt by Lessor from Lessee on or prior to the Delivery Date of the following, all of which shall be in the English language and be satisfactory in form and substance to Lessor:

            (a) copies of Lessee's certificate of incorporation and/or memorandum and articles of association and/or by-laws and/or other constitutional documents, certified to be true and up to date copies by a duly authorized officer of Lessee;

            (b) copies of resolutions of Lessee's board of directors authorizing Lessee to enter into and perform this Agreement and the transactions contemplated hereby, certified to be true and in full force and effect by a duly authorized officer of Lessee;

            (c) evidence that each approval, license and consent which may be required in relation to, or in connection with the performance by Lessee of any of its obligations hereunder has been granted by or obtained from the applicable Government Entity in the State of Registration;

            (d) copies of Lessee's air transport license, certificate of public convenience and necessity, and any other air operator certificates and other licenses, certificates and permits required by a Governmental Authority enabling Lessee to operate as an air carrier, certified to be true copies and to be in full force and effect by a duly authorized officer of Lessee;

            (e) evidence of appointment of Lessee's agent for service of process in the State of New York;

            (f) a power of attorney in the form of Appendix G authorizing Lessor and/or the Head Lessor/and/or the Bank to take action at the Air Authority and a certified resolution authorizing same;

            (g)   such other documents as Lessor may reasonably request;

      (ii)  the receipt by Lessor from Lessee on or before the Delivery Date of:

            (a) opinion satisfactory in form and substance to Lessor of counsel to Lessee, addressed to Lessor, Beneficiary, Mortgagee and Lender;

            (b)   all sums due to Lessor pursuant to this Agreement;

            (c) a certificate of insurance, a broker's letter of undertaking and other evidence, all in form and substance satisfactory to Lessor, that Lessee is taking the required steps to ensure due compliance with the provisions of this Agreement as to Insurances with effect on and after the Delivery Date;

            (d) evidence that the representations and warranties of Lessee set forth in Article 13.4 are true and correct; and

            (e) an acknowledgement by Lessee of the transfer and assignment of the Indenture Estate (as defined in the Indenture), substantially in the form attached as Annex A to the Indenture.

      (iii) Intentionally omitted;

      (iv)  Intentionally omitted;

      (v) evidence (including satisfactory opinions of Crowe & Dunlevy, special Air Authority aviation counsel, as to Air Authority registration and recordation matters) that on the Delivery Date the Aircraft has been validly registered under the laws of the State of Registration and that all filings, registrations, recordings and other actions have been or will be undertaken which are necessary or advisable to ensure the validity, effectiveness and enforceability of this Agreement and to protect the property rights of Lessor in the Aircraft or any Part and any Security Interest of the Mortgagee therein;

      (vi) Lessor being satisfied that no default shall have occurred under any Other Aircraft Agreement;

      (vii) the Certificate of Acceptance shall have been duly authorized, executed and delivered by Lessee, shall be satisfactory in form and substance to Lessor, and shall be in full force and effect;

      (viii) all of Transwede's rights and interest in the Aircraft shall have been terminated to the satisfaction of Beneficiary, including the termination of the Transwede Lease and the fulfillment of all conditions precedent and obligations of Lessee and Transwede with respect to the Aircraft under the Tripartite Agreement;

      (ix) the Beneficiary shall have consented to the termination of the Transwede Lease and its mortgage on the Aircraft under Swedish law; and

      (x) Lessee shall have accepted the Aircraft from Transwede in accordance with the terms and conditions of the Tripartite Agreement and simultaneously therewith Transwede has redelivered the Aircraft to Lessor.

2.3 The conditions specified in Article 2.2 are inserted for the sole benefit of Lessor and may be waived or deferred in whole or in part and with or without conditions by Lessor. If any of the said conditions are outstanding on the Delivery Date and Lessor (in its absolute discretion) nonetheless agrees to deliver the Aircraft to Lessee, Lessee shall ensure that such outstanding conditions are fulfilled within fifteen (15) days after the Delivery Date and Lessor shall be entitled to treat the failure of Lessee to perform such outstanding conditions as an Event of Default.

2.4 The obligation of Lessee to accept delivery of the Aircraft from Lessor is subject to the satisfaction of the following conditions precedent on or before the Delivery Date:

      (i) each of the Operative Documents to which Lessor is a party shall have been duly authorized, executed and delivered by Lessor and shall be in full force and effect, and executed counterparts shall have been delivered to Lessee;

      ii)   Lessee shall have received the following:

            (a) an incumbency certificate of each of Lessor as to the persons authorized to execute and deliver the Operative Documents to which Lessor is a party and each other document to be executed on behalf of Lessor in connection with the transactions contemplated by the Operative Documents, including the signatures of such persons; and

            (b) such other documents and evidence with respect to Lessor and the transactions contemplated by the Operative Documents as Lessee may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Documents to be performed by Lessor, the taking of all corporate proceedings in connection with such transactions and compliance with the conditions set forth herein;

      (iii) on the Delivery Date, the representations and warranties of Lessor contained in Article 13.6 shall be true and accurate as though made on and as of such date;

      (iv) Lessee shall have received the favorable opinion, addressed to it and reasonably satisfactory in form and substance to it, from Crowe & Dunlevy, special Air Authority aviation counsel; and

      (v) the Aircraft shall meet the delivery conditions specified in Article 3.6.

3. TERM; DELIVERY; ACCEPTANCE; DELAY

3.1. Subject to Articles 2.1, 2.2 and 3.3, Lessor shall deliver the Aircraft on the Delivery Date. Subject to Article 2.4 only, Lessee shall accept the Aircraft and the delivery thereof on the Delivery Date. Lessee acknowledges that Lessor's sole obligation with respect to delivery of the Aircraft is (i) to deliver it to Lessee upon acceptance of the Aircraft by Lessee from Transwede on the Midway Technical Acceptance Date as such term is defined in the Tripartite Agreement pursuant to the terms and conditions of the Tripartite Agreement, and (ii) that Lessor is delivering the Aircraft to Lessee "AS IS--WHERE IS."

3.2   Intentionally omitted.

3.3 If for any reason (including any failure of the conditions specified in Article 2.2, Clauses (viii), (ix) and (x)), the Aircraft has not been delivered by Lessor by August 7, 1995, (as such date may be amended, pursuant to the provisions of the Tripartite Agreement), either party may terminate this Agreement by written notice to the other party. Upon any such termination by Lessee, if the Aircraft has not been delivered by Lessor due to Lessee's breach of its obligations hereunder or under the Tripartite Agreement, Lessor may retain the Deposit. Otherwise, Lessor shall return the Deposit to Lessee.

3.4 The term of the lease shall commence on the Delivery Date and shall continue until the Expiry Date unless earlier terminated or extended as herein provided (such period being herein referred to as the "Term").

3.5 The Aircraft shall be delivered to and accepted by Lessee at the Delivery Location or such other location as is mutually acceptable to the parties.

3.6 Simultaneously with Lessee's technical acceptance of the Aircraft from Transwede under the Tripartite Agreement, Lessee shall indicate and confirm its acceptance of the Aircraft by the execution and delivery to Lessor of the Certificate of Acceptance.

4. REGISTRATION AND TITLE

4.1 As from the Delivery Date Lessee shall cooperate with Lessor or Head Lessor, to effect and maintain registration of the Aircraft in the name of Lessor or Head Lessor, as the case may be, under the Laws of the State of Registration during the Term, such registration to reflect the interests of Lessor or Head Lessor, as the case may be, and Mortgagee and to obtain and maintain all licenses, permits and approvals, including, without limitation, a certificate of airworthiness from the Air Authority, as may be requisite in connection with operation of the Aircraft under this Agreement.

4.2 Lessee shall at its own expense and responsibility cause this Agreement to be kept, filed and recorded at all times during the Term, in such office or offices for the registration of the Aircraft in the State of Registration and in such other offices (in the United States but not in any jurisdiction outside of the United States unless directly required due to Lessee's operation) as may be necessary, to protect Lessor's, Head Lessor's, Mortgagee's and the Bank's rights in any state in which the Aircraft may operate including the State of Registration of the Aircraft and the State of Incorporation or as Lessor may reasonably request to protect and preserve Lessor's, Head Lessor's, Mortgagee's and the Bank's rights hereunder, and shall on request furnish to Lessor an opinion of counsel or other evidence satisfactory to Lessor of such filing and recording.

4.3 Title to and ownership of the Aircraft as between Lessor, Head Lessor and Lessee shall at all times remain in Lessor or Head Lessor, as the case may be, and Lessee shall have no right, title or interest in or to the Aircraft or any part thereof except as expressly provided by this Agreement. Lessee shall identify and specify the interest of Lessor, Head Lessor, Mortgagee and the Bank and shall affix or keep affixed (i) in a reasonably prominent position on the flight-deck of the Aircraft and on each Engine a metal name plate (having dimensions of not less than 10 cm x 7 cm) bearing the inscription (in fireproof and legible characters) stating:

                              "NOTICE OF OWNERSHIP

                        THIS AIRCRAFT/ENGINE IS OWNED BY
    FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE AND LESSOR AND IS SUBJECT TO A FIRST
  PRIORITY MORTGAGE IN FAVOR OF WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL
                        CAPACITY BUT SOLELY AS TRUSTEE."

            The proper completion of the metal name plate shall be advised by Lessor at its earliest convenience. Lessee shall not remove or deface evidence of ownership of the Aircraft and shall not do or permit to be done or omitted any act or thing which would jeopardize the rights of Lessor, Head Lessor, Mortgagee or the Bank in the Aircraft. Lessee will on all occasions when the ownership of the Aircraft or any Part is relevant make clear to third parties that title to the same is held by Lessor, Head Lessor or the Head Lessor, as the case may be.

4.4 Lessee acknowledges that the Aircraft may from time to time be owned by Head Lessor or the Bank and/or be subject to the Security Assignment, in favor of Head Lessor or the Bank. Lessee undertakes to Lessor (both for itself and as agent for each of Mortgagee, Head Lessor and the Bank) at Lessee's expense (except for the expense of assignments pursuant to Article 12 after the first refinancing and first assignment described therein) to, from time to time, cooperate with Lessor, Head Lessor, Mortgagee and the Bank to cause this Agreement, the Indenture, the Security Assignment and such other documents as may be necessary or advisable to give effect to the transactions contemplated hereby or thereby, to be kept, recorded or filed in such office or offices in the State of Incorporation and in the State of Registration as may be necessary or advisable to protect and perfect the interests of Lessor, Head Lessor, Mortgagee and the Bank in the Aircraft, this Agreement, the Indenture and the Security Assignment, and to do, from time to time, all other things which the Bank, Head Lessor, Mortgagee and/or Lessor may reasonably require in order to protect and perfect their rights.

5. POSSESSION AND USE

5.1 Lessee shall not transfer possession of the Aircraft, the Engines or any Part to any person or any legal entity or remove any Engine or Part from the Airframe other than in accordance with the provisions of this Article 5 or of Article 12.1; provided, however, that so long as no Default shall have occurred and be continuing, Lessee may, without the prior written consent of Lessor deliver possession of the Aircraft, the Engines or Parts to the manufacturer thereof for testing or other similar purposes, or to an Authorized Maintenance Performer for service, repair, maintenance or overhaul work on the Aircraft, the Engines or Parts, or for alterations, modifications, or additions thereto, to the extent required or permitted by the terms of Article 7.3.

5.1.1 Lessee will ensure that no Engine or Part installed on the Aircraft is at any time removed from the Aircraft other than:

      (a)   if replaced as expressly permitted by this Agreement; or

      (b) if the removal is of an obsolete item and is in accordance with the Approved Maintenance Program; or

      (c) (i) during the course of maintaining, servicing, repairing, overhauling or testing that Engine or Part or the Aircraft, as the case may be; or

            (ii)  as part of a normal engine or part rotation program; or

            (iii) for the purpose of making such modification to the Engine or
                  Part, or the Aircraft, as the case may be, as are permitted under this Agreement,

      and then in each case only if it is reinstalled or replaced by an engine or part complying with Article 5.1.2(a) as soon as practicable (or in the case of Article 5.1.1(c) (ii) in the ordinary course of such program) and in any event no later than the Expiry Date.

5.1.2 (a) Lessee will ensure that, except as permitted by this Agreement, no engine or part is installed on the Aircraft unless:

            (i) in the case of an engine, it is an engine of the same model as, or an improved or advanced version of the Engine it replaces, which is in similar or better operating condition, and in the case only of a Casualty Occurrence, has substantially similar hours available until the next scheduled checks, inspections, overhauls and shop visits and has the same or greater value and utility as the replaced Engine;

            (ii) in the case of a part, it is in as good operating condition, is of similar or a more advanced make and model and is of the same interchangeable modification status as the replaced Part;

            (iii) in the case of any part, it has become and remains the property of Lessor free from Security Interests and on installation on the Aircraft will without further act be subject to this Agreement and the Indenture; and

            (iv) in each case, Lessee has full details as to its source and maintenance records.

      (b) Provided no Default has occurred and is continuing, Lessee shall be entitled to install any engine or part on the Aircraft by way of replacement notwithstanding Article 5.1.2(a) if:

            (i) there is not available to Lessee at the time and in the place that engine or part is required to be installed on the Aircraft, a replacement engine or, as the case may be, part complying with the requirements of Article 5.1.2(a); and

            (ii) it would result in an unreasonable disruption of the operation of the Aircraft and/or the business of Lessee to ground the Aircraft until an engine or part, as the case may be, complying with Article 5.1.2(a) becomes available for installation on the Aircraft; and

            (iii) as soon as reasonably practicable after installation of the same on the Aircraft, Lessee removes any such engine or part and replaces it with the Engine or Part replaced by it or by an engine or part, as the case may be, complying with Article 5.1.2(a).

5.1.3 Lessee will:

      (a) ensure that any Engine or Part which is not installed on the Aircraft (or any other aircraft as permitted by this Agreement) is, except as expressly permitted by this Agreement, properly and safely stored, and kept free from Security Interests;

      (b) from time to time on request, notify Lessor in writing as to the location of any Engine and on request shall use its reasonable efforts to procure that any person to whom possession of an Engine is given acknowledges in writing to Lessor in terms satisfactory to Lessor, that it will respect the interest of the Mortgagee and Lessor (or, as the case may be, Head Lessor) as owner and lessor of the Engine and will not seek to exercise any rights whatsoever in relation to it;

      (c) (notwithstanding the foregoing provisions of this Article 5.1.3), be permitted, if no Default has occurred and is continuing, to install any Engine or Part on an aircraft, or in the case of a Part, on an engine:

            (i)   owned and operated by Lessee free from Security Interests; or

            (ii) leased or hired to Lessee pursuant to a lease or conditional sale agreement on a long-term basis and on terms whereby Lessee has full operational control of that aircraft or engine; or

            (iii) acquired by Lessee and/or financed or refinanced, and operated by Lessee, on terms that ownership of that aircraft or engine, as the case may be, pursuant to a lease or conditional sale agreement, or a Security Interest therein, is vested in or held by any other person; provided that in the case of (ii) and (iii):

      (1) the terms of any such lease, conditional sale agreement or Security Interest will not have the effect of prejudicing the interests of the Bank as mortgagee or Lessor (or, as the case may be, Head Lessor) as owner and lessor of that Engine or Part; and

      (2) the lessor under such lease, the seller under such conditional sale agreement or the holder of such Security Interest, as the case may be, has confirmed and acknowledged in writing to Lessor, in form and substance satisfactory to Lessor, or has otherwise agreed in writing that it will respect the interest of Lessor (or, as the case may be, Head Lessor) or, generally (without naming such parties) the owner and/or lessor as owner and lessor and the Mortgagee, or generally (without naming the person) any mortgagee as mortgagee of that Engine or Part and that it will not seek to exercise any rights whatsoever in relation thereto; and, to the extent such an acknowledgment has been given, Lessor hereby agrees, for the benefit of the lessor, the seller, or secured party, as the case may be, of any engine or part (other than an Engine or a Part) leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement, that Lessor will not acquire or claim, as against such lessor, seller or secured party, any right, title or interest in any engine or engines owned by the lessor under such lease or subject to a security interest in favor of the seller or secured party under such conditional sale or other security agreement as the result of such engine or engines being installed on the Airframe at any time while such engine or engines are subject to such lease or conditional sale or other security agreement.

5.1.4 Lessee will not enter into nor permit any pooling agreement or arrangement in respect of an Engine or Part without the prior written consent of Lessor, which shall not be unreasonably withheld.

5.2 Lessee shall use the Aircraft solely in commercial or other operations for which Lessee is duly authorized by the Laws of the State of Registration and/or any jurisdiction to whose Laws Lessee's operation of the Aircraft is subject and shall not use or permit the Aircraft to be used for any purpose for which the Aircraft is not designed or reasonably suitable.

      Lessee shall not use the Aircraft for the carriage of (i) whole animals living or dead except in the cargo compartments according to the United States Department of Transportation ("DOT") (or for international flights, International Civil Aviation Organization ("ICAO")) regulations, and except domestic pet animals carried in a suitable container to prevent the escape of any liquid and to ensure the welfare of the animal; (ii) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, wastes, or any nuclear assemblies or components, except as permitted for passenger aircraft under the "Restriction of Goods" schedule issued by the DOT (or for international flights, ICAO) from time to time and provided that all the requirements for packaging or otherwise contained therein are fulfilled; or (iii) any other goods, materials or items of cargo which could reasonably be expected to cause damage to the Aircraft and which would not be adequately covered by the insurance required by or obtained pursuant to Article 11.

5.3 Lessee shall not permit the Aircraft to be maintained, used, or operated in violation of any Law of any Government Entity having jurisdiction, or contrary to any manufacturer's operating manuals and instructions, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such Government Entity. In the event that such Laws require alteration of the Aircraft during the Term, Lessee shall conform therewith at its own expense and shall maintain the same in proper condition for operation under such Laws. Lessee agrees not to operate the Aircraft or to permit or suffer the Aircraft to be operated
      (i) contrary to applicable Law, and/or (ii) within or into any geographic area unless the Aircraft is covered by insurance as required by the provisions of Article 11 or insurance or an indemnity in lieu of such insurance from the United States government against the risks and in the amounts required by Article 11 covering such area, and/or (iii) contrary to the terms of such insurance as required by the provisions of Article 11.

5.4 Throughout the Term and until re-delivery of the Aircraft to Lessor in accordance with the provisions of this Agreement, the Aircraft and every part thereof shall be in every respect at the sole risk of Lessee, who shall bear all risks of loss, theft, damage or destruction to the Aircraft from any cause whatsoever. Lessor shall not be liable for any liability, claim, loss, damage or expense of any kind or nature caused directly or indirectly by the Aircraft or any part thereof by any inadequacy thereof for any purpose or any deficiency or defect therein, by the use or performance thereof, by any repairs or servicing thereto or any delay in providing or failure to provide any thereof, by any interruption or loss of service or use thereof, or by any loss of business or other consequential damage or any damage whatsoever and howsoever caused prior to re-delivery of the Aircraft to Lessor.

5.5 Lessee shall ensure that such crew and engineers as are employed by it in connection with the operation and maintenance of the Aircraft shall have such qualifications and hold such licenses as are required by the Air Authority and by all applicable Laws and regulations.

6. CHARGES, METHOD OF PAYMENT AND FINANCIAL INFORMATION

6.1 Lessee shall punctually pay to Lessor, when due, the Rent, Reserve Rate and Supplemental Rent expressed to be payable by the Lessee to the Lessor hereunder including the monies specified and calculated in accordance with the provisions of Appendix D at the time and in the manner therein specified, and shall punctually and duly observe and perform Lessee's obligations under the said Appendix D which forms an integral part of this Agreement. The time stipulated in this Agreement for all payments payable by Lessee to Lessor and for the performance of Lessee's other obligations under this Agreement shall be of the essence of this Agreement.

6.2 Lessee shall not be entitled to any abatement, compensation, reduction or set-off against any installment of Rent, the Reserve Rate or Supplemental Rent, including but not limited to, abatements, compensations, reductions or set offs, by reason of any past, present or future claims of Lessee against Lessor or any other person under this Agreement or otherwise.

6.3 Lessee's obligation to pay Rent and make other payments in accordance with this Agreement, until Lessee shall have redelivered the Aircraft to Lessor in accordance with Article 16 and shall have complied with its other obligations hereunder, shall be absolute and unconditional irrespective of any contingency whatsoever including (but not limited to) (i) any right of set-off, counterclaim, recoupment, defense or other right which either party may have against the other, (ii) any unavailability of the Aircraft for any reason, including, but not limited to, any defect in the airworthiness, merchantability, fitness for any purpose, condition, design, or operation of any kind or nature of the Aircraft, or the ineligibility of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or (save as herein provided) any Casualty Occurrence in respect of or any damage to the Aircraft, (iii) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against Lessor or Lessee, (iv) any invalidity or unenforceability or lack of due authorization of, or other defect in this Agreement, (v) any failure of Lessee to obtain any required license, certificate, authorization or other approval of any Governmental Entity having jurisdiction over the operation by Lessee of the Aircraft or the operation by Lessee in any airport and (vi) any other cause which, but for this provision, would or might have the effect of terminating, frustrating or in any way affecting any obligation of Lessee hereunder, it being the declared intention of the parties that the provisions of this Article and the obligations of Lessee to pay the Rent, the Reserve Rate and Supplemental Rent provided for by this Agreement shall survive any frustration and that, save as expressly provided in this Agreement, no monies payable hereunder by Lessee to Lessor shall in any event or circumstance be repayable to Lessee.

6.4 Lessee agrees to furnish Lessor during the Term:

      (i)   Intentionally omitted;

      (ii) upon Lessor requesting the same a quarterly unaudited balance sheet of Lessee prepared by it as of the close of the most recent previous financial quarter, together with the related profit and loss statement for such period;

      (iii) within ninety (90) days after the close of each financial year of Lessee, an audited balance sheet and profit and loss statement as of the close of such financial year;

      (iv) from time to time such other non-confidential information as Lessor may reasonably request; and

      (v) copies of all notices sent by Lessee (A) to its shareholders or creditors as a group in their respective capacities as such relating to major business or financial developments of Lessee; or (B) to the Securities and Exchange Commission in connection with or following a public offering of the equity shares of Lessee.

7. MAINTENANCE

7.1   Lessee, during the Term, at its own cost and expense shall:

      (a) service, repair, maintain, overhaul, test, or cause the same to be done to the Aircraft in accordance with the Approved Maintenance Program so as to keep the Aircraft in as good operating condition as when delivered to Lessee on the Delivery Date, ordinary wear and tear excepted, and such operating condition as may be necessary to enable the airworthiness certificate of the Aircraft to be maintained in good standing at all times under applicable Law, and Lessee shall at all times maintain current certificates of airworthiness (except in each case if Fokker 100 aircraft with similar engines are grounded by the Air authority other than as a result of the acts and omissions of Lessee) and Air Authority required records of maintenance in respect of the Aircraft and produce copies thereof to Lessor upon request;

      (b) maintain in the English language all Aircraft Documents, records, logs, and other materials required by applicable Laws and best airline practice to be maintained in respect of the Aircraft including engine trend monitoring data;

      (c) perform, or cause to be performed, all airworthiness directives and mandatory notes and mandatory bulletins affecting the Aircraft having a compliance date during the Term and issued by (a) the Air Authority and/or (b) Fokker or any other manufacturer of any part of the Aircraft (except that, in the event of a conflict, those required by the Air Authority shall prevail);

      (d) maintain the Aircraft in conformity with Air Authority Regulations and such other rules and regulations of the Air Authority as may from time to time be applicable to passenger category airline aircraft;

      (e) provide Lessor by telex or fax message with a monthly summation (which may utilize Air Authority forms) of Flight Hours and Cycles accumulated on the Airframe, Engines, A.P.U. and Landing Gear and details of all modifications and material component changes within five (5) days after the end of each month.

      Such maintenance shall be performed by Lessee or by an Authorized Maintenance Performer.

7.2 Except as otherwise provided herein, Lessee, at its own cost and expense, shall promptly replace all Engines or Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or unserviceable with an engine or part meeting the requirements of Article 5.1.2(a).

7.3 (a) Save as expressly herein provided the Aircraft shall not be modified, altered, converted or added to (each such action in relation to the Aircraft being herein referred to as an "Equipment Change"), provided that Lessee may, at its own expense and subject to the prior written approval of Lessor (such approval not to be unreasonably withheld), make such Equipment Changes to the Aircraft as Lessee may deem desirable in the proper conduct of its business, provided that no such Equipment Change diminishes the value, utility, condition or airworthiness of the Aircraft below the value, utility, condition and airworthiness thereof immediately prior to such Equipment Change, assuming the Aircraft was then in the condition required to be maintained by the provisions of this Agreement.

      (b) Title to all Parts incorporated or installed in or attached or added to the Aircraft as the result of such Equipment Change shall, without further act, vest in Lessor free and clear of all liens, charges and encumbrances. Lessee shall at its own expense take all such steps and execute, and procure the execution of, all such instruments as Lessor may require and which are necessary to ensure that title to any such replacement Part as aforesaid passes to Lessor according to the Governing Law and the lex situs, provided, however, that so long as a Default shall not have occurred and be continuing, at any time during the Term, Lessee may remove any such
          Part if (A) (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to the Aircraft at the time of the delivery thereof hereunder, (ii) such Part is not required to be incorporated or installed in or attached or added to the Aircraft pursuant to the provisions of Article 7.1 and (iii) such Part can be removed from the Aircraft without diminishing or impairing the value, utility or airworthiness which the Aircraft would have had at such time, had such Equipment Change not occurred. Or (B) such Part is deemed by Lessee to be obsolete or no longer suitable or appropriate for use in the Airframe or Engines (an "Obsolete Part") and its removal shall not materially decrease the value or adversely affect the utility or remaining useful life of the Airframe or Engines, or impair the condition or airworthiness thereof below the value, utility or remaining useful life, condition or airworthiness thereof immediately prior to such removal (assuming the Aircraft was then in the condition required to be maintained by the terms of the Lease), except that the value (but not the utility, remaining useful life, condition or airworthiness) of the Airframe or the Engines may be reduced, to the extent resulting from the removal of Obsolete Parts, if the aggregate original cost of all Obsolete Parts removed from such Aircraft and not replaced shall not exceed $70,000.

      (c) Upon the removal by Lessee of any such Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed a part of the Aircraft. Any Part not removed by Lessee as above provided prior to the return of the Aircraft to Lessor hereunder shall remain the property of Lessor (save as the parties may otherwise agree in writing) provided that Lessor may require Lessee, prior to the end of the Term, to remove any Parts incorporated or installed in the Aircraft as a result of an Equipment Change and to restore the Aircraft to its condition prior to an Equipment Change.

7.4.1 Upon submission by Lessee to Lessor of invoices or receipts reasonably satisfactory to Lessor evidencing the performance in accordance with the provisions of this Agreement by or at the direction of Lessee of:

      (a) with respect to the Airframe, the accomplishment of those items of maintenance characterized as scheduled airframe heavy maintenance as defined in the Approved Maintenance Program for 12,000 hours and 24,000 hours inspections or any equivalent thereof with more or less hours ("Airframe Maintenance"), or

      (b) with respect to any Engine, the performance of all scheduled shop visit engine maintenance and re-pair, other than (i) repairs arising as a result of foreign object damage or operational mishandling and/or (ii) maintenance and repair of QEC (Quick Engine Change) kits ("Engine Maintenance"), or

      (c) with respect to any nose or main landing gear ("Landing Gear"), the performance of all scheduled shop visit nose and main landing gear maintenance and repair, other than repairs arising as a result of foreign object damage or operational mishandling ("Landing Gear Maintenance"),

      Lessor shall, subject to Article 3.6 of Appendix D and provided that a Default shall not have occurred and be continuing, release to Lessee, from the relevant Maintenance Fund as defined in paragraph 3.2 of Appendix D, a sum equal to the aggregate amount evidenced by such invoices or receipts for such relevant maintenance, to the extent there are sufficient sums in the relevant Maintenance Fund at the date of the start of the relevant maintenance. Lessee agrees to use its reasonable efforts to ensure that the relevant invoices or receipts are received by Lessor as promptly as possible after completion of the relevant maintenance. All sums remaining in any Maintenance Fund at the expiration or other termination of this Agreement shall be retained by Lessor, except (i) upon payment in full of Agreed Value and any other amounts due to Lessor or otherwise hereunder after a Casualty Occurrence pursuant to Article 17.2(b), in which case all sums remaining in any Maintenance Fund shall be paid to Lessee and (ii) under the circumstances and to the extent described in Article 3.6 or 9 of Appendix D.

      For the avoidance of doubt, Lessor shall not refuse to release monies from the Maintenance Fund on the ground that maintenance was required due to operational mishandling, provided that Lessee can demonstrate that Lessee complied with the original equipment manufacturer's written instructions.

7.4.2 Lessor shall be entitled to delay the release or payment of funds from any Maintenance Fund (to the extent related to any disputed amounts) to Lessee provided for by this Article 7 until such time as it shall in its opinion be in a position to determine (which Lessor agrees to use reasonable efforts to do as promptly as possible) the amount to be released or paid, but in any event release all undisputed amounts from the relevant Maintenance Fund (but where insufficient funds are in such maintenance Fund the lesser pro rata portion of such funds which corresponds to the undisputed amount) upon request unless a Default shall have occurred and be continuing.

7.5.1 During the Term, Lessee shall furnish to Lessor such information concerning the location, condition, use and operation of the Aircraft as Lessor may reasonably request. The right of Lessor, or its designated representatives, to inspect the Aircraft during any Major Checks performed by or on behalf of Lessee during the Term, shall be absolute and Lessee shall inform Lessor by providing sixty (60) days' written notice as to time and location of all Major Checks. During such Major Checks, Lessee agrees to provide sufficient manpower to allow Lessor, or its authorized representatives, to inspect any area of the Aircraft which Lessor requests to inspect and which would normally be required during such a Major Check, provided that such inspection is to be made only at the time that Lessee opens up such area in accordance with the Approved Maintenance Program.

      Lessee also shall permit any persons designated by Lessor to visit and inspect the Aircraft, its condition, use and operation, and the records maintained in connection therewith.

7.5.2 Lessor shall have the right at any time on reasonable notice to inspect or survey the Aircraft or any part thereof, or instruct a duly authorized surveyor to carry out a survey on its behalf, to ascertain the condition of the Aircraft or any part thereof and satisfy itself that the Aircraft is being properly repaired and maintained in accordance with the terms of this Agreement. The cost of any such inspection or survey shall be borne by Lessor unless an Event of Default has occurred and is continuing.

7.5.3 Lessor shall have no duty to make any such inspection as is referred to in
      Article 7.5.1 and 7.5.2 and shall not incur any liability or obligation by reason of not making any such inspection. Except in connection with any Event of Default, no exercise of any inspection right under Articles 7.5.1, 7.5.2 or any other provision of this Agreement shall interfere with the normal operation or maintenance of the Aircraft or the business of Lessee and shall be conducted during normal maintenance or business hours. In connection with any such inspection, Lessee shall allow Lessor or any persons designated by Lessor to copy, at Lessor's cost and expense, any Aircraft Documents or other records relating to maintenance and operation of the Aircraft. Lessee shall not be liable for the use of any such Aircraft Documents or other records by Lessor or any other person or entity which use is unrelated to Lessee's compliance with the terms of this Agreement.

8. TAXES, DUTIES AND EXPENSES

8.1 Lessee agrees promptly to pay and indemnify and hold Lessor and Head Lessor harmless against all Taxes (other than Lessor Taxes) levied or imposed against or upon or otherwise payable by any Tax Indemnitee or Lessee and relating to or attributable to Lessee, this Agreement, the Aircraft and/or the importation, exportation, registration, ownership, leasing, subleasing, delivery, possession, use, operation, reregistration, repair, maintenance, overhaul, replacement, improvement, modification, alteration, transportation, landing, storage, presence or re-delivery of or addition to, the Aircraft or any Engine or any Part thereof or any rent, receipts, insurance proceeds or income arising therefrom, or any sum payable by Lessee to a Tax Indemnitee under this Agreement or any other transactions or activities contemplated by this Agreement. If Lessee is required by any applicable Law or regulation to deliver or furnish any report or return in connection with any such Taxes, Lessee shall complete the same in a manner satisfactory to the relevant Tax Indemnitee and in particular shall state therein that Lessor or Head Lessor, as the case may be, is the owner of the Aircraft and that the Lessee is exclusively responsible for the use and operation of the Aircraft and for any such Taxes and Lessee shall supply a copy of such report or return to the relevant Tax Indemnitee.

      All payments by Lessee hereunder to Lessor shall be free of withholdings of any nature whatsoever (and at the time Lessee is required to make any payment upon which any withholding is required, Lessee shall pay an additional amount such that the net amount actually received by the Lessor will, after such withholding, equal the full amount of the payment then due) and shall be free of expense for collection or other charges.

      If Lessee shall have paid any additional amount pursuant to the first sentence of this paragraph with respect to Taxes not subject to indemnification pursuant to the provisions of this Section 8.1, the Lessor for whose benefit such Taxes were paid shall reimburse Lessee within 10 Business Days of written demand therefor for the amount of such Taxes so paid by Lessee. For the purpose of Article 1.10 and Article 8, the terms, "Lessor" and "Head Lessor" shall include each group of corporations (and each member thereof) that includes Lessor or Head Lessor and for which consolidated, combined, unitary or other group tax returns are filed.

8.2 Except as otherwise specifically provided herein, Lessee shall pay to Lessor on or after Delivery Date (unless otherwise agreed to be financed by Lessor or to be paid by Transwede pursuant to the Tripartite Agreement) upon demand:

      (a) all reasonable expenses paid to third parties (including legal, printing and out-of-pocket expenses) incurred or payable by Lessor
            (i) in connection with the negotiation, preparation and execution of this Agreement and all related documents, including reasonable out-of-pocket expenses in connection with this Agreement and (ii) related to any amendment to or extension of, or the granting of any waiver or consent under, this Agreement, resulting from a request of Lessee;

      (b) all reasonable expenses paid to third parties (including legal fees and disbursements but excluding surveyor costs) payable or incurred by Lessor in connection with, the enforcement of or preservation of any rights of Lessor under this Agreement or otherwise in respect of moneys owing under this Agreement by Lessee or in respect of any breach of Lessee of any representation, warranty, covenant or undertaking herein contained; and

      (c) the ongoing annual fees and reasonable out-of-pocket expenses related to this Agreement of the Owner Trustee, the Voting Trustee and Mortgagee (other than those incurred pursuant to a change in any of such trustees which was not requested by Lessee);

8.3 Lessee shall pay all stamp, documentary, registration or other like duties or taxes (including any such duties or taxes payable by a Tax Indemnitee but excluding all Lessor Taxes) imposed on or in connection with this Agreement and shall indemnify that Tax Indemnitee against any liability arising by reason of any delay or omission by Lessee to pay such duties or taxes.

8.4 If and to the extent that any sum (the "indemnity sum") constituting (directly or indirectly) an indemnity to one or more Tax Indemnitees paid by Lessee to any person other than that Tax Indemnitee shall be treated as taxable in the hands of the relevant Tax Indemnitee, Lessee shall pay to the relevant Tax Indemnitee a sum as (after taking into account any taxation suffered by the relevant Tax Indemnitee on the indemnity sum) shall reimburse the relevant Tax Indemnitee for the net amount of any Taxes suffered by them in respect of the indemnity sum (after taking into account any current tax savings or other benefits to the relevant Tax Indemnitee resulting from the payment or accrual of the indemnified expense).

8.5 If and to the extent that any sums payable to a Tax Indemnitee by Lessee under this Agreement by way of indemnity are insufficient, by reason of any Taxes payable in respect of those sums, for that Tax Indemnitee to discharge the corresponding liability to the relevant third party (including any taxation authority), or to reimburse that Tax Indemnitee for the cost incurred by it to a third party (including any taxation authority), Lessee will pay to that Tax Indemnitee such sum as will after the tax liability has been fully satisfied leave that Tax Indemnitee with the same net amount (after taking into account any current tax savings or other benefits to the that Tax Indemnitee resulting from the payment or accrual of the indemnified expense) as it would have been entitled to receive in the absence of that liability. For the purpose of computing the amount of an indemnity payment pursuant to this Article 8.5 and the amount of any payment to Lessee under Article 8, it shall be assumed that the relevant Tax Indemnitee is subject to tax on the amount of each indemnity it receives or accrues under this Agreement and can use any tax savings to offset Taxes at the highest marginal statutory rates of tax applicable to that Tax Indemnitee (as certified to Lessee by an officer of that Tax Indemnitee) at the time such indemnity or tax savings is received or accrued.

8.6 If, as a result of any indemnity paid by Lessee or any event giving rise to an indemnity obligation of Lessee, a Tax Indemnitee at any time realizes any tax savings, refunds or other reductions in taxes not previously taken into account in computing the amount of the indemnity, that Tax Indemnitee shall promptly pay to the Lessee the amount of such tax savings, refunds or other reductions in taxes; provided, however, that no Tax Indemnitee will be required to make any payment to Lessee pursuant to this Article 8.6 so long as a Default shall be continuing or if Lessee shall not have theretofore made all payments due to all Tax Indemnitees under this Agreement, or to the extent that the amount of such payment would exceed the amount of all prior payments by Lessee to the relevant Tax Indemnitee pursuant to this Article 8 less the amount of all prior payments by the relevant Tax Indemnitee to Lessee pursuant to this Article
      8.6. The relevant Tax Indemnitee shall estimate the amount of such tax savings, refunds and other reductions in Taxes and shall use reasonable efforts to take such actions in filing its tax returns and in dealing with taxing authorities to seek and claim each such tax savings, refund and other reduction in Taxes, but shall not be obligated to take any such action that it determines in its sole discretion to involve the imposition or risk of any material unindemnified cost or expense, and in no event will any person have any right to inspect the books, records, tax returns or other documents of any Tax Indemnitee, and the positions to be taken by any Tax Indemnitee on or with respect to its tax returns and in any tax proceedings shall be within their sole control.

8.7 Lessee's, and each Tax Indemnitee's obligations under this Article 8 shall continue in full force and effect, notwithstanding the expiration or earlier termination of the Term hereunder.

8.8 If Lessee disputes the payment of any Taxes payable by a Tax Indemnitee for which Lessee is responsible under this Agreement, that Tax Indemnitee will take such action as Lessee may reasonably request at Lessee's expense to contest that payment but that Tax Indemnitee will not be obliged to take any such action:

      (a) which that Tax Indemnitee considers in good faith may result in the imposition or risks of any material liability cost, or expense for which that Tax Indemnitee is not indemnified to its satisfaction; or

      (b) which that Tax Indemnitee considers not to have a reasonable prospect of success; or

      (c) for which Lessee has not made adequate provision to the satisfaction of that Tax Indemnitee in respect of the expense concerned.

8.9 Lessor covenants and agrees to deliver to Lessee, (a) within 30 days prior to January 1, 1996 and each January 1 falling every three years thereafter (or at such other date as prescribed by United States Treasury Regulations) as long as this Agreement has not been terminated, two accurate and complete original copies of Internal Revenue Service Form 1001 (or any successor form), dated the date hereof or January 1, 1996 (or such subsequent January 1 or other date) signed by Beneficiary, as appropriate, and such other related forms (including any certificate with respect thereto) as Lessee may reasonably request, or (b) within 30 days of the signing of this Agreement (but in all events prior to the date of the first payment of Rent to Lessor under this Agreement) and within 30 days prior to the beginning of each taxable year of Lessor beginning subsequent to the date of this Agreement (or at such other date as prescribed by United States Treasury Regulations), two accurate and complete original copies of Internal Revenue Service Form 4224 (or any successor form), signed by Beneficiary, dated as appropriate, and such other related forms (including any certificate with respect thereto) as Lessee may reasonably request. In addition, Lessor shall deliver to Lessee two accurate and complete original copies of Form 1001 or Form 4224 signed by Beneficiary, at any time that a change in circumstances renders the previous form inaccurate in any material respect. Nothing in this Article 8.9 shall be construed as imposing on the Lessee any obligation whatsoever, including, without limitation, to indemnify Lessor or any other party for U.S. withholding taxes.

9. LIENS

9.1 Lessee, during the Term, shall not create or suffer to exist any lien, attachment, mortgage or other encumbrance upon or against the Aircraft, or any of its rights under this Agreement, other than Permitted Liens. If at any time a lien, attachment, mortgage, or other encumbrance except as permitted above shall be created or suffered to exist by Lessee, or be levied upon the Aircraft or any of its rights under this Agreement, Lessee shall forthwith notify Lessor and cause the same forthwith to be discharged by bond or otherwise. In the event Lessee shall fail to discharge any such lien, attachment, mortgage or other encumbrance, Lessor, Head Lessor, Mortgagee, Lender or the Bank shall be entitled (but not bound) to discharge the same, in which event Lessee shall pay to Lessor, on demand, the amount paid by Lessor, Head Lessor, Mortgagee, Lender or the Bank, together with Lessor's, Head Lessor's, Mortgagee's, Lender's or the Bank's losses, costs and expenses, including reasonable legal fees and expenses.

10. INDEMNIFICATION

10.1 LESSEE SHALL RELEASE AND DEFEND, HOLD HARMLESS AND INDEMNIFY ANY AND/OR ALL OF THE INDEMNITEES, FROM AND AGAINST ANY AND ALL CLAIMS, PROCEEDINGS, SUITS, JUDGMENTS, COSTS, EXPENSES, PENALTIES, FINES AND LIABILITIES, DIRECT AND CONSEQUENTIAL DAMAGES AND LOSSES, INCLUDING WITHOUT LIMITATION COSTS AND EXPENSES INCIDENTAL THERETO, OF WHATSOEVER KIND AND NATURE, AND INCLUDING REASONABLE LEGAL FEES AND EXPENSES BUT EXCLUDING ANY TAXES, INDEMNITY FOR WHICH IS ENCOMPASSED SOLELY IN ARTICLE 4.1 AND ARTICLE 8 (EACH A "CLAIM"), ATTRIBUTABLE TO ACTS OR OMISSIONS OCCURRING DURING THE TERM OF THIS AGREEMENT, WHICH MAY BE SUFFERED BY, ASSERTED AGAINST, CHARGED TO OR RECOVERABLE FROM, DIRECTLY OR INDIRECTLY, ANY AND/OR ALL OF THE INDEMNITEES:

            (A) RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE POSSESSION, DELIVERY, PERFORMANCE, MANAGEMENT, OWNERSHIP, REGISTRATION, CONTROL, MAINTENANCE, CONDITION, SERVICE, REPAIR, OVERHAUL, LEASING, USE, OPERATION OR RETURN OF THE AIRCRAFT, ANY ENGINE OR ANY PART, OR THE PERFORMANCE OR NON-PERFORMANCE OF ANY AND/OR ALL OF THE INDEMNITEES OF SERVICES OR DELIVERY OF ANY THINGS IN CONNECTION WITH THE AIRCRAFT DURING THE TERM, OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, WHETHER OR NOT ARISING IN TORT OR OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF ANY AND/OR ALL OF THE INDEMNITEES; OR

            (B) AS A CONSEQUENCE OF ANY DESIGN, ARTICLE OR MATERIAL IN THE AIRCRAFT, ANY ENGINE OR ANY PART OR ITS OPERATION OR USE CONSTITUTING AN INFRINGEMENT OF PATENT (TO THE EXTENT AND SCOPE AND SUBJECT TO THE LIMITATIONS SET FORTH IN PART C OF EXHIBIT G OF THE SUPPORT SERVICES AGREEMENT), COPYRIGHT, TRADEMARK, DESIGN OR OTHER PROPRIETARY RIGHT OR A BREACH BY LESSEE OF ANY OBLIGATION OF CONFIDENTIALITY OWED TO ANY PERSON;

                  EXCLUDING, HOWEVER, FROM THE FOREGOING ANY SUCH CLAIM TO THE EXTENT THAT SUCH CLAIM RESULTS FROM (I) THE FAILURE OF TRANSWEDE TO SATISFY ANY OF ITS OBLIGATIONS TOWARDS BENEFICIARY AND/OR FOKKER UNDER THE TRIPARTITE AGREEMENT, OR
                  (II) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, OR (III) FROM ANY MISREPRESENTATION BY SUCH INDEMNITEE CONTAINED IN THIS AGREEMENT OR ANY BREACH BY SUCH INDEMNITEE OF ANY COVENANT SET FORTH IN THIS AGREEMENT.

10.2 The indemnities contained in this Article 10 shall continue in full force and effect notwithstanding the expiration or other termination of this Agreement or of the letting of the Aircraft hereunder.

10.3 The indemnities contained in this Article 10 are given to the Lessor for itself and as agent and trustee on behalf of the other Indemnitees.

10.4 Notwithstanding anything to the contrary contained herein, Lessee does not release and does not agree to defend, hold harmless or indemnify under this Agreement (and without limiting any obligations or indemnities contained in any other agreement with Lessee) Fokker or any other Indemnitee in its capacity as manufacturer or seller of the Aircraft from or against (i) claims of third parties made directly against Fokker or such Indemnitee, based on its product liability or its status as manufacturer or seller, or (ii) claims made against Fokker or such Indemnitee based on the warranties or indemnities contained in the Product Assurance Document which is Exhibit G of the Support Services Agreement, or (iii) the matters described in Article 10.1(B).

10.5 If any Indemnitee has knowledge of the occurrence of any Claim, liability or other matter for which it is or may be entitled to be indemnified hereunder, it shall give prompt written notice thereof to the Lessee. Each Indemnitee shall cooperate in good faith with Lessee and supply such information as may reasonably be requested by Lessee to enable Lessee to investigate, defend or contest any Claim, liability or other matter for which Lessee may be required to indemnify an Indemnitee hereunder. In the event that Lessee pays any amount to an Indemnitee pursuant to this
      Article 10, Lessee shall be subrogated to all rights of the Indemnitee in respect of the Claim, liability or other matter indemnified against giving rise to such payment. Lessee or its insurers shall have the right, unless an Event of Default shall have occurred and be continuing and such matter is not covered by insurance, to investigate or (provided that Lessee or its insurers shall agree not to dispute liability hereunder or under any insurance policies pursuant to which coverage is sought and provided that Lessee shall have consulted with Lessor prior thereto), defend or compromise any Claim, and Lessor shall cooperate with Lessee with respect thereto.

11. INSURANCE

11.1 On or before the Delivery Date of the Aircraft and throughout the Term, Lessee shall carry and maintain in full force and effect, at its own cost and expense, in such forms, on such conditions and with such insurers and, if requested, reinsurers and through such insurance and, if requested, reinsurance brokers as are satisfactory to Lessor, the following insurances with respect to the Aircraft, Engines and Parts (herein referred to as "the Insurances"):

            (a) All Risks Aircraft Hull insurance of the type usually insured against by commercial airlines engaged in the same or similar business and owning or operating similar aircraft (including Engines and Parts while not installed on the Aircraft and including Extended Coverage Endorsement (Aircraft Hull) AVN5l or equivalent on the Agreed Value. The insurance may be subject to a deductible in respect of losses other than total loss, arranged total loss or constructive total loss of not more than $100,000.00 (Dollars One Hundred Thousand) for each accident.

            (b) If operated outside the United States and Canada, Aircraft Hull War and Allied Perils insurance covering the risks excluded from the All Risks Aircraft Hull insurance specified in paragraph (a) above by the terms of the War, Hi-Jacking and Other Perils Exclusion Clause AVN.48B except paragraph (b) thereof and shall include cover in respect of confiscation, nationalization, seizure, restraint, detention, appropriation for title or use by or under the order of any Government Entity of the State of Registration.

            (c) Comprehensive Airline Liability insurance (including without limitation aircraft Third Party Liability, Passenger and Crew Liability (including Baggage and Personal Effects)), Cargo Liability, Mail Liability, Personal Injury Liability, Contractual Liability, Hangar Keeper's Liability, Aircraft Products Liability and General Third Party Liability of the types usually insured against by commercial airlines engaged in the same or similar business and owning or operating similar (but not necessarily Fokker-manufactured) aircraft in an amount of not less than $500,000,000.00 (Dollars Five Hundred Million) Combined Single Limit any one occurrence each Aircraft but limited in respect of Personal Injury to the equivalent of $25,000,000.00 (Dollars Twenty Five Million) any one offense and in the aggregate.

                  Such insurance shall include cover in respect of the risks excluded by War, Hi-Jacking and Other Perils Exclusion Clause AVN.48B except paragraph (b) thereof.

                  This insurance may be subject to deductibles in respect of passengers baggage and personal effects of not more than $1,250.00 (Dollars One Thousand Two Hundred Fifty) any one claim and in respect of cargo and mail of not more than $5,000.00 (Dollars Five Thousand) any one claim. Such deductibles shall not apply to claims arising from accidents to the carrying aircraft.

            (d) All Risks insurance on Engines and Parts while any such items are not installed on the Aircraft and in respect of which cover is not provided under the All Risks Aircraft Hull insurance and/or Aircraft Hull War and Allied Perils insurance (respectively specified in paragraphs (a) and (b) above) of the type usually insured against by commercial airlines engaged in the same or similar business and owning or operating similar aircraft for not less than full replacement value. If Engines and Parts are located outside the United States and Canada, such insurance shall include War and Allied Perils to the extent that such insurance is customarily available in the international insurance market for this type of insurance.

                  This insurance may be subject to a deductible of not more than $10,000.00 (Dollars Ten Thousand).

      The Lessor will accept a United States government indemnity (as referred to in Article 5.3) in lieu of the foregoing or as otherwise required under this Article 11. Lessor's current requirements as at the date of this Agreement as to the Insurances are as specified in this Article and in Appendices H and I. Lessor reserves the right to amend, and will cooperate with Lessee reasonably to amend, the insurance requirements of this
      Article 11 to reflect changes in insurance practice.

      If required by the first paragraph of Article 11.1, the Lessee shall procure that the insurers effect reinsurances in the same form and conditions through such reinsurance brokers and with such reinsurers and for such proportions as are satisfactory to Lessor.

11.2  All Insurances to be carried in accordance with Article 11.1 above shall:

      (a) in respect of All Risks Aircraft Hull insurance, Aircraft Hull War and Allied Perils insurance and All Risks insurance on Engines and
            Parts:

            (i) name the Lessor, Head Lessor, the Mortgagee, the Lender and the Bank and their respective successors and assigns as additional assureds;

            (ii) provide that all claims in respect of the Aircraft, Engines and Parts shall be payable to the Mortgagee for so long as the lien of the Indenture shall be in effect and thereafter to Lessor or as it may direct, such payee to be named Loss Payee; provided, that partial loss amounts up to the Partial Loss Amount set forth in Appendix B shall be payable to Lessee unless the insurers have been given notice that a Default has occurred; and

            (iii) if applicable, provide in respect of Hull All Risks and Hull
                  War and Allied Perils for a 50/50 Claims Settlement Clause in the form of AVS.l03;

      (b)   in respect of Comprehensive Airline Liability insurance:

            (i) name the Lessor, its successors and assigns and its shareholders, subsidiaries, directors, officers, agents, employees and the Indemnitees as additional assureds; and

            (ii) provide that the insurance shall operate in all respects as if a separate policy had been issued covering each party insured thereunder, but this provision shall not operate to include any claim howsoever arising in respect of loss or damage to the Aircraft, Engines and Parts insured under the All Risks Hull, Hull War and Allied Perils or All Risks insurance of the assured. Notwithstanding the foregoing the total liability of insurers in respect of any and all assureds shall not exceed the limits of liability stated in the policy;

      (c)   in respect of all Insurances:

            (i) be effective worldwide except for territories approved in writing by the Lessor;

            (ii) provide that insurers waive all rights of subrogation against the Lessor, its subcontractors, FAUSA, Fokker, the Mortgagee, the Lender, the Head Lessor, the Bank, and their respective officers, directors, employees, servants, agents, successors and assigns;

            (iii) provide that in the event that the Insurances are canceled
                  (including cancellation for non-payment of premium) or are materially changed such cancellation or change shall not be effective as to the interest of the Lessor until thirty (30) days (but seven (7) days or such lesser period as is customarily available in accordance with policy conditions in respect of war and allied perils) after confirmed receipt by Lessor of written notice by insurers of such cancellation or change;

            (iv) provide that in respect of the interests of the Additional Assureds, the Insurances shall not be invalidated by any act, neglect, omission, misrepresentation or non-disclosure on the part of the Lessee or any other party other than the Additional Assured seeking to make a claim thereunder, and shall insure each Additional Assured regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by the Lessee or any other party other than the Additional Assured seeking to make a claim thereunder;

            (v) provide that the Additional Assureds shall have no responsibility for premium and insurers shall waive any right of set-off or counterclaim against the Additional Assureds except in respect of outstanding premium in respect of the Aircraft, Engines and Parts subject of a claim;

            (vi) not provide for any deductible or self insurance other than the deductibles allowed under the terms of Article 11.1 above;

            (vii) be primary without right of contribution from any other insurance carried by Lessor, Lessee or any other person; and

            (viii) be denominated in Dollars.

11.3 If required by the first paragraph of Article 11.1, the re-insurance policies shall:

      (a) provide that cover shall be identical to the cover provided by the original insurances and be subject to the same terms and conditions as the original insurances;

      (b) provide that so far as the respective interests of the Additional Assureds are concerned the reinsurance shall not be invalidated by any act, neglect, omission, misrepresentation or non-disclosure on the part of the reinsured party;

      (c) confirm the insurers' agreement to the provision of paragraph (d) below;

      (d) include a "cut-through" clause in the following terms or in such other terms as may be satisfactory to Lessor.

            "In respect of All Risks Aircraft Hull insurance, Aircraft Hull War Risk and Allied Perils insurance as described in Article 11.1(a) and
            (b) above and All Risks insurance on any Engine and Parts as described in Article 11.1(d) above, the reinsurers and the reassured hereby agree that in the event of any claim arising under the relevant reinsurances the reinsurers shall in lieu of payment to the reassured, its successors in interest and assigns pay to the Loss Payee specified in the primary insurances all sums payable under or in connection with such reinsurances by virtue of any reinsured loss of, or damage to, the Aircraft, Engines and Parts, without any deduction or deductions whatsoever, other than any outstanding premium in respect of the Aircraft, Engines or Parts the subject of the claim, it being understood and agreed that any such payment by the reinsurers shall fully discharge and release the reinsurers from any and all further liability in connection therewith.

            In respect of Comprehensive Airline Liability insurance as described in Article 11.1(c) above, the reinsurers and reassured hereby agree that in the event of any claim arising under the relevant reinsurances, the reinsurers shall in lieu of payment to the reassured, its successors in interest and assigns pay to the person or party who has sustained the relevant loss (or as reimbursement of any payment made by any Additional Assureds) all sums payable under such reinsurances by virtue of such reinsured loss, without any deduction or deductions whatsoever, it being understood and agreed that any such payment by the reinsurers shall fully discharge and release the reinsurers from any and all further liability in connection therewith"; and

      (e) provide that the reinsurers and reassured agree that in the event that the reassured, its successors in interest and assigns shall at any time be or become insolvent or suspend business or file a petition in bankruptcy or be adjudicated insolvent or bankrupt or admit in writing its inability to pay its debts as they become due, or make a general assignment for the benefit of creditors or that a receiver or liquidator or assignee or trustee or state commissioner of insurance be appointed in respect of the reassured its successors in interest or assigns or any substantial part of its property for the purpose of liquidation on account of insolvency, then the reinsurers, in lieu of payment to the reassured, its successors in interest or assigns, shall pay upon demand that portion of any loss due to the party entitled thereto under the terms of the original insurance for which such reinsurers would under the terms of the reinsurance be liable to pay the reassured, its successors in interest or assigns, less any amounts already paid, it being understood and agreed that any such direct payment by reinsurers shall fully discharge and release the reinsurers from any and all further liability for such payment made.

11.4  Prior to the Delivery Date and thereafter during the Term, at least five
      (5) Business Days prior to the renewal date of any Insurance required or maintained by Lessee under Article 11.1 but in no event less than once in each 12 month period, Lessee shall furnish or cause to be furnished to Lessor by the insurer or insurance broker and the reinsurance broker

      1) a certificate of insurance describing in detail the insurance then carried and maintained, and certifying that such insurance complies with the terms of this Agreement, including:

            (i) confirmation that the insurance/ reinsurance has been placed with the insurers/reinsurers required (giving the name of such insurers reinsurers), the insured/reinsured amount and the period of the policy and

            (ii) confirmation that all premiums due to insurers/reinsurers have been paid,

            and

      2) a letter of undertaking from Lessee's brokers and, if required, from the reinsurance brokers.

            Such certificate(s) of insurance and letter(s) of undertaking shall be in form and substance satisfactory to Lessor.

      In the event that Lessee shall fail to effect, maintain or cause to be effected or maintained, insurance as required by this Article 11, Lessor, Head Lessor, Mortgagee or the Bank may at its option, but without any obligation to do so, and without prejudice to Lessor's, Mortgagee's, Head Lessor's and the Bank's other rights or remedies hereunder, maintain such insurance or provide such or a similar insurance, and, in such event, Lessee shall, upon demand, promptly reimburse to Lessor, Head Lessor, Mortgagee or the Bank the cost thereof, including interest thereon at the rate referred to in paragraph 6 of Appendix D.

11.5 In the event of any damage to the Aircraft, Engines or Parts during the Term not constituting a Casualty Occurrence, Lessee shall, if so consented to by Lessor (such consent not to be unreasonably withheld), repair, or cause the same to be repaired by an Authorized Maintenance Performer at its sole cost and expense. Except as otherwise provided in Section 11.2(a)(ii), Lessor and Lessee agree that all insurance proceeds payable in connection with any such damage shall be payable as provided in Article 11.2(a)(ii). In such event any insurance proceeds received by Lessor shall be applied to reimburse Lessee for such cost and expense. Any excess remaining shall, unless a Default shall have occurred and be continuing, be paid over to Lessee.

11.6  INTENTIONALLY OMITTED.

11.7 When used in this Article 11, the expression Additional Assured(s) denotes:

      (a) in relation to those insurances referred to in Article 11.2(a), those persons referred to in subparagraph (i) of Article 11.2(a); and

      (b) in relation to those insurances referred to in Article 11.2(b), those persons referred to in subparagraph (i) of Article 11.2(b).

12. ASSIGNMENT AND SUBLETTING

12.1 Lessee shall not assign any of its rights or obligations or delegate any of its duties under this Agreement and, except as permitted by Article 5.1 above, Lessee shall not sublet or otherwise part with possession of the Aircraft or any Part thereof unless previously approved by Lessor in writing (such consent not to be unreasonably withheld). Lessee may wet lease the Aircraft whereby the term "wet lease" shall mean an agreement whereby Lessee at all times retains operational control of the cockpit and the Aircraft including all of its maintenance.

12.2 This Agreement, the Aircraft and Lessor's interest in each thereof is freely assignable and alienable by Lessor upon written notice to Lessee in accordance with Article 12.3, provided, however, that so long as the Aircraft shall be leased to Lessee under this Lease, Lessor will not sell, assign, convey or otherwise transfer absolutely (and not for security) any of its right, title, or interest in and to this Agreement or the Aircraft to any person unless Lessor and the proposed transferee (the "Transferee") have complied with the following conditions:

            (i) Lessor shall give Lessee written notice of such transfer at least 3 Business Days before the date of such transfer, specifying the name and address of the proposed Transferee;

            (ii) the Transferee shall not be an airline or a commercial air carrier or person controlling, controlled by or under common control with an airline or a commercial air carrier which is in direct competition with Lessee in the United States;

            (iii) the Transferee shall qualify as a "citizen of the United
                  States" within the meaning of Section 40102(a)(15) of Title 49 of the United States Code by a Voting Trust Agreement or otherwise; and

            (iv) on the transfer date the Lessor and the Transferee shall enter into an agreement or agreements in which the Transferee confirms that it shall be deemed a party to this Lease and agrees to be bound by all the terms of, and to undertake all of the obligations of, the Lessor contained in this Agreement and shall deliver a certificate of quiet enjoyment to Lessee in a form and substance reasonably acceptable to it and Lessee shall receive an opinion of counsel to the Transferee stating, with the customary assumptions and exceptions, that such agreement or agreements has been duly authorized, executed and delivered and constitute the legal, valid and binding obligations of the Transferee enforceable in accordance with their terms and that the entry into such agreement(s) does not violate any laws or agreements applicable to such Transferee.

      The agreements, covenants, obligations and liabilities contained herein, including but not limited to all obligations to pay Rent and indemnify Lessor, are made for the benefit of Lessor, Beneficiary, Mortgagee, Lender, any assignee including the Head Lessor and/or the Bank as security assignee, and their respective successors and assigns, notwithstanding the possibility that any such person was not originally a party to this Agreement or may, at the time any enforcement is sought, no longer be a party to this Agreement. Lessee shall comply, at Lessor's cost and expense, with all reasonable requests of Lessor, its successors and assigns respecting the assignment and Lessee's acknowledgment of the assignee as Lessor. Notwithstanding anything contained in this paragraph to the contrary, no assignment of Lessor's interest in this Agreement or the Aircraft or Beneficiary's interest in the Trust Estate shall alter the terms of this Agreement in so far as the costs to Lessee of the performance of its obligations to pay Rent, Reserve Rate, and Deposits hereunder and, except as otherwise expressly provided in this Agreement, the rights and liabilities of Lessee under this Agreement are concerned. Lessee's rights under this Agreement shall not be subject or subordinate to any Security Assignment or Mortgage executed by Lessor or Beneficiary (which Security Assignment or Mortgage shall be subject to this Agreement).

12.3  It is acknowledged and agreed that:

      (a) Lessor has the right to assign all of its right, title and interest in and to this Agreement and the Aircraft to the Head Lessor and/or the Bank. In order to comply with its obligations in relation thereto, Lessor will, upon such assignment, give Lessee a notice of assignment and it is agreed that Lessee shall forthwith acknowledge the same by executing and delivering to Lessor on behalf of Head Lessor and/or the Bank a consent to assignment in form and substance reasonably acceptable to Head Lessor and/or the Bank;

      (b) Lessor may be required by Head Lessor and/or the Bank to assign to Head Lessor and/or the Bank all of its rights, title and interest in and to the Insurances (other than liability insurances). In order to comply with its obligations in relation thereto, Lessor, upon assignment of this Agreement pursuant to Article 12.3 (a), shall give the insurers a notice of assignment of Insurances and the Lessee shall procure that such insurers forthwith acknowledge the same by executing and delivering to Lessor an acknowledgment in form and substance acceptable to Head Lessor and/or the Bank;

      (c) Lessor may from time to time require to amend, modify or replace the security arrangements in respect of the financing or refinancing of the Aircraft and Lessee agrees to cooperate with Lessor in connection therewith and, in particular (but without limiting the generality of the foregoing), to change the plates provided for in
            Article 4.3 and to execute and deliver such other or further acknowledgments of assignment or other documents and to do such other things as Lessor may reasonably require to be executed and delivered;

      (d) Upon any financing or refinancing of the Aircraft as contemplated by this Article 12.3, Lessee will promptly and duly execute and deliver to Lessor, Head Lessor, Mortgagee or Lender or the Bank such other documents and assurances and take such further action as may from time to time be reasonably requested in order more effectively to carry out the intent and purpose of this Agreement, the Indenture and the Security Assignment. Lessee will procure on request of Lessor that the independent counsel will confirm to the Head Lessor and the Bank that the Head Lessor and the Bank may rely on the terms of the opinion provided pursuant to Article 2.2 as if the Head Lessor and the Bank were each addressees of such opinion;

      (e) Title to the Aircraft may be transferred by Lessor to the Head Lessor to be indicated by Lessor or Beneficiary's interest in the Trust Estate may be transferred by Beneficiary, in either case for the purpose of enabling Lessor to raise finance in relation to the Aircraft. In such event either a lease agreement shall be executed in respect of the Aircraft between the Head Lessor and Lessor ("Head Lease") in order to enable Lessor to continue to lease the Aircraft to Lessee in accordance with this Agreement or Lessor may assign all or part of its rights, title and interest in and to this Agreement and the Aircraft to Head Lessor pursuant to Article 12.2 or Beneficiary may assign all of its right, title and interest in and to the Trust Estate and Lessee agrees to cooperate with Lessor in connection therewith and, in particular (but without limiting the generality of the foregoing), to cooperate in the execution of any documents, agreements and amendments to this Agreement that are necessary in connection with such Head Lease or such assignment and to do such other things as Lessor may require to be executed and delivered so long as any such amendments to this Agreement do not adversely affect Lessee; and

      (f) Lessee shall not be liable to (1) any Transferee or (2) any assignee, purchaser, or transferee of the beneficial interest of the Trust Estate (a "Beneficiary Transferee") for any payment of Taxes pursuant to this Agreement in excess of the amount that would have been payable to the Lessor or the Beneficiary originally party hereto, as the case may be, if that party had remained as the Lessor or the Beneficiary, respectively.

13. DISCLAIMER, REPRESENTATIONS AND WARRANTIES

13.1 NONE OF LESSOR, BENEFICIARY, MORTGAGEE OR LENDER IS A MANUFACTURER OF THE AIRCRAFT OR OTHER AIRCRAFT OR A DEALER IN SIMILAR AIRCRAFT AND HAS NOT INSPECTED THE AIRCRAFT PRIOR TO DELIVERY TO AND ACCEPTANCE BY LESSEE. LESSEE (I) ACKNOWLEDGES AND AGREES THAT THE AIRCRAFT IS BEING DELIVERED BY LESSOR TO LESSEE "AS IS" AND "WHERE IS"' AND THAT NO CONDITION, WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER HAS BEEN OR IS GIVEN BY OR IS TO BE IMPLIED ON THE PART OF LESSOR, BENEFICIARY, MORTGAGEE OR LENDER IN RELATION TO THE AIRCRAFT, AND (II) HEREBY WAIVES AS BETWEEN ITSELF AND LESSOR, BENEFICIARY, MORTGAGEE OR LENDER ALL ITS RIGHTS, EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE), TO MAKE CLAIMS IN RESPECT OF THE AIRCRAFT RELATING TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, CONFORMITY TO SAMPLES OR MODELS, COMPLIANCE WITH SPECIFICATIONS, MERCHANTABILITY OR FITNESS OR SUITABILITY FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, QUALITY OF THE MATERIAL OR WORKMANSHIP, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, ABSENCE OR ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, REMEDY IN TORT, BASED ON STRICT LIABILITY OR NEGLIGENCE, ACTUAL OR IMPUTED, AND LESSEE HEREBY WAIVES ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, IT BEING UNDERSTOOD THAT ALL SUCH RISKS, AS BETWEEN LESSEE AND LESSOR, BENEFICIARY, MORTGAGEE OR LENDER ARE TO BE BORNE BY LESSEE.

      Nothing in this Agreement shall afford Lessor or any Indemnitee any wider or greater exclusion of liability for death or bodily injury than would be permitted by the Governing Law.

      This paragraph shall not be modified except by a written agreement signed on behalf of Lessor and Lessee by their respective duly authorized representatives.

13.2 Lessor and Lessee agree that this Article 13 has been the subject of discussion and negotiation and is fully understood by the parties, and that the amount of the Rent and other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of the provisions of this Article 13 specifically including the waiver by Lessee set forth in Article 13.1.

13.3 So long as no Event of Default has occurred and is continuing Lessor agrees to assign or otherwise make available to Lessee for the duration of the Term such rights as Lessor may have under any warranty, express or implied, with respect to the Aircraft made by the Manufacturer of the Aircraft, any subcontractor or supplier thereof, or any other seller thereof, to the extent that the same may be assigned or otherwise made available to Lessee and without warranty by Lessor as to enforceability of any of the rights so assigned.

      To the extent that the same may not be assigned or otherwise made available to Lessee, Lessor agrees to exert its reasonable efforts, at Lessee's expense, to enforce such rights as Lessor may have with respect thereto for the benefit of Lessee; provided however, that upon an Event of Default all such rights shall immediately revert to Lessor including all claims thereunder, whether or not perfected, unless such Event of Default has forthwith been remedied by Lessee.

13.4  Lessee represents and warrants that:

      (a) Lessee is a corporation organized and existing in good standing, in accordance with the Laws of the State of Incorporation, and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Agreement, is a Certificated Air Carrier operating under a certificate of public convenience and necessity issued by the Secretary of Transportation and is the holder of all necessary licenses issued by all Government Entities having jurisdiction to authorize or permit Lessee to engage in air transportation and to perform and comply with its obligations hereunder;

      (b) This Agreement has been duly authorized by all necessary corporate action on the part of Lessee, and neither the execution and delivery nor the consummation of the transactions contemplated hereby nor compliance by Lessee with the provisions of this Agreement will contravene any Law applicable to Lessee or result in any breach of, or constitute any default under, or result in the creation of any lien, charge or encumbrance upon any property of Lessee under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law, or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound or affected;

      (c) The execution and delivery by Lessee of this Agreement, and all of the transactions by Lessee contemplated hereby, have received, and Lessee has complied with, every necessary consent, approval, order, or authorization of, or registration with, or the giving of prior notice to, any Government Entity having jurisdiction with respect to the execution and delivery of this Agreement or the validity and enforceability of this Agreement or the satisfaction of all monetary and other obligations hereunder;

      (d) This Agreement has been duly entered into and delivered by Lessee and constitutes the valid, legal and binding obligations of Lessee, enforceable in accordance with their terms subject to principles of equity, laws relating to bankruptcy, insolvency or liquidation or any other laws or legal procedures generally affecting the enforcement of creditor's rights or the rights of contracting parties;

      (e) Assuming the proper deregistration of the Aircraft and any mortgage(s) placed thereon from the Swedish aircraft registry, it is not necessary or advisable under the Laws of the State of Registration in order to ensure the validity, effectiveness and enforceability of this Agreement, the Indenture or the Security Assignment or to protect the property rights of Lessor, Beneficiary, Head Lessor, Mortgagee, Lender or the Bank in the Aircraft and under the this Agreement, the Indenture and Security Assignment that this Agreement, the Indenture, the Security Assignment or any other instrument relating thereto be filed, registered or recorded or that any other action be taken under the Laws of the State of Incorporation and the State of Registration to perfect the property rights of Lessor, Head Lessor, Mortgagee, Lender and the Bank in the Aircraft and this Agreement other than the filing of all such instruments with the Air Authority, the filing of UCC-l financing statements in relevant jurisdictions, and the Indenture and Security Assignment will have priority in all respects over the claims of all creditors of Lessee in or against the Aircraft, except for Permitted Liens;

      (f) Under the Laws of the State of Incorporation and the State of Registration, Lessee will not be required to make any deduction or withholding from any payment it may make under this Agreement. There is no withholding or other tax to be deducted from any payment to be made by Lessee under this Agreement;

      (g) There are no suits or legal proceedings (including any administrative proceeding) pending or threatened before any court or administrative agency against Lessee which, if adversely determined, would have a material adverse effect upon its financial condition or business or its ability to perform its obligations hereunder;

      (h) There has been no material adverse change in the financial position of Lessee or in the consolidated financial position of Lessee and its subsidiaries from that set forth in the financial statements last furnished pursuant to Article 6.4 and neither Lessee nor any of its subsidiaries have any significant liabilities (contingent or otherwise) which are not disclosed by, or reserved against in such financial statements; and

      (i) The chief executive office (as such term is used in Sections 9-103 and 9-401 of the Uniform Commercial Code) of Lessee is at the date hereof located at Chicago, Illinois, and commencing August 14, 1995 shall be located in Durham, North Carolina and Lessee agrees to give at least 30 days' prior notice to Lessor of any relocation of said chief executive office or place where such records are kept and of any change in its name.

13.5  The representations and warranties in Article 13.4 (other than in clauses
      (f), (g) and (h)) shall be deemed to be repeated by Lessee on and as of each Rent Date as if made with reference to the facts and circumstances existing on each such date.

13.6  Lessor represents, warrants and covenants that:

      (a) Lessor is a national banking association duly organized and validly existing in good standing under the laws of the United States of America, qualifies as a "citizen of the United States" within the meaning of Section 40102(a) (15) of Title 49 of the United States Code and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Agreement; if at any time Lessor shall have actual knowledge that it has ceased to qualify as such a citizen, it will, if such citizenship is then necessary to maintain the eligibility of the Aircraft for United States registration, take such action as may be necessary to maintain such United States registration;

      (b) This Agreement has been duly authorized by all necessary corporate action on the part of Lessor, has been duly entered into and delivered by Lessor in accordance with the Trust Agreement and constitutes the valid, legal and binding obligations of Lessor, enforceable in accordance with their respective terms subject to principles of equity, laws relating to bankruptcy, insolvency or liquidation or any other laws or legal procedures generally affecting the enforcement of creditor's rights or the rights of contracting parties;

      (c) Neither the execution and delivery nor the consummation of the transactions contemplated hereby nor compliance by Lessor with the provisions of this Agreement will result in any breach of, or constitute any default under, any indenture or any corporate charter, by-law, or other agreement or instrument to which Lessor is a party or by which Lessor or its properties or assets may be bound; and

      (d) Except for the registration of the Aircraft and the issuance of the licenses described in Article 4.1, neither the execution and delivery nor the consummation of the transactions contemplated hereby nor compliance by Lessor with the provisions of this Agreement requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Government Entity.

      The representations and warranties contained in clauses (a), (b) and (c) of this Article 13.6 are made by Lessor in its individual capacity.

13.7 Lessor undertakes that, so long as no Event of Default shall have occurred and be continuing, Lessor will not interfere with the peaceful and quiet use and enjoyment of the Aircraft by Lessee in accordance with the terms of this Agreement. Lessor shall procure from Mortgagee a letter confirming that Mortgagee shall not take or cause to be taken any action interfering with Lessee's quiet enjoyment and use and possession of the Aircraft, provided that no Event of Default shall have occurred and be continuing.

14. COVENANTS OF LESSEE

14.1 Lessee hereby covenants with Lessor that from the Delivery Date and during the Term and until redelivery of the Aircraft to Lessor in accordance with
      Article 16 it will:

      (a) remain in and continue to operate as a Certificated Air Carrier holding a valid certificate of public convenience and necessity issued by the Secretary of Transportation, to preserve its corporate existence and to satisfy its debts and obligations as they fall due;

      (b) comply with all Laws and regulations for the time being in force in the State of Incorporation, the State of Registration and in any country to, from, in or over which the Aircraft is flown, the failure with which to comply is likely to have a material adverse effect on Lessee; provided, however, that such failure shall have no adverse effect on the Aircraft or on the interests of Lessor, Mortgagee, Lender, Head Lessor or the Bank therein or in this Agreement or on the Insurances required to be maintained pursuant to
            Article 11;

      (c) (i) at its own expense from time to time do and perform such other and further acts and execute and deliver any and all further instruments as may be required by Law (in the United States but not in any jurisdiction outside the United States unless directly required due to Lessee's operation), and (ii) at Lessor's expense (insofar as not covered in Article 8.2(a)) from time to time do and perform such other and further acts and execute and deliver any and all further instruments as may be reasonably requested by Lessor to establish, maintain and protect the respective rights and remedies of Lessor, Head Lessor and the Bank and to carry out and give effect to the intents and purposes of this Agreement and the parties;

      (d)   notify Lessor immediately of the occurrence of any Default;

      (e) obtain and maintain all necessary government and other certificates, consents, licenses, permits and authorizations and take all action which may be necessary for the continued due performance of Lessee's obligations under this Agreement and for the use and operation of the Aircraft;

      (f) not do or permit to be done any act or thing which might impair the respective interests of Lessor, Head Lessor, Mortgagee, Lender and the Bank in the Aircraft, or the registration of the Aircraft;

      (g) notify Lessor as soon as practicable after becoming aware of any loss, theft, damage or destruction of or to the Aircraft or any part thereof if the potential cost of repair or replacement is likely to exceed $100,000.00 (Dollars One Hundred Thousand);


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

      (h) not do anything which is likely to subject the Aircraft or any part thereof to penalty, forfeiture, seizure, arrest, impounding, detention, confiscation, taking in execution, appropriation or destruction nor abandon the Aircraft or any part thereof;

      (i) not represent or hold out Lessor, Head Lessor, Mortgagee, Lender or the Bank as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation or carriage (whether for hire or reward or gratuitously) which Lessee may undertake;

      (j) not pledge the credit of Lessor, Head Lessor or the Bank for any maintenance, overhauls, replacements, repairs or modifications to the Aircraft;

      (k) keep Lessor and the insurers, as referred to in Article 11, informed as to current serial numbers of the Engines and any engine installed on the Aircraft in accordance with the provisions of this Agreement, and the location of any Engine for the time being not installed on the Aircraft; and shall notify such insurers of any renewal, replacement or substitution, or the location of any Engine not installed on the Aircraft;

      (l) discharge all fees, charges and expenses payable to any third party in relation to the use or operation of the Aircraft or any premises where the Aircraft is situated;

      (m) in the event of any forfeiture, impounding or detention of the Aircraft or any part thereof not constituting a Casualty Occurrence, use all reasonable endeavors to procure the immediate release therefrom of the same;

      (n) keep accurate, complete and current records of all flights made by the Aircraft. Such records shall be kept in such manner as the Air Authority may from time to time require and in accordance with the Approved Maintenance Program. Lessee shall permit Lessor or its authorized representatives to examine such records upon giving reasonable notice not involving delay to the Aircraft and, subject


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            to the terms of Article 7.5.3, at the expense of Lessor or such person, to copy such records;

      (o) on request, provide Lessor with evidence satisfactory to Lessor that all Taxes and charges incurred by Lessee with respect to the Aircraft, including without limitation any payments due to any relevant air traffic control authorities and airport authorities, have been paid and discharged in full or duly provided for; and

      (p) not consolidate with, or merge into, any other corporation, convey, transfer or lease substantially all of its assets as an entirety to any person without the prior written consent of Lessor (such consent not to be unreasonably withheld) and the execution and delivery to Lessor of such agreements, certificates and legal opinions as Lessor may request with respect thereto.

15. DEFAULT BY LESSEE

15.1  Each of the following events shall constitute an "Event of Default":

      (a) if default shall be made by Lessee in the making of any Rent, Reserve Rate, or Supplemental Rent payment within five (5) Business Days after the date when such payment is due and payable under this Agreement; or

      (b) (i) if default shall be made by Lessee at any time in the procurement or maintenance of any insurance coverage prescribed herein or (ii) any insurance which may be maintained by Lessor, Head Lessor, Mortgagee, Lender or the Bank under Article 11.4 is canceled or terminated or notice of cancellation is given; or

      (c) if default shall be made by Lessee in the observance or performance of any of the other obligations of Lessee contained in this Agreement and, if such default is in the opinion of Lessor capable of remedy, such default shall continue for a period of fifteen (15) Business Days after notice from Lessor to Lessee specifying the default and requiring that the same be remedied; or


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      (d)   if any representation or warranty made (or deemed to be repeated) by
            Lessee in or pursuant to this Agreement or in any document or certificate or statement referred to in or delivered under this Agreement is or proves to have been incorrect in any material respect when made or deemed to be repeated and such incorrectness, if capable of being cured, shall continue for fifteen (15) Business Days after notice from Lessor specifying such incorrectness; or

      (e) if any borrowed money of Lessee or any of its subsidiaries having an outstanding principal amount in excess of $4,000,000 (Dollars Four Million) is not paid when due, or by reason of breach or default under the terms of any instrument evidencing or guaranteeing the same on the part of Lessee or any of its subsidiaries any such borrowed money having an outstanding principal amount in excess of $4,000,000 of Lessee or any of its subsidiaries becomes due or capable of being declared due prior to the date when it would otherwise have become due, or the security for any such borrowed money or any guarantee in respect thereof becomes enforceable; or

      (f) if an encumbrancer takes possession or a receiver, administrator, administrative receiver, trustee, liquidator or similar officer is appointed of the whole or any substantial part of the assets, rights or revenues of Lessee or any of its subsidiaries or a distress, execution, sequestration or other process is levied or enforced upon or sued out against all or a substantial part of the assets, rights or revenues of Lessee or any of its subsidiaries and is not discharged within fourteen days, or Lessee applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, liquidator or similar officer for it or for all or any part of its assets, rights or revenues; or

      (g) if Lessee or any of its subsidiaries suspends payment of its debts, or is unable or admits its inability to pay its debts as they fall due, or shall be adjudicated or found, or becomes, bankrupt or insolvent, or proposes or enters into any composition or other arrangement for the benefit of its creditors generally, or Lessee or any


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            of its subsidiaries shall, by voluntary petition, answer or consent, seek relief under the provisions of any bankruptcy, insolvency or other similar law providing for the reorganization, liquidation, administration, dissolution or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

      (h) if a petition against Lessee in a proceeding under applicable bankruptcy or other insolvency laws shall be filed and shall not be withdrawn or dismissed within 30 days thereafter, or if any order shall be made by any competent court or resolution passed by Lessee or any of its subsidiaries or their respective board of management or supervisory board, whichever is competent to pass such resolution for the winding-up or dissolution of Lessee or any of its subsidiaries or for the appointment of a liquidator, trustee or conservator, save for winding-up or dissolution for the purposes of amalgamation or reorganization (not involving or arising out of insolvency) the terms of which shall have received the prior written approval of Lessor; or

      (i) if Lessee or any of its subsidiaries disposes of all or a material part of its assets, whether by one or a series of transactions, related or not, other than for the purpose of a reconstruction or amalgamation the terms of which have received the previous consent in writing of Lessor; or

      (j) if any action shall be taken by Lessee which shall impair the title or ownership of Lessor (or Head Lessor), or the Security Interest of the Mortgagee (or the Bank), in the Aircraft or this Agreement is or becomes wholly or partly invalid, ineffective or unenforceable by reason of any act or omission of Lessee; or

      (k) if any consent, authorization, license, certificate or approval of or registration with or declaration to any Government Entity in connection with this Agreement including, without limitation:

            (i)   any Certificate of Public Convenience and Necessity; or


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

            (ii) required by Lessee or as a condition precedent required by Lessor pursuant to Article 2.3 to authorize, or in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement or the performance by Lessee of its obligations under this Agreement; or

            (iii) the registration of the Aircraft; or

            (iv)  any airline license or air transport license;

            is changed such that it materially impairs the ability of Lessee to perform its obligations hereunder, or is withheld, or is revoked, suspended, canceled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force; or

      (m) if any circumstances analogous to any of the circumstances described in paragraphs (f), (g) or (h) above arise under the Law of any applicable jurisdiction; or

      (n) if an event of default (however defined) occurs under any of the Other Aircraft Agreements which event permits acceleration or termination.

15.2 If one or more Events of Default shall have occurred and be continuing, at Lessor's option and subject to any mandatory requirement of Law:

      (a) For Lessee's account Lessor may do anything that may reasonably be required to cure any Event of Default and recover from Lessee all costs including legal expenses incurred in so doing, and/or

      (b) Lessor may accept such Event of Default as a repudiation of this Agreement and terminate the lease of the Aircraft to Lessee hereunder by:

            (i) serving notice of such termination on Lessee specifying the occurrence giving rise to such Event of Default or Events of Default, provided that such notice shall be deemed to have been served without the necessity of actual service upon the occurrence of any


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

                  Event of Default described in paragraphs (f), (g) and (h) of
                  Article 15.1.

                  Thereafter (if the Term shall have commenced) Lessee shall redeliver possession of the Aircraft to Lessor at Schiphol Airport, The Netherlands (or such other location as Lessor may require); or (at Lessor's election)

            (ii) taking possession of the Aircraft for which purpose Lessor by its servants or agents may enter upon Lessee's premises where the Aircraft may be located, or cause the same to be redelivered to Lessor at Schiphol Airport, The Netherlands, (or such other location as Lessor may require Lessee to assemble and deliver the Aircraft to Lessor, and Lessor shall be entitled to act as attorney for Lessee in causing such redelivery and shall have all the powers and authorizations legally necessary for taking such action. In the event of exercise by Lessor of its powers under this sub-paragraph (ii) such termination shall be deemed to take effect on such taking of possession by Lessor or such redelivery of the Aircraft to Lessor at the said airport; and/or

      (c) Lessor may proceed by appropriate court action or actions to enforce performance of Article 15.2(b) or to recover damages for the breach thereof; and/or

      (d) all rights of Lessee hereunder shall, in the event the Term shall be terminated pursuant to Article 15.2(b) henceforth absolutely cease and terminate but without prejudice to Lessee's obligations under this Agreement all of which shall continue in full force and effect except for obligations to pay Rent and Reserve Rate after the Aircraft is returned to Lessor, and is in the condition required by
            Article 16; and Lessee shall take all steps necessary to effect deregistration of the Aircraft in the State of Registration and Lessor shall be entitled to sell or otherwise deal with the Aircraft as if this Agreement had never been made. Without prejudice to the foregoing, Lessee hereby appoints Lessor as its attorney to do any act or thing required in connection with such deregistration of the Aircraft.


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

15.3  If an Event of Default occurs, Lessor shall have the right to demand that:

      (a) Lessee pay all amounts which may be then due and unpaid hereunder, and

      (b) at Lessor's option whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under
            Article 15.2, by thirty (30) days written notice to Lessee from Lessor specifying a payment date, Lessee pay Lessor, and Lessee shall pay Lessor, on the payment date specified in such notice, as liquidated damages for loss of bargain and not as a penalty (in lieu of the Rent due for the Aircraft covered by such notice for the period commencing after the date specified for payment in such notice), any unpaid Rent for the Aircraft (prorated in the case of Rent on a daily basis) to and including the payment date specified in such notice, plus the amount, if any, by which the aggregate Rent for the Aircraft for the remainder of the Term for the Aircraft, discounted periodically (equal to installment frequency) to present worth at the interest rate of six percent (6%) per annum, exceeds the Fair Market Rental Value of the Aircraft for the remainder of the Term, after discounting such Fair Market Rental Value periodically (equal to installment frequency) to present worth as of the payment date specified in such notice at the interest rate of six percent (6%) per annum.

      Lessee shall fully indemnify Lessor on its own behalf and on behalf of the Beneficiary, Mortgagee, Lender, Head Lessor and the Bank on demand against any loss (including loss of profit), damage, expense (including without limitation attorneys' fees), cost or liability which Lessor, Beneficiary, Mortgagee, Lender, Head Lessor or the Bank may sustain or incur as a consequence of the occurrence of any Event of Default and/or termination of the letting of the Aircraft pursuant to this Agreement, including but not limited to (i) any loss of profit suffered by Lessor and/or the Head Lessor because of Lessor's inability to place the Aircraft on lease with another lessee on terms as favorable to Lessor as the terms of this Agreement or because whatever use, if any, to which Lessor is able to put the Aircraft upon its return to Lessor, or the


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

      funds arising upon a sale or other disposal thereof, is not as profitable to Lessor as letting the Aircraft in accordance with the terms of this Agreement would have been to the extent the foregoing loss of profit shall not be recovered under Article 15.3(b), (ii) any amount of interest, fees or other sums whatsoever paid or payable on account of funds borrowed in order to carry any unpaid amount, (iii) any loss, premium, penalty or expense which may be incurred repaying funds raised to finance the Aircraft or in unwinding any swap, forward interest rate agreement or other financial instrument relating in whole to Lessor's financing of the Aircraft and/or the Aircraft under the Other Aircraft Agreement, and (iv) any loss, cost, expense or liability sustained or incurred by Lessor owing to Lessee's failure to redeliver the Aircraft in the condition required by this Agreement.

15.4 No remedy referred to in this Article 15 is exclusive, but each remedy shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor. The exercise by Lessor of any of its remedies hereunder shall not preclude or estop the exercise or beginning of exercise by Lessor of any or more of such other remedies.

      No express or implied waiver by Lessor of any Event of Default, or failure or delay of Lessor in exercising any right hereunder shall operate as waiver thereof unless an express waiver is executed and delivered to Lessee.

15.5 Prior to the Delivery Date Lessee shall deliver to Lessor a duly authorized consent, undated and in form and substance acceptable to Lessor, addressed to the Federal Aviation Administration consenting to the release of this Agreement in connection with the termination of this Agreement pursuant to the terms hereof and, if so requested by Lessor, the deregistration of the Aircraft from the register of civil aviation in the State of Registration.


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

16. RETURN OF AIRCRAFT

16.1 On the Expiry Date or upon earlier termination of the Term (unless a Casualty Occurrence shall have occurred with respect to the Aircraft), Lessee shall, at its own expense, redeliver the Aircraft to Lessor at the Re-Delivery Location or such other airport as is mutually acceptable to the parties, in a condition complying with the provisions of Appendix E, free and clear of all liens and encumbrances (including Permitted Liens other than Lessor Liens) and thereupon cause the Aircraft to be removed from the Register of Civil Aircraft in the State of Registration and Lessee shall return the Aircraft to Lessor together with the Aircraft Documents and all equipment and records supplied pursuant to this Agreement when the Aircraft was delivered to Lessee hereunder.

16.2 Immediately prior to such redelivery of the Aircraft, Lessee, at its own expense, shall make the Aircraft, Aircraft Documents and other records available to Lessor for inspection ("Final Inspection") in order to verify that the condition of the Aircraft complies with the provisions of this Agreement. Such inspection shall not unreasonably interfere with the operation of the Aircraft. The period will be long enough for the Final Inspection to permit the conduct by Lessor of the following:

      (a)   Inspection of the Aircraft Documents;

      (b)   Inspection of the Aircraft structure and Parts;

      (c) Inspection of the Engines and Auxiliary Power Unit ("A.P.U."), including without limitation, a boroscope inspection or any other equivalent inspection method supported by Rolls Royce, inspection of the compressor and turbine area, and, if reasonably requested based on evidence that it is required, the Engine and A.P.U. condition runs confirming release of each Engine and A.P.U for its remaining operational life;

      (d) A one-hour to two-hour test flight with Lessor's representatives on board as observers and, if any non compliance is found, a subsequent test flight to check compliance after rectification.


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

16.3 To the extent that, upon such Final Inspection, the condition of the Aircraft and Aircraft Documents does not comply with the provisions of this Agreement, Lessee, at its own expense, shall cause such noncompliance to be promptly rectified and to the extent such rectification extends beyond the Expiry Date, the Term shall, at Lessor's sole option, be deemed to be automatically extended and the provisions of this Agreement shall remain in full force and effect until such rectification has been accomplished. During such extension of the Term the Lessee shall be liable to pay Rent at a daily pro rata rate equal to the Rent payable during the last Rental Period of the Term.

16.4 Upon redelivery Lessee shall provide to Lessor all necessary assistance to enable Lessor to obtain any required documents in relation to the export of the Aircraft from the State of Registration, and if different, from the State of Incorporation (including a valid and subsisting export license for the Aircraft), and shall reassign to Lessor, at the expense of Lessee, the benefit of any indemnity or warranty which has been assigned to Lessee pursuant to Article 13.3 above to the extent such indemnity or warranty is assignable.

16.5 Prior to the Expiry Date or upon any earlier termination of the Term and upon Lessor's request, Lessee will provide Lessor or its agent reasonable access to the Approved Maintenance Program and the Aircraft Documents in order to facilitate the Aircraft's integration into any subsequent operator's fleet.

      Lessee will, if requested by Lessor to do so, upon return of the Aircraft deliver to Lessor a certified true current and complete copy of the Approved Maintenance Program. Lessor agrees that it will not disclose the contents of the Approved Maintenance Program to any person or entity except to the extent necessary to monitor Lessee's compliance with this Agreement and/or to bridge the maintenance program for the Aircraft from the Approved Maintenance Program to another program.

16.6 Upon redelivery of the Aircraft to Lessor, an adjustment shall be made in respect of fuel on board on the Delivery Date and on redelivery at the price then prevailing at the Redelivery Location.


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

16.7 If Lessor shall request that Lessee paint the Aircraft any other basic color as contemplated by Section 1(h) of Appendix E, Lessor agrees that it shall bear the cost and expense of the difference between white paint and such other basic color.

16.8 Upon written request of Lessor given to Lessee not later than thirty (30) days prior to the Expiry Date or termination of the Lease, Lessee, at the Expiry Date or upon termination of the Lease, will provide, or will cause to be provided, up to thirty (30) days' storage of the Aircraft at Lessee's premises, at Lessor's cost and expense. During such period of storage, Lessee will arrange for insurance and maintenance at Lessor's cost and expense. Lessee shall allow Lessor or any representatives of any prospective purchaser or user of the Aircraft to inspect the same at all reasonable times.

17. CASUALTY OCCURRENCES

17.1 In this Agreement "Casualty Occurrence" shall mean any of the following events with respect to the Aircraft, the Airframe or an Engine:

      (a) the actual, agreed, constructive, arranged or compromised total loss or destruction of the Aircraft, the Airframe or an Engine, or damage to the Aircraft, Airframe or Engine rendering repair impracticable or uneconomical, or the Aircraft, Airframe or Engine being rendered permanently unfit for normal use;

      (b) requisition of title or other compulsory acquisition, requisition, capture, seizure, deprivation, confiscation or detention for any reason of the Aircraft, the Airframe or an Engine by any Government Entity of the State of Registration or by any other government or other competent authority, whether de jure or de facto, but excluding requisition for use or hire not involving requisition of title by any Governmental Entity for a temporary period ending on the date fifteen (15) days (or the Expiry Date) if the requisition for use or hire is by the United States) after such requisition, or the Expiry Date, whichever first occurs; and


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

      (c) the hijacking, theft, disappearance, condemnation, confiscation or seizure of the Aircraft, the Airframe or an Engine other than in the circumstances referred to in (b) above which deprives Lessee of the use thereof for more than fifteen (15) consecutive days.

17.2  (a)   In the event of a Casualty Occurrence with respect to the Aircraft or Airframe prior to the Delivery Date, this Agreement shall immediately terminate with respect to such Aircraft and neither party shall have any further obligation or liability hereunder, save that Lessor shall return to Lessee the Deposit or such part thereof as Lessor shall have received from Lessee and Lessee shall remain liable to reimburse Lessor for any amounts specified in Article
            8.2(a).

      (b) In the event of a Casualty Occurrence with respect to the Aircraft or Airframe after delivery to Lessee hereunder, Lessee shall pay the Agreed Value to Lessor on or prior to the earlier of (i) 45 days after the Casualty Occurrence and (ii) the Business Day after the date of receipt of the insurance proceeds in respect of the Casualty Occurrence and, provided all other amounts which are then due and payable by Lessee under this Agreement have been paid in full to Lessor, Lessee's obligation hereunder for payment of Rent shall cease as from the date on which Lessor receives payment in full of the Agreed Value. Rent paid in advance for any days which occur after such Agreed Value is paid shall be repaid to Lessee, so long as no Default has occurred and is continuing, on a pro rata basis for each day beyond such date of payment of Agreed Value. Any excess insurance proceeds from the insurance obtained by Lessee pursuant to
            Article 11 remaining after payment of the foregoing amounts shall, unless a Default shall have occurred and be continuing, be paid over to Lessee.

      (c) Subject to the rights of any insurers and reinsurers or other third party, upon irrevocable payment in full to Lessor of the Agreed Value and all other amounts which may be or become payable to Lessor under this Agreement, Lessor will without recourse or warranty (except as to title and Lessor's Liens) and without further act, be deemed to have transferred to Lessee all of


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

            Lessor's rights to any Engines and Parts not installed when the Casualty occurrence occurred, all on an as-is where-is basis, and will at Lessee's expense, execute and deliver such bills of sale and other documents and instruments as Lessee may reasonably request to evidence (on the public record or otherwise) the transfer and the vesting of Lessor's rights in such Engines and Parts in Lessee, free and clear of all rights of Lessor and Lessor Liens.

17.3 Upon the Casualty Occurrence with respect to any Engine not involving a Casualty Occurrence of the Aircraft, Lessee shall give Lessor prompt written notice thereof and Lessee shall replace such Engine as soon as reasonably possible with a replacement Engine in accordance with Article 5.1.2(a). Such replacement shall be deemed an "Engine" as defined herein. Lessee agrees to take such action as Lessor may reasonably request in order that any such replacement Engine shall be duly and properly titled in Lessor or the Bank and leased hereunder and subject to the Mortgage to the same extent as the Engine replaced thereby. Lessee's obligation to pay the Rent hereunder shall continue in full force and effect, but Lessee shall be entitled to be reimbursed by Lessor the amount of insurance or condemnation proceeds, if any, received by Lessor with respect to such replaced Engine.

17.4 In the event of requisition for hire of the Aircraft any part thereof not constituting a Casualty Occurrence, then, subject to the proviso herein contained, the Rent and other charges payable under this Agreement shall not be suspended or abated either in whole or in part, and Lessee shall not be released from any of its other obligations (as to payment, indemnity or otherwise) hereunder (other than operational obligations with which Lessee is unable to comply solely by virtue of such confiscation or requisition).

      If Lessee shall duly comply with all its obligations under this Agreement, Lessee shall during the Term be entitled to any hire paid by the requisitioning or confiscating authority and Lessee shall, as soon as practicable after the end of any requisition or confiscation, cause the Aircraft to be put into the condition required by this Agreement. Lessor shall be entitled to all compensation payable by the requisitioning or confiscating authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition or confiscation, and Lessor shall apply such compensation in reimbursing Lessee for the cost of complying with its obligations as aforesaid, but so that, if any Default has occurred and is continuing, Lessor shall be entitled to apply such compensation in or towards settlement of any amounts owing by Lessee under this Agreement PROVIDED ALWAYS that if following such requisition or confiscation the Aircraft is treated as an agreed, constructive, arranged or compromised total loss by the insurers, then the provisions of Article 17.1 shall apply with effect from the date on which the insurer so determines.

18. GOVERNING LAW AND JURISDICTION

18.1 This Agreement and further agreements resulting herefrom shall be governed by and construed in accordance with the internal Laws of the State of New York and without regard to any conflict of law rules. This Agreement is being delivered in the State of New York.

18.2 Lessor and Lessee hereby irrevocably agree to submit to the non-exclusive jurisdiction of, and to waive any objection to the laying of venue in, the County of New York and that any suit, action or proceedings (collectively, "Proceedings") may be brought by Lessor in any court of the State of New York or any U.S. Federal court located in New York County, New York.

18.3 Nothing contained in this Article 18 shall limit the right of either party to this Agreement to take Proceedings against the other in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

18.4 Promptly after service of any process the Lessor or Lessee shall dispatch a copy thereof to Lessee or Lessor, as the case may be, by registered mail, postage prepaid but failure of Lessee or Lessor, as the case may be, to receive such copy shall not invalidate the service of such process.


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

18.5 To the extent that the parties may in any jurisdiction claim for their or their assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to themselves or their assets such immunity (whether or not claimed) the parties hereby irrevocably agree not to claim and hereby irrevocably waive any immunity to the fullest extent permitted by the laws of such jurisdiction with the intent, inter alia, that the foregoing waiver shall have effect for the purposes of the Foreign Sovereign Immunities Act of 1976 of the United States of America.

18.6 Lessee and Lessor shall each at all times maintain an agent for service of process in the New York, New York. For Lessee, such agent shall be Paul, Hastings, Janofsky & Walker, Attn: John Howitt, Esq., 399 Park Avenue, New York, NY 10022-4697. For Lessor, such agent shall be Haight, Gardner, Poor & Havens, Attn: Bonny L. Y. Kwoh, 195 Broadway, New York, NY 10007. Any writ, judgment or other notice of legal process shall be sufficiently served on Lessee or Lessor if delivered to such agent at its address for the time being. Each of Lessee and Lessor undertakes that if it shall revoke the authority of its above agent or if for any reason any such agent no longer serves as agent to receive service of process, Lessee or Lessor, as the case may be, shall promptly appoint another such agent and advise Lessor or Lessee, as the case may be, thereof.

19. MISCELLANEOUS

19.1 The rights of each of Lessor and Lessee under this Agreement are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights under general law. The rights of Lessor against the Lessee or in relation to the Aircraft (whether arising under this Agreement or the general law) shall not, as against or in favor of Lessor, be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or delay in exercising any of such rights shall not operate as a waiver or variation of any other such right; and defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on Lessor's part or on Lessor's behalf shall in any way preclude Lessor from exercising any such right or constitute a suspension or any variation of any such right.

19.2 Save where expressly provided in this Agreement, any certificate or determination by Lessor as to any rate of interest or as to any other amount payable under this Agreement shall, in the absence of manifest error, be conclusive and binding on Lessee.

19.3 If any sum paid or recovered in respect of the liabilities of Lessee under this Agreement is less than the amount then due, Lessor may apply such sum to rental, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as Lessor shall determine.

19.4 The terms and conditions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of Lessor and Lessee.

19.5 If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

19.6 Every notice, request, demand or other communication under this Agreement shall:

      (a)   be in English;

      (b) be in writing and made by mail or by fax or telex transmission or by reputable courier service;

      (c) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a telex transmission, at the time of dispatch with confirmed answerback of the addressee appearing at the beginning and the end of the communication, in the case of a fax transmission, at the time safe receipt is confirmed by the addressee provided that if the date of dispatch is not a business day in the country of the addressee any telex or fax transmission shall be deemed to have been received at the opening of business on the next such business day, in the case of a letter five days after being deposited in the mail first class postage prepaid and in the case of a courier three days after being sent; and

      (d)   be sent:

            (1)   to Lessee at:

                  Midway Airlines Corporation
                  300 W. Morgan St.
                  Durham, North Carolina 27702

                  Tel: (919) 956-4800
                  Fax: (919) 956-4801
                  Attention: President

            (2)   to Lessor at:

                  First Security Bank of Utah, N.A.
                  79 South Main Street
                  Salt Lake City, Utah 84130-0007

                  Tel: (801) 246-5630
                  Fax: (801) 246-5053
                  Attention: Corporate Trust Department
                  with a copy to FAUSA at:

                  1199 N. Fairfax Street, Suite 500
                  Alexandria, VA 22314

                  Fax: (703) 683-2233
                  Attention: The President

                  with a copy to Beneficiary at:

                  Stockholm Aircraft Finance III, B.V.
                  Hoogoorddreef 15
                  Post Office Box 12222
                  1100 AE Amsterdam Zuidoost
                  The Netherlands
                  Attention: Vice President-Contracts
                  Fax: 31-20-605-7036.

      or to such other address or telex or fax number as is notified by either party to the other party to this Agreement.

19.7 This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

19.8 This Agreement is the sole and entire agreement between Lessor and Lessee in relation to the leasing of the Aircraft, and supersedes all previous agreements in relation to such leasing. Each of Lessee and Lessor represents for itself that no broker has been retained by it in connection with this Agreement.

19.9 This Agreement is intended by the parties to be a lease between Lessor and Lessee. Any waivers, consents, deferrals of the payment of Rent or Reserve Rates are not intended to be an agreement by Lessor to make any capital contribution to the business of Lessee or to share in or have liability for any of Lessee's losses, profits, liabilities or obligations. Nothing contained in this Agreement or performed by Lessor in connection herewith and any other agreement between Lessor and Lessee whether now existing or entered into in the future shall make Lessor a partner or a joint venturer of Lessee and shall not for any purpose be construed as a joint-venture between the parties hereto.

19.10 Intentionally Omitted.

19.11 Section 1110: Lessee acknowledges that Lessor would not have entered into this Agreement unless it had available to it the benefits of a lessor under Section 1110 of Title 11 of the United States Code. Lessee and Lessor hereby state that this Agreement is intended to be a true lease for U.S. Internal Revenue Code purposes. Lessee covenants and agrees with Lessor that to better ensure the availability of such benefits, Lessee shall support any motion, petition or application filed by Lessor with any bankruptcy court having jurisdiction over Lessee, whereby Lessor seeks recovery of possession of the Aircraft under said Section 1110 and shall not in any way oppose such action by Lessor unless Lessee shall have complied with the requirements of said Section 1110 to be fulfilled in order to entitle Lessee to continued use and possession of the Aircraft hereunder. In the event said Section 1110 is amended, or if it is repealed and another statute is enacted in lieu thereof, Lessor and Lessee agree to amend this Agreement and take such other action not inconsistent with this Agreement as Lessor reasonably deems necessary so as to afford to Lessor the rights and benefits as such amended or substituted statute confers upon owners and lessors of aircraft similarly situated to Lessor.

19.12 First Security Bank of Utah, N.A. ("FSBU") is entering into this Agreement solely as trustee under the Trust Agreement and not in its individual capacity and in no case whatsoever shall FSBU (or any entity acting as successor trustee under the Trust Agreement) be personally liable on, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of Lessor hereunder as to all of which the other party hereto agrees to look solely to the Trust Estate, except for any loss caused by FSBU's own willful misconduct or gross negligence. FSBU warrants that the Aircraft shall be free of liens attributable to FSBU in its individual capacity which do not arise from its actions as lessor under this Agreement and that it shall be personally liable to Lessee for any Claim against Lessee in respect of any statements, representations, warranties, agreements or obligations contained herein which are expressly made in its individual capacity.

19.13 As between Lessor and Lessee, if Lessee fails to make any payment of Rent or Reserve Rate required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable and properly documented expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the interest rate defined in Appendix D,
      Article 6, shall be deemed Supplemental Rent, payable by Lessee upon demand.

IN WITNESS whereof the parties have executed this Agreement the day and year first herein written.

SIGNED on behalf of                       SIGNED on behalf of

FIRST SECURITY BANK OF UTAH, N.A.         MIDWAY AIRLINES CORPORATION
not in its individual
capacity, except as
expressly set forth
herein, but solely
as owner trustee


By: /s/ [ILLEGIBLE]                       By:
-------------------------------------        -----------------------------------

Its: Asst. Vice President                 Its:
                                             -----------------------------------

IN WITNESS whereof the parties have executed this Agreement the day and year first herein written.

SIGNED on behalf of                       SIGNED on behalf of

FIRST SECURITY BANK OF UTAH, N.A.         MIDWAY AIRLINES CORPORATION
not in its individual
capacity, except as
expressly set forth
herein, but solely
as owner trustee


By:                                       By: /s/ J. S. Waller
-------------------------------------        -----------------------------------

Its:                                      Its: Senior Vice President
    ---------------------------------

                                   APPENDIX A

                             DESCRIPTION OF AIRCRAFT
                             -----------------------

                                                                  Number
                                                                  ------
                                                                  of
                                                                  --
Manufacturer        Model         Serial No.      Engines         Engines
------------        -----         ----------      -------         -------

Fokker            P28 MK0100        11323           Rolls Royce     Two
                                                  Tay MK 650-15

                                   APPENDIX B

FURTHER DEFINITIONS AND VALUES*

[*Intentionally omitted for FAA filing purposes. The parties deem information contained to be confidential financial information.]

                                   APPENDIX C

CERTIFICATE OF ACCEPTANCE

This Certificate of Acceptance is delivered, on and as of the date set forth below, by Midway Airlines Corporation (herein referred to as "Lessee") to First Security Bank of Utah, N.A., not in its individual capacity but solely as trustee, (herein referred to as "Lessor") pursuant to that Aircraft Operating Lease Agreement No. 524 dated as of August 1, 1995 between Lessor and Lessee (herein referred to as the "Agreement"):

1.    Details of Acceptance

      Lessee hereby indicates and confirms to Lessor, its successors and assigns, that the Lessee has at ______ o'clock on this ______ day of ______ 1995 at _________ accepted the following from Transwede and concurrently therewith from Lessor, in accordance with the provisions of the Agreement:

      (a)   Fokker 100 airframe, Manufacturer's Serial Number 11323.

      (b) Rolls Royce Tay Mk 650-15 Engines (each of which engines has 750 or more rated takeoff horsepower).

            Engine Number Manufacturer's S/N

            1. 17290
            2. 17291

      (c)   Fuel Status: ______ kilos; ______ litres

      (d) Loose Equipment Check List: as per list inserted or referred to, as the case may be, in Section 11 of Appendix E of the Agreement.

2.    Confirmation of Undertakings

      The terms used in this Certificate shall have the meanings given to such terms in the Agreement.

      The Lessee confirms that today being the Delivery Date as defined in the
      Agreement:

      (i) the Aircraft is duly accepted by the Lessee in accordance with and subject to the provisions of the Agreement and the execution and delivery of this Certificate constitutes the acceptance of the Aircraft by the Lessee for all purposes of the Agreement. DELIVERY BY LESSEE TO LESSOR OF THIS CERTIFICATE OF ACCEPTANCE SHALL CONSTITUTE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT ON THE DELIVERY DATE LESSEE'S TECHNICAL EXPERTS EXAMINED AND INVESTIGATED THE AIRCRAFT AND EVERY PART THEREOF ARE AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR, WITHOUT DEFECT WHETHER OR NOT DISCOVERABLE AS AT THE DELIVERY DATE AND IN EVERY WAY SATISFACTORY TO LESSEE;

      (ii) the Lessee is obliged to pay to the Lessor the amount provided for in the Agreement with respect to the Aircraft;

      (iii) the Aircraft is insured in accordance with the Agreement;

      (iv) the representations and warranties contained in Article 13 of the Agreement remain, and if made at the date of this Certificate of Acceptance, would be, true and correct in all respects;

      (v) there have been affixed to the Aircraft and the Engines the fire resistant notices required by Article 4.3 of the Agreement;

      (vi) the Lessee has no right of set-off, deduction, withholding or counterclaim against the Lessor whatsoever; and

      (vii) no Default is subsisting.

IN WITNESS WHEREOF, Lessee has caused this Certificate of Acceptance to be executed in its name, by its duly authorized officer(s) or representative(s), pursuant to due corporate authority, all as of the date written in Paragraph 1 above.

MIDWAY AIRLINES CORPORATION


By:
   --------------------------------
Title:
      -----------------------------

                                   APPENDIX D

CHARGES*

[*Intentionally omitted for FAA filing purposes. The parties deem information contained to be confidential financial information.]

                                   APPENDIX E

CONDITION AT RE-DELIVERY

Upon redelivery of the Aircraft to Lessor, the Aircraft shall, subject to ordinary wear and tear generally:

1. General Condition

      (a)   Be clean by airline standards;

      (b) Have installed the Engines, and other equipment, Parts and accessories and loose equipment as would remain installed in such Aircraft, and shall be in a condition suitable for operation in commercial service;

      (c) Have in existence a valid Certificate of Airworthiness with respect to the Aircraft issued by the Air Authority of the State of Registration with a validity of at least nine (9) months after the date of redelivery of the Aircraft to Lessor;

      (d)   Comply with the manufacturer's original specifications therefor;

      (e) Have undergone, immediately prior to redelivery, a 3000 Check or any subsequent higher inspection, if due within 3000 hrs, in accordance with the Approved Maintenance Program, shall be free of any waivers, and all deferred maintenance, if any, shall have been accomplished; each engine and A.P.U. shall have had an inspection in accordance with Article 16 confirming release for its remaining operational life;

      (f) All outstanding airworthiness directives and mandatory orders affecting such model of Aircraft issued by the Air Authority which require compliance during the Term shall have been accomplished;

      (g) Have installed all applicable vendors' and manufacturers' service bulletin kits theretofore received by Lessee free of charge that are appropriate for the Aircraft and to the extent not installed, such kits shall be furnished free of charge to Lessor;

      (h) Stripped of all Lessee's paint scheme and repainted through an Authorized Maintenance Performer with Manufacturer approved paints in white or any other basic color requested by Lessor; and

      (i) Have been inspected and treated with respect to corrosion as defined in the Approved Maintenance Program.

2. Airframe and major components

      The Airframe and major components shall have not less than the following hours/cycles/months expected life remaining to the next Major Check and/or overhaul:

      -Airframe          : 3000 hours and 12 months to next Major Check;
      -Engine            : half life on average to next Engine shop visit but in
                           no event less than 3000 hours;
      -Main Landing Gear : 3000 cycles to next overhaul;
      -Nose Landing Gear : 3000 cycles to next overhaul;

      *The records as to remaining engine life shall be certified by Lessee in writing to Lessor upon redelivery of the Aircraft to Lessor.

3. Components

      (a) Each life-limited Part shall have not less than 3000 (Three Thousand) flight hours or cycles of the total approved life remaining to the scheduled replacement, in accordance with the Approved Maintenance Program;

      (b) Each hard-time controlled component shall have not less than 3000 (Three Thousand) Flight Hours or 3000 (Three Thousand) Cycles or 12 (twelve) months whatever is applicable, remaining to the next scheduled overhaul/inspection, in accordance with the Approved Maintenance Program;

      (c) "On-condition" and "Condition Monitored" components shall be serviceable;

      (d)   The A.P.U. shall be serviceable.

4. Fuselage, Windows and Doors

      (a) Fuselage shall be free of major dents and abrasions, scab patches and loose or pulled or missing rivets;

      (b) Windows shall be free of delamination, blemishes, crazing and shall be properly sealed;

      (c) Doors shall be free moving, correctly rigged and be fitted with serviceable seals.

5. Wings and Empennage

      (a)   All leading edges shall be free from damage;

      (b) All unpainted cowlings, fairings and other surfaces shall be polished;

      (c)   Wings shall be free of fuel leaks.

6. Interior

      (a) Ceilings, sidewalls and bulkhead panels shall be clean and free of cracks and stains;

      (b) All carpets and seat covers shall be in good condition, clean and stain free and meet Air Authority fire resistance regulations;

      (c) All seats shall be serviceable, in good condition and repainted as necessary;

      (d)   All signs and decals shall be clean and legible;

      (e) All emergency equipment having a calendar life shall have a minimum of one year or one hundred per cent of its total approved life, whichever is less, remaining.

7. Cockpit

      (a)   All decals shall be clean, secure and legible;

      (b) All fairing panels shall be free of stains and cracks, shall be clean, secure and repainted as necessary;

      (c)   Floor coverings shall be clean and effectively sealed;

      (d) Seat covers shall be in good condition, clean and shall conform to Air Authority fire resistance regulations;

      (e) Seats shall be fully serviceable and shall be repainted as necessary.

8. Cargo Compartments

      (a)   All panels shall be in good condition;

      (b)   All nets shall be in good condition.

9. Landing Gear and Wheel Wells

      (a)   Shall be clean, free of leaks and repaired as necessary;

      (b)   All decals shall be clean, secure and legible.

10. Corrosion

      (a) Entire fuselage shall be substantially free from corrosion and shall be adequately treated and an approved corrosion prevention program shall be in operation;

      (b) Fuel tanks shall be free from contamination and corrosion and a tank treatment program shall be in operation.

11. Specification

      The Aircraft shall conform to its specification at the Delivery Date, including the following:

      1. The Aircraft Configuration as defined in Appendix A of the Transwede Lease attached hereto as Appendix A to this Appendix E.

      2. Specification changes performed by or on behalf of Transwede in accordance with the provisions of the Tripartite Agreement as follows:

            a. Modification to install Flight Management System Airline Option No. 5; Ref. Fokker SCN 34-62.S008.

            b. Modification to change from CAA certification to FAA Certification; Ref. Fokker SCN 02-20.C004.

            c. Modification to change indicators from Kilograms to Pounds; Ref. Fokker SCN 28-40.C003.

            d.    Modification to install TCAS; Ref. Fokker SCN 34-46.C004.

            e. Modification of Pitot Heat System in accordance with Service Bulletin F100-30-017.

            f. Installation of Galley Door Viewer in accordance with Service Bulletin F100-52-053.

            g. Any and all modifications necessary to obtain a Swedish Export Certificate of Airworthiness and the issuance of a Certificate of Airworthiness by the FAA including completion of all Airworthiness Directives required by the FAA, the BLA or other relevant authority.

      3. The Loose Equipment Checklist attached hereto as Appendix B to this Appendix E.

                                                                   APPENDIX A
                                                                   TO APPENDIX G


                                   FOKKER 100

                             AIRCRAFT CONFIGURATION

                                     BETWEEN

                              FOKKER AIRCRAFT B.V.

                                       AND

                              TRANSWEDE AIRWAYS AB

                             AIRCRAFT CONFIGURATION
                             ----------------------

                                   relating to
                                   -----------

                               Fokker 100 aircraft
                               -------------------

PART
----

PART A:           Type Specification
                  Attachment A to Part A

PART B:           Installed additional equipment

PART C:           Lessee's additional requirements
                  Emergency Equipment Lay-out

PART D:           List of Mandatory Modifications

                             AIRCRAFT CONFIGURATION
                             ----------------------
                                   relating to
                                   -----------
                               Fokker 100 aircraft
                               -------------------

PART A:                            TYPE SPECIFICATION
-------                            ------------------

1) Type Specification as per printed copy supplied by Fokker Aircraft B.V. to TRANSWEDE AIRWAYS AB.

            Document Reference:     TD F.28:PL-004

            Date of issue:          February 01,1983

            Date of amendment:      February 15,1988

2)          Engine Specification:   Rolls Royce Tay Mk 650-15 as described in
                                    the Rolls Royce Contract Specification 3004 issue 1, printed February 1986, including the Design Change Orders as executed by Rolls Royce.

                             ATTACHMENT A TO PART A

NUMBER          DESCRIPTION

FO 02-52.80     Fokker Company Logo.
FO 03-10.80     Incorrect flying hours for the economic repair life
                Fokker 100.
FO 03-65.80     Correction to maximum design towing load given in the Type
                Specification.
FO 03-70.80     Floor panel loading - Correction to baseline Type Specification.
FO 12-13.80     Update the approved lubrication oils info given in the
                baseline Type Spec.
FO l4-00.81     Amendment to Chapter 14 of the baseline Type Spec.
FO 14-13.80     Interchangeability - add "cable wheels and removable
                pulley brackets".
FO 21-22.80     Introd. of larger ventilation louvres and extra adjustable air outlets.
FO 21-26.80     Equipment cooling - additional fan assembly.
FO 22-10.80     Profile mode - certification.
FO 22-10.81     Speed protection for FMS profile mode.
FO 23-40.80     Amend the Fokker 100 baseline Type Spec. to reflect ATA 100 breakdown.
FO 23-51.80     Jack panel location in the flight compartment.
FO 23-62.81     Electrostatic jack socket.
FO 25-50.80     Logitudinal track spacing incorrect in Type Spec.
FO 27-35.81     Stall protection - new PSRS control law.
FO 27-56.80     Flap indication availability.
FO 28-10.80     Fuel system - CWT usable capacity.
FO 28-10.81     Fuel system - main tank usable capacity.
FO 28-15.80     Fuel venting system water ingress.
FO 28-22.80     Engine fire shut-off valve - closed indication.
FO 29-12.80     Hydraulic fluid transfer.
FO.31-31.82     Relocation of Flight Data Recorder.
FO 31-41.80     Proximity switching system.
FO 32-10.80     Main Landing Gear - Torque link damper.
FO 32-10.81     Main Landing Gear - Water deflectors.
FO 33-41.80     Tires - Bias tires as standard.
FO 33-23.80     Toilet area lighting baseline Type Spec.
FO 34-43.80     GPWS - Glideslope warning inhibit annunciator.
FO 34-51.80     Type Spec. correction with respect to location of RDMI
                desciption.
FO 38-10.80     Water tank installation.
FO 38-30.80     Electr. heated waste water drain masts and floor drain check valves.
FO 49-00.80     APU "AVAIL" lamp function.
FO 49-50.80     APU - Fireproof inlet duct.
FO 49-60.80     APU automatic shutdown in flight.
FO.56-11.81     Windshield dry sealing.
FO.74-30.80     Ignition - Unit I deactivated, unit 2 activated.
FO 78-33.80     Thrust reverser - Electrical power supply.
FO 80-12.80     Engine starter circuit cutout.

                                                              APPENDIX A, PART B

               INSTALLED ADDITIONAL EQUIPMENT OVER AND ABOVE THE
                     TYPE SPECIFICATION DOC.: TD F28:PL-004
             FIRST ISSUE: FEB 01/83 AND AMENDED UP TO FEBRUARY 1988

--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

02                MISCELLANEOUS
                  -------------

02-21             CAA Certification
                  -----------------

                  The aircraft shall include all hardware modifications resulting from the Special Conditions as applicable to the UK CAA Type Certification of the Fokker 100 aircraft. Operational requirements are not included

02-70             Pin Programmable Options
                  ------------------------

                  Flight Management System (FMS)
                  -----------------------------
                  1. Units
                      a. weight related items     kg
                      b. lenght distance          meters
                      c. baro correction          mB
                  2. ATA/IATA departure profile   ATA
                  3. Fuel option **)              No. 1
                  4. Airline Type Option          No. 2

                  Electronic Flight Instrument System (EFIS)
                  -----------------------------------------
                  1. Bearing pointers on ND rose  both ADF
                  2. ADF in ND MAP & ARC          no ADF
                  3. Flap position on PFD         disabled
                  4. Baro reference               mB
                  5. FD presentation              cross-bar

                  Multi Function Display System
                  -----------------------------
                  1. Engine Oil Quantity          liters
                  2. Temperature Reference        (degrees) Celcius
                  3. Fuel Mass                    kg
                  4. Fuel Flow                    sec. page
                  5. WX Display On MFDS           disabled

                  Automatic Flight Control & Augmentation
                  ---------------------------------------
                  System (AFCAS)
                  -------------
                  1. C-chord                      disabled

                  Flight Warning Computer
                  -----------------------
                  1.  C-chord                     disabled

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

02-70             Pin Programable Options (cont'd)
                  -------------------------------

                  **) Buyer shall specify the following fuel options under
                      option No. 1 to it's Navigation Base Vendor.
                      - Taxi fuel
                      - Route reserve
                      - Upper limit route reserve
                      - Lower limit route reserve
                      - Final/Time

03                STRUCTURAL DESIGN CRITERIA
                  --------------------------

03-20             Increase in MTOW
                  ----------------

                  The aircraft shall be certified according to the following operating weights:

                  Maximum Ramp Weight           : 98.500 lbs
                  Maximum Take-Off Weight       : 98.000 lbs
                  Maximum Zero Fuel Weight      : 81.000 lbs
                  Maximum Landing Weight        : 88.000 lbs

03-50             Design Speeds
                  -------------

                  Increase of Mmo to M077.
                  Introduction of this change is accomplished by software changes to AFCAS, FMS and ADC.

                  The speed limitation placard on the main instrument panel shall be changed to reflect the correct Vmo and Mmo. This change shall also be reflected in all applicable manuals.

11                PLACARDS AND MARKINGS
                  ---------------------

11-10             Exterior Colour Schemes and Markings
                  ------------------------------------

                  Exterior placards and markings in English. Placarding shall reflect the use of Mobil Jet Oil II for engine, APU, IDG and cooling turbines.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

11-30             Interior Placards and Markings
                  Cabin placards and markings in English/Spanish
                  Cockpit placards in English.

12                SERVICING
                  ---------

12-00             Servicing
                  ---------

                  Fuel contents table in kilograms (kg).
                  Oil        : Mobil Jet Oil II
                               i.l.o. ESSO 2380
                  Fuel       : JP1, JP4 and JP5
                  Hydr.Fluid : Skydrol 500 B4

22                AUTOFLIGHT
                  ----------

22-10             Extended Autoland (capability cat. 3B)
                  -------------------------------------

                  Installation of a fail-operational three channel Autoland, Automatic Flight Control and Augmentation System suitable for automatic landings down to 15 ft DH and 150 m RVR weather conditions.

                  During high speed roll-out after touch down the AFCAS provides lateral control via the aircraft rudder.

                  Installation adds to the standard system:
                  FCC 3, ILS 3 (ref. 34-32), LRRA 3 (ref.
                  34-42) and static inverter (ref. 24.26).

                  - (01) FCC l000 Collins

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

23                COMMUNICATIONS
                  --------------

23-11             Single HF Communication System
                  ------------------------------

                  The aircraft shall be provided with full provisions for a single Collins HFS-700 HF communication system.

                  To arrive at an operational system the following equipment is to be supplied by Buyer.

                  - (01) Transceiver, Collins HFS-700
                  - (01) Antenna tuner, Collins 4905-1
                  - (01) HF Control panel, Gables

23-12             VHF Communication
                  ------------------

                  Installation of a Bendix VHF Communication system i.l.o. the standard Collins system.

                  The installation comprises the following Seller Furnished units.

                  -  (02) Transceiver, Bendix RTA-44A
                  -  (02) Antenna, Sensor
                  -  (02) VHF Control panel, Gables

                  Third VHF Communications

                  Additionally the Aircraft shall be provided with full provisions for a third VHF Communication system. This third VHF will be dedicated to and fully interfaced with the provisions for the ACARS system.

                  To arrive at an operational system the following equipment is to be supplied by Buyer.

                  -  (01) Transceiver, Bendix RTA-44A
                  -  (01) Antenna, Sensor
                  -  (01) VHF Control panel, Gables

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

23-21             Selective Calling (Selcal) - ARINC 714
                  --------------------------------------

                  The Aircraft shall be provided with full provisions for a Selcal system in acc. with ARINC 714.

                  The Selcal system shall be interfaced with VHF1, VHF2 and the provisions for HF communication. The Selcal system shall be reset if the appropriate VHF or HF system is keyed.

                  To arrive at an operational system the following equipment is to be supplied by Buyer.

                  - (01) Selcal unit, TEAM

23-22             ACARS
                  -----

                  Installation of full provisions for ACARS in addition to the space provisions provided in the baseline aircraft. The ACARS shall provide OOOI information. The ACARS shall have a dedicated VHF Comm system (ref. 23-12). The ACARS shall be hooked-up to the DFDAU for report downlink purposes which are formed via the standard parameter information connected to the DFDAU, when a Second CPU will be installed.

                  To arrive at an operational system the following equipment is to be supplied by Buyer.

                  - (01) Management Unit (MU) with Internal GMT clock, powered from batteries, Teledyne
                  - (01) Interactive Display Unit (IDU) on the pedestal,
                         Teledyne

                  Wiring provisions will be available for:

                  - (01) Cabin Management Terminal at Flight Attendant Panel,
                         Teledyne
                  - (01) Printer, to be installed in column of maintenance and test panel, Datametric
                  - (01) Voice go-ahead to FWC from MU
                  - (01) Remote voice/data switch, on the pedestal

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

23-22             ACARS (cont'd)
                  -------------

                  The voice-mode shall be selectable via the IDU (pin programmable)

                  The OOOI information generated by the flight warning computer will be transferred via a databus to ACARS Management Unit. In addition, the OOOI and ground/flight info will be also hardwired.

                  The aircraft ident. information will be provided via the ACARS - MU hardwired.

                  The ACARS - IDU and MU shall be hardwired connected to the DFDAU.

                  Installation of the standard Flight Data Acquisition Unit DFDAU with a single CPU.

23-32             Passenger Entertainment
                  -----------------------

                  Installation of a pre-recorded announcement and boarding music system. The system comprises a Matsushita RDAX 7351 recorder system.

                  The recorder with build-in control panel shall be installed in Galley 3.

                  The installation comprises the following Seller Furnished unit:

                      - (01) Recorder, Matsushita RD-AX7351

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

23-51             Audio Management
                  ----------------

                  Audio control panels in the pedestal shall be relocated to the LH and RH flightdeck side panels, as a result the jack box panels will be installed in the sidewalls. Audio control panels will be with provisions for VHF Com-3 and single HF Com facilities.

                  Because of the full provisions for VHF3 and HF, switches for these functions are installed on the Audio Control Panels. As these switches are not functional they must be provided with an "INOP" sticker in accordance with JAR 25.1523.

24                ELECTRICAL POWER
                  ----------------

24-26             Static Inverter
                  ---------------

                  Installation of a single-phase autoland static inverter to provide a source of AC power to the essential autoland 3 bus (350 VA).

24-33             Batteries
                  ---------

                  Batteries with an increased Amp. hr. rating will be installed resulting from CAA special conditions applicable to Fokker
                  100 aircraft.

25                EQUIPMENT AND FURNISHINGS
                  -------------------------

25-12             Sunvisors
                  ---------

                  Installation of two sunvisors and rail system in the flight compartment. The visors can be locked at various angles.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

25-20             Passenger Compartment
                  ---------------------

                  Interior lay-out is for 109 passengers in accordance with drawing F100-04-088 sheet 1, issue -.

                  Accomodation shall be provided for 109 seats at 31 inch (787 mm) pitch. Triple seats RH and double seats LH.

25-21             Passenger and Attendant seats
                  -----------------------------

                  Installation of 109 passenger seats including covers, seatbelts, tables etc. The fully dressed passenger seats are supplied by Seller.

                  Double Cabin Attendant Seat
                  ---------------------------

                  Installation of a rear facing double cabin attendants seat in entrance against forward wardrobe/stowage wall on floor hardpoints and a third top-point.

                  - (01) Double cabin attendant seat, Socea

                  Installation of a double cabin attendants seats i.l.o. a single at the aft pressure bulkhead.

                  - (01) Double cabin attendant seat, Socea

25-23             Sidewall Panels and Window Shades
                  ---------------------------------

                  Installation of a rolling blind in each window of the passenger compartment.

                  - (66) Window blind, Magee

25-25             Floor Covering
                  --------------

                  Carpet material or the passenger's compartment shall be supplied by Seller. Installation of protection covers below the floor over the avionics rack.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

25-26             Movable Cabin Divider
                  ---------------------

                  The aircraft shall be provided with full provisions for a movable class divider, from approx. Sta.6200 to Sta. 22320, which is throughout the cabin.
                  Cabin backwall LH/RH incl. lintel.

25-26             Passenger Compartment Curtains
                  ------------------------------

                  The Aircraft's passenger compartment shall be provided with curtains and curtain rails in the following locations:

                  - between Galley 1 and Galley 2
                  - between Galley 2 and Galley 3

                  The required curtain material of Buyer's choice shall be supplied by Seller

25-27             Rail on Overhead Luggage Bins
                  -----------------------------

                  Installation of a seat-placard rail on the luggage bins. An extruded metal rail is fitted to the RH and LH luggage bins throughout the cabin. The rail incorporates the facility to easily fit and remove seat row placards.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

25-29             Stowage unit/Wardrobe
                  ---------------------

                  Deletion of the standard RH forward stowage unit behind Galley 2.

                  Deletion of the standard LH forward stowage unit aft of the LH passenger door.

25-29             Trolley Stowage rear cabin
                  --------------------------

                  The standard wardrobes in the rear of the Aircraft's cabin (forward of the lavatories) shall be made suitable for stowage of one half size trolley (one at each side) and a standard unit. The stowage shall be closed by means of a door. A folding panel shall allow the use of the compartment as wardrobe. Trolleys and standard units are Buyer Furnished Equipment.

25-31             Galleys
                  -------

                  All galleys and galley inserts are supplied by Seller as Seller Furnished Equipment.

25-31             Galley 1
                  --------

                  Installation of Galley 1 (22" deep) of the standard location forward of the RH S/E door.

                  - (01) Galley, Rumbold

                  System provisions for galley inserts:

                  - (03) Coffee makers, Rumbold
                  - (03) Half size trolley, Driessen
                  - (01) Ice drawer, Rumbold
                  - (01) Standard unit, Rumbold
                  Ref. Fokker drawing F28-04-143 sheet 1, issue: A.1.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

25-32             Galley 2
                  --------

                  Installation of a Galley 2 (35" deep) at the standard location aft of the RH S/E door.

                  - (01) Galley, Rumbold

                  System provisions for galley inserts:
                  - (01) Large oven, Rumbold
                  - (04) Half size trolley, Driessen
                  - (02) Oven control panel, Rumbold
                  - (01) Waste bin, Rumbold

                  Ref. Fokker drawing F28-04-143 sheet 2,
                  issue: A proposal 1.

25-33             Galley 3
                  --------

                  Installation of a Galley 3 (29" deep) on structural provisions (hardpoints) on the floor and top for a galley. Location aft of the LH passenger door, between Sta. 4875 and 5611.

                  - (01) Galley, Rumbold

                  System provisions for galley inserts:

                  - (02) Standard units, Driessen
                  - (04) Half size trolley, Driessen

                  The front wall shall be equipped with the cabin attendant control panel, passenger entertainment panel and shall have wiring provisions for an ACARS cabin management terminal (Ref. 23-22).

25-60             Emergency Equipment
                  -------------------

                  The BCF fire-extinguisher, the megaphone and oxygen bottle will be installed as described in the type specification.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

26                FIRE PROTECTION
                  ---------------

26-12             APU Fire Detection and Warning
                  ------------------------------

                  Installation of a warning horn in the nosewheel bay to provide an audible APU fire warning during APU ground operation.

                  The function of the warning horn will be inhibited during an APU fire warning test.

31                INDICATING/RECORDING SYSTEMS
                  ----------------------------

31-21             Flight Deck Clocks
                  ------------------

                  Installation of alternate p/n clocks

                  - (02) Clock, Smiths Industries
                         p/n 2610-07-1

31-31             Flight Data Recorder Alternate Source - ARINC 573
                  -------------------------------------------------

                  Installation of an alternate source FDR (Sundstrand) i.l.o. standard unit (Fairchild). The optional equipment shall be installed above stowage unit section (in the position allocated to the standard equipment).

                  - (01) FDR, Sundstrand
                    (01) Accelerometer, Sundstrand
                    (01) Mounting tray

32                LANDING GEAR
                  ------------

32-48             Autobrakes
                  ----------

                  Installation of an Automatic Braking System in addition of the standard brake- and analog anti-skid system. The system provides pilot selectable decelleration rates:
                  low, med, max and RTO.
                  For take-off, use of the maximum setting shall result in maximum braking if the take-off is required from a speed of 8O knots.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

33                LIGHTS
                  ------

33-24             Illuminated Signs
                  -----------------

                  Installation of a lintel in the forward passenger compartment with legend EXIT in English/Spanish due to the installation of a curtain between Galley 2 and Galley 3.

33-26             Entrance Lighting
                  -----------------

                  Wiring provisions for a galley area light installed in Galley 3, to be connected to the entrance light.

33-28             Galley Area Lighting
                  --------------------

                  Installation of a galley area light in the ceiling between Galley 1 and 2. Switch will be installed on Galley 1.

33-46             Logo Lights
                  -----------

                  Installation of lighting fixtures in the LH and RH flap track fairings for illumination of both sides of the vertical stabilizer.

                  Installation of a ON/OFF switch for NAV/LOGO light switching on the external-light switch panel in the overhead panel of the flight compartment.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

33-47             Strobe Lights
                  -------------

                  Installation of high intensity strobe lights in each wingtip and one in the tailcone. Control of the system is via a rotary switch panel in the overhead panel of the flight compartment. Switch identification is by STROBE, printed below the switch. Switch operation designation are as follows:

                  - OFF = strobe lights are off
                  - ON = strobe lights will be switched on by this selection.
                  - AUTO = strobe lights are activated to come on via the
                           landing gear switch at take-off.

34                NAVIGATION
                  ----------

34-13             Air Data Instruments
                  --------------------

                  A combined standby altimeter and airspeed indicator i.l.o. the standard separate standby altimeter and standby airspeed indicator.

                  The following Seller Furnished equipment shall be deleted from the baseline configuration:

                  - (01) Standby altimeter, Smiths Industries
                  - (01) Standby airspeed indicator, Smiths Industries

                  The following unit shall be supplied as Seller Furnished
                  Equipment:

                  - (01) Combined standby altimeter and airspeed indicator,
                         Smiths Industries

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

34-l6             Windshear
                  ---------

                  Installation of a windshear detection, alerting and recovery guidance system.

                  During flight near the ground (below 1500 A.G.L) the system will:

                  - detect the presence of potentially hazardous windshear
                    conditions.

                  - alert the flight crew when the airmass motions reach
                    potentially hazardous levels.

                  - provide flight director guidance to the crew to maximize the probability of ground avoidance.

                  - provide automatic recovery guidance through the AFCAS when selected.

                  o Detection: implementation in FMC via software changes. All sensor data are available via existing
                               interfaces, as are the discrete outputs to the AFCAS/EFIS, GPWS and other subsystems

                  o Guidance:  implemented in AFCAS (FCCs) via software changes using all existing interfaces.

                  o Alerts:    Aural alerts will be produced within the GPWS.
                               Primary display of detection alerts and guidance is on the PFD of EFIS.

                  Wiring changes for the following functions:

                  - To add discrete for the following functions:
                    o TOGA/SPE
                    o Max. TLA/SPE
                    o FCC/GPWS

                  - Changes of speedbrake auto retract logic

                  - Change pin option FCC and FWC windshear enable

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

34-28             Inertial Reference System
                  -------------------------

                  Installation of a triple inertial reference system (IRS) i.l.o. the std triple attitude and heading reference system
                  (AHRS).

                  The following Seller Furnished Equipment shall be deleted from the baseline configuration:

                  - (03) AHRS unit, Litton
                  - (02) Magnetic sensor unit, Sperry
                  - (02) Magnetic compensator, Litton

                  Structural provisions for the magnetic sensor units remain in the Aircraft. The installation comprises the following Seller Furnished units:

                  - (03) IRS unit, Honeywell HG
                  - (03) Mode selector panel, Honeywell
                  - (01) Inertial system display unit, Honeywell CG

34-32             Instrument Landing System
                  -------------------------

                  Installation of a triple Bendix system i.l.o. the standard dual Collins system (ARINC 710) as part of the three channel Autoland AFCAS (Ref. ATA 22-10).

                  The installation comprises the following Seller Furnished units:

                  - (03) Receiver, Bendix RIA-35A
                  - (03) G/S Antenna, Sensor

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

34-41             Weather Radar (WXR)
                  -------------------

                  Installation of a Bendix weather radar system i.l.o. the std Collins system.

                  The installation comprises the following Seller Furnished units:

                  - (01) Transceiver, Bendix RTA-4A
                  - (01) Control panel, Bendix CON-4A
                  - (01) Antenna pedestal, Bendix DAA-4A
                  - (01) Antenna, Bendix REA-4A

34-42             Radio Altimeter
                  ---------------

                  Installation of a triple TRT AHV 530 LRRA system i.l.o. the standard dual system (ARINC 707) as a part of the three channel Autoland AFCAS (ref. ATA 22-10).

                  The following Seller Furnished units are deleted:

                  - (04) Antenna, TRT AHV S

                  The installation comprises the following Seller Furnished units:

                  - (03) Transceiver, TRT AHV 530
                  - (06) Antenna, Sensor

34-43             Ground Proximity Warning
                  ------------------------
                  The installation of a GPWS/GS annunciator on the main instrument panel LH and RH.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

34-51             VHF Omni Range (VOR) - ARINC 711
                  --------------------------------

                  Installation of two Bendix VOR/M receivers i.l.o. the two standard Collins receivers. The equipment shall be installed in the aft rack of the avionics bay.

                  The installation comprises the following Seller Furnished units:

                  - (02) Transceiver, Bendix RVA-36A

34-52             Distance Measuring Equipment
                  ----------------------------

                  Installation of two Bendix DME interrogators i.l.o. the two std Collins interrogators. The equipment shall be installed in the aft rack of the avionics bay (in the positions allocated for the standard equipment).

                  The installation comprises the following Seller Furnished units:

                  - (02) DME Interrogators, Bendix DMA-37A

34-53             Automatic Direction Finding (ADF)
                  ---------------------------------

                  Installation of two Bendix ADF receivers i.l.o. the two std Collins receivers. The equipment shall be installed in the aft rack of the avionics bay (in the positions allocated for the standard equipment).

                  The installation comprises the following Seller Furnished units:

                  - (02) Receiver, Bendix DFA-75A

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

34-54             Air Traffic Control
                  -------------------

                  Installation of a dual Bendix ATC system with S-mode i.l.o. the standard, single, Collins system with C-mode. The transponders shall be installed in the aft rack of the avionics bay and the control panel shall be installed in the center pedestal (replacing the standard units). Two mode S ATC antennae will be installed at bottom of fuselage and 2 antennae on top of the fuselage.

                  The following Seller Furnished Equipment shall be deleted from the baseline configuration:

                  - (01) Control panel, Gables

                  The installation comprises the following Seller Furnished units:

                  - (02) ATC S-mode transponders,
                         Bendix TRA-67A
                  - (01) Control panel, Bendix CNA-67A
                  - (04) ATC antenna, Sensor

34-61             Flight Management System
                  ------------------------

                  ATA departure profile i.l.o. IATA airline
                  Type option no. 2 i.l.o. European FMS.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

35                OXYGEN
                  ------

35-20             Passenger Oxygen System
                  -----------------------

                  The RH luggage bins shall be equipped with oxygen panels containing four oxygen masks, the LH luggage bins shall be equipped with oxygen panels containing three oxygen masks.

                  The following units shall be deleted from the baseline aircraft:

                  - (43) 3 mask panels

                  The following units shall be installed:

                  - (22) 4 mask panels
                  - (22) 3 mask panels

38                WATER/WASTE
                  -----------

38-12             Water heater in aft toilet compartments
                  ---------------------------------------

                  Installation of a water heater and a dual timed faucet in both aft toilet compartments.

                  The installation comprises the following Seller Furnished units:

                  - (02) Heater, Inventum
                  - (02) Faucet, Adams Rite

38-30             Waste Disposal
                  --------------

                  To change the material of toilet waste ducts from titanium to stainless steel to allow suction draining

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

52                DOORS
                  -----

52-13             Forward Opening Passenger Door
                  ------------------------------

                  Installation of a forward opening pax/crew door on the LH side of the fuselage between Sta. 3845 and 4875. The door will allow connecting the airplane to boarding bridges as presently in use and will provide an available entry height of 1850 mm (73 inches). Installation of the door will not comprise the installation of an integral staircase.

                  The door shall be outward and forward opening and shall be provided with a locking mechanism comprising C-latches. An escape slide will be mounted on the inboard side of the door.

                  (01) Escape slide, Air Cruisers Co

52-31             Enlarged Cargo Compartment Doors
                  --------------------------------

                  Installation of upward opening, enlarged cargo doors, two in the forward cargo compartment and one in the aft cargo compartment. The door sills are flush mounted with the cargo compartment floor to facilitate ease of loading.

52-70             Avionics Bay Access Hatch Warning
                  ---------------------------------

                  Installation of two micro switches on each of the two avionics access doors to detect an unlocked condition. Separate warnings, on each door, are fed to the Multifunction Display Units located on the main instrument panel. The warning is fed to the MFDS via the flight warning computer.

                  The warning is a level 2 category warning which is also accompanied by an aural single chime.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

53                FUSELAGE
                  --------

53-73             Door Protection Plates
                  ----------------------

                  Scuff plates made of corrosion resistant steel shall be provided on the external fuselage at the sills of the passenger and service/emergency doors.

56                WINDOWS
                  -------

56-00             Windows
                  -------

                  Due to Galley 3 installation the first cabin window on the LH side will be blanked off.

72                ENGINES
                  -------

72-00             Tay Mk 650-15 i.l.o. Mk 620-15 engines
                  --------------------------------------

                  Changes to the airframe structure, airframe systems and system software for the installation of Rolls-Royce Tay Mk 650-15 engines (Exclusive engines).

                  1. Structural Hardware
                     o New nacelle inlet (fan diameter increased by 0.8" o Increased anti-icing valve access doors
                       - LH fixed cowl
                       - RH cowl door
                     o Reinforced thrust strut bracked back-up structure.

                                                              APPENDIX A, PART B
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

72-00             Tay Mk 650-15 i.l.o. Mk 620-15 engines (cont'd)
                  -----------------------------------------------

                  System Hardware
                  ---------------
                  o Throttle controls and fuel shut-off
                  o Control: geometry change
                  o New igniter lead cables. Penetration point
                    on engine on bottom dead center
                  o Engine ident plug (delivered C.W. engine)
                  o Inlet anti-icing: Geometry changed
                  o Standby engine indicator (new p/n)
                  o Electrical harness
                  o Fuel lines: geometry change
                  o Hydraulic lines: geometry change

                  3. Avionics Software
                     -----------------
                  o AFCAS : Installation of a new FCC
                            (the FCC is pin programmable)
                  o MFDS  : Installation of a new MFDS
                  o FMC   : Installation of a new FMC
                            (the FMC is pin programmable)
                  o FWC   : Installation of a new FWC
                            (the FWC is pin programmable)

                  4. Performance
                     -----------
                     o Noise
                     o Handbooks (o.a. AFM)
                       (Standard Option SO 72-00.01)

                                                              APPENDIX A, PART C

                  LESSEE'S ADDITIONAL REQUIREMENTS
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

02                MISCELLANEOUS
                  -------------

02-20             Certification
                  -------------

                  The aircraft shall be certified for operation on the Swedish register.

11                PLACARDS AND MARKINGS
                  ---------------------

11-10             Exterior Colour Schemes
                  -----------------------

                  The outboard painting shall be as specified by customer.

11-20             Exterior Plackards and Markings
                  -------------------------------

                  Exterior placards and markings shall be in English, as specified by customer.

11-30             Interior Placards and Markings
                  ------------------------------

                  Interior placards and markings shall be in English/Swedish, as specified by customer.

12                SERVICING
                  ---------

12-13             Servicing
                  ---------

                  The oil for engine, IDG and APU shall be Mobil Jet Oil 254

25                EQUIPMENT AND FURNISHINGS
                  -------------------------

25-20             Passenger compartment
                  ---------------------

                  Interior lay-out for l07 pax in accordance with drawing W98251. Interior colors and materials as specified by customer.

                                                              APPENDIX A, PART C

                  LESSEE'S ADDITIONAL REQUIREMENTS
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

25-31             Galleys
                  -------

                  Galley parts that are now red shall be painted dark blue, as specified by customer.

25-31      *      Galley 1
                  --------

                  Galley 1 shall be made suitable for KSSU trolleys, including numbering

           **     Add:
                  (03) Trolley Halfsize Driessen            DLH573-009

25-31      *      Galley 2
                  --------

                  Galley 2 shall be made suitable for KSSU trolleys. Deletion of frame in order to have additional stowage of 1 full size trolley, including numbering. Provisions for installation of 3 ATLAS type ovens, p/n 62755. Provisions for the attachment of a baby cradle.

           *      (03) ATLAS type ovens, p/n 67255.
           **     (03) Trolley Fullsize Driessen            DLH621-029
                  (01) Magazine holder                      C15018-001-001

25-31      *      Galley 3
                  --------

                  Galley 3 shall be made suitable for KSSU trolleys, including numbering. Provisions for the attachment of a baby cradle. Installation of compartment doors at positions 303 and 305.

                  Add:
           **     (04) Trolley Halfsize Driessen            DLH573-009

25-31      *      Galley 4
                  --------

                  Installation of a seat rail mounted stowage for 4 half size trolleys, at RH aft of the cabin, instead of a double seat, and including numbering, p/n C10119-001-004 (Rumbold). Fokker will do best effort to certify this at delivery date of first a/c.

                  Add:
           **     (04) Trolley Halfsize Driessen            DLH573-009

                                                              APPENDIX A, PART C

                  LESSEE'S ADDITIONAL REQUIREMENTS
--------------------------------------------------------------------------------

ATA 100           DESCRIPTION
CHAPTER

--------------------------------------------------------------------------------

25-31      **     Aft stowage
                  -----------

                  The aft stowages shall be modified to accept KSSU trolleys, the top part of aft stowages shall be modified to accept a KSSU container.

           **     (02) Trolley Halfsize Driessen            DLH573-009

25-61      *      Emergency equipment
                  -------------------

                  The following additional evacuation equipment shall be installed:
                  (02) Fire extinguishers, Walter Kiddie    892480MODX
                  (04) Smoke hoods, Puritan Bennet,         119003
                  (07) Life vests, orange, Svitlik          S21850-7300

                  A complete lay out of the emergency equipment is attached to this Part C

25-63      *      Emergency Locator Transmitter
                  -----------------------------

                  An emergency locator transmitter shall be installed, comprising the following components:

                  (01) Transmitter, Dorne & Margolin        DMELT8-1
                       located in the ceiling at the rear of the
                       passenger compartment
                  (02) Antenna, Sensor                      S65-8280-7
                       mounted on the upper fuselage
                  (03) Test switch panel, Fokker            A42730-403
                       located on the overhead panel in the flight compartment

33-24             Illuminated Signs
                  -----------------

                  All signs shall be in english, as specified by customer. Installation of white covers on overwing escape hatches.

34-26      *      EFIS
                  ----

                  ADF pointers shall be available in ARC/MAP mode.

                                                              APPENDIX A, PART C

(a)   The price for the items marked with * totals an amount of $95,640;

(b) The price for the items marked with ** will be determined before delivery of the Aircraft;

(c) The total of the prices mentioned in (a) and (b) above shall, at delivery of the Aircraft, be deducted from the credit for start-up costs mentioned in SL01 648.005 and SL02 648.013 to the Aircraft Support Services Agreement ASSA 648.004, concluded between Lessee and Fokker on even date herewith.

                                                              APPENDIX A, PART C

                           EMERGENCY EQUIPMENT LAY-OUT

                             [GRAPHIC DESCRIPTION]


   Layout of emergency equipment and locations.

                                                                          PART D

                          LIST OF MANDATORY MODIFICATIONS TO BE
                          INSTALLED IN THE AIRCRAFT PRIOR TO DELIVERY
A                         (This list includes all mandatory service bulletins
                          issued at the time of delivery of the Aircraft)
T
A    SERV. PUBLIC.        DESCRIPTION

22   SBF100-22-026        INTRODUCTION FAC V13R1
     SBF100-22-029        INTRODUCTION FCC V13R1
     SBF100-22-031        REPLACEMENT FLIGHT MODE PANEL
     SBF100-22-032        INTRODUCTION FAC MOD 11
23   SBF100-23-017        THE MODIFICATION OF THE PASSENGER ADDRESS
                          SYSTEM
24   SBF100-24-024        THE CHANGE OF THE LOCATION OF THE HP BLEED
                          CIRCUIT BREAKERS.
25   SBF100-25-064        MOD. OF THE COVER OF THE ESCAPE SLIDE ON THE
                          PASS. DOOR
26   SBF100-26-002        NEW SAFETY CATCH FOR HALON 1211 PORTABLE FIRE
                          EXTINGUISHERS
27   SBF100-27-032        MODIFICATION HORIZONTAL STABILIZER ACTUATOR
     SBF100-27-041        INSPECTION RUDDER AUTOPILOT INPUT BRACKETS
     SBF100-27-043        CONNECT OF A NUMB. OF SHIELDINGS WITHIN THE
                          LIFTD. SYS. TO GROUND
     SBF100-27-047        ONE TIME INSPECTION OF THE RUDDER PEDAL
                          ASSEMBLIES
     SBF100-27-051        MOD. OF FLIGHT CONTROL LOCK HANDLE AND SWITCH.
     SBF100-27-052        REPETITIVE CHECK ELEVATOR BOOSTER CONTROL UNIT
                          BACKLASH REMOVER
28   SBF100-28-022        ONE TIME INSP.: IF NECESSERY INSTAL A NEW APU
                          FUEL SUP. TUBE ASSY
     SBF100-28-026        ONE TIME INSP. LH AND RH ENGINE FUEL SUPPLY
                          LINE
29   SBF100-29-021        REPL. OF SYSTEMS 1 & 2 RETURN FILTER BY-PASS
                          ASSY'S
     SBF100-29-022        NEW HYDR. HOSE ASSEMBLIES IN SYS. 1 ENG.
                          DRIVEN PUMP
31   SBF100-31-020        INSTALLATION FWC V8
31   SBF100-31-036        A SOFTWARE MODIFICATION TO THE MFDU (DRAFT)
32   SBF100-32-044        INTRODUCTION OF IMPROVED MAIN WHEELS.
     SBF100-32-058        INTRODUCTION OF AN IMPROVED MAIN LANDING GEAR
                          DOOR SEQUENCE VALVE
     SBF100-32-061        INSPECT. OF THE BOLTS IN THE PRESSURE REDUCER
                          VALVE
     SBF100-32-064        NLG RETRACTION TIME OUT OF TOLERANCE
     SBF100-32-068        THE INTRODUCTION OF A LOWER AXLE NUT TORQUE
     SBF100-32-070        INSPECTION AND SHOT PEENING OF THE MAIN WHEELS
     SBF100-32-071        THE INSPECTION OF CORRECT GREASINGOF THE
                          TELEFLEX SYSTEM (DRAFT)
     SBF100-32-073        THE INSPECTION AND SHOT PEENING OF THE MAIN
                          WHEELS.
     SBF100-32-074        THE REPLACEMENT OF THE MAIN LANDING GEAR
                          DOWNLOCK ACTUATOR.
35   SBF100-35-003        MODIF. OF THE OXYGEN DROP OUT PANELS
38   SBF100-38-024        MODIFICATION TO THE CHECK VALVE AND TUBE
                          ASSEMBLY
49   SBF100-49-015        T2 BIAS SYSTEM IN THE ELECTRONIC CONTROL UNIT
     SBF100-49-016        THE MODIFICATION OF THE WIRING OF THE T2 BIAS
                          SYSTEM
     SBF100-49-022        ONE TIME INSPEC. FOR DRAIN HOLE IN APU MOUNT.
                          FRAME.
     SBF100-49-023        INTRO. OF TWO ADD CLAMPS ON APU FUEL SUPPLY
                          LINE
52   SBF100-52-039        REPL. OF NYLON BUSHES FOR THE C-LATCHES OF THE
                          S/E DOORS
     SL123                THE REPLACEMENT OF GAS SPRINGS IN LARGE CARGO
                          DOORS

55   SBF100-55-018        MODIFICATION OF RIB 5.0
     SBF100-55-019        INSPECTION OF RIB 5.0 FLANGES AND FINGER
                          STRIPS.
     SBF100-55-021REV1    STRUCTURAL MOD. HORIZONTAL STABILIZER. (INCL.
                          BRACKETS)(DRAFT)
57   SBF100-57-021REV1    REWORK OF THE SIDE STAY BRACKET AN THE UPLOCK
                          MECH. BRACKET (DRAFT)
     SBF100-57-027        THE REPLACEMENT OF THE WING ACCESS PANELS (DRAFT)
71   SBF100-71-012        THE MODIF. OF THE ENGINEMOUNT SHEAR SHELF WEB
76   SBF100-76-011        ENG. CONTROL MOD. TO IMPLEMENT THE NEW 52 MAX.
                          SETTING (DRAFT)
78   SBF100-78-010        INTRODUCTION OF ENLARGED THRUST REVERSER DOOR
                          WEDGES (DRAFT)

The items marked with "Draft" will be installed by retrofit and free of charge as soon as they will be available.

                              DESPATCH RELATED SERVICE BULLETINS TO BE
                              INSTALLED IN THE AIRCRAFT PRIOR TO DELIVERY

A
T
A    SERV. PUBLIC.            DESCRIPTION

21   SBF100-21-032            INTRODUCTION NEW SEALS MFDU TRAYS EQUIPMENT
     SBF100-21-035REV1        INSTALLATION NEW FLEX PIPE EQUIPMENT COOLING
     SBF100-21-038REV1        INSTALLATION STOP PLUGS NEAR CABIN TEMP SENSOR
     SBF100-21-041            AIR CONDITIONING, IF THIRD COOLING FAN IS
                              INSTALLED
     SBF100-21-056            AUGMENTATION OF THE FLOW THROUGH THE TURB. BYPASS
                              VALVES (DRAFT)
22   SBF100-22-037            INTROD. OF SOFTWARE VERSION V13a TO AUTOFLIGHT
                              COMPUTERS (DRAFT)
27   SBF100-27-034            INTROD. IMPROVED FLAP CONTROL DATA UNIT
     SBF100-27-038            INTROD. NEW PROXIMITY SENSOR BELL-CRANCK 2
     SBF100-27-039            INTROD. NEW RUDDER LIMIT MONITOR UNIT (-413)
                              (DRAFT)
     SBF100-27-046            INTROD. OF ROT LIM RING ON NEW MFDU
     SBF100-27-048            THE MOD. OF THE FLEX DRIVE SHAFT OF THE LEFT
                              FLAP ACT.
     SL 073                   IMPROVED ADJUSTMENT OF LIFTDUMPER MECH. CONTROL
                              SYSTEM
28   SBF100-28-019            INTROD. OF VENTILATION-DRAIN FLOAT-VALVE WITH AN
                              IMPROVED HEAD
     SL 119                   INTRODUCTION OF SOFTWARE CHANGE TO COMB. PROC.
                              TOTALIZER
     SL 105                   REPLACEMENT OF SYS 1 AND 2 HYDRAULIC TUBES
30   SBF100-30-013            MODIF. WINDOW TEMP. CONTR. UNIT FROM -407 INTO
                              -409 (DRAFT)
31   SL 057                   INTRO SEVERAL MODS FOR EFIS AND MFDU DISPLAY UNITS
32   SBF100-32-050            INTROD. NEW SPRING & WIRING ROUTE TO IMPROVE
                              RELIAB. OF ANTI RETR. SOL.
     SBF100-32-059            ENLARGED TARGETS ON MLG UP SENSORS
     SBF100-32-065            REPLACEMENT OF THE PARKING BRAKE MECHANISM
     SBF100-32-069            INTRO OF NEW PROXIMITY SWITCHES FOR MLG DOOR
                              UPLOCK MECHANISMS
36   SBF100-36-012            INTRO OF NEW APU INLET DUCT OVERHEAT S/W
     SBF100-36-O15 REV 1      INSTALLATION OF IMPROVED HEAT INSULATION BLANKETS
     SBF100-36-O18            A CHANGE TO THE BLEED AIR CONTROL CIRCUIT OF THE
                              TAY 650-15
     SBF100-36-O22            INSP. THE CHECK-VALVE ON PRES. SWITCH/AFT BLEED
                              AIR SENSE LINE (DRAFT)
38   SBF100-38-026            INTRO OF AN EXTENDED DUMP OUTLET FOR THE PRESSURE
                              REGULATOR
49   SBF100-49-017            A NEW RELAY TO PREVENT ELECTRO MAGNETIC
                              INTERFERENCE
     SBF100-49-020            MOD FOR WIRING TO THE APU CONTROL BUS RELAY
     VENDOR SB                MODIFICATION OF THE APU INLET PLENUM
     VENDOR SB                T2 BIAS MODIFICATION
     VENDOR SB                INTRODUCTION OF AN FCU -04
77   SL 137                   INTRODUCTION OF NEW EMUX

      The items marked with "Draft" will be installed by retrofit and free of charge as soon as they will be available.

                                                        APPENDIX B TO APPENDIX E

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

---------------------------------------------------------------------------------------------------------------
                                                                     total            Index     record of
                                                              no.   weight  arm      change      checking
description                                                   req.    kg     mm   (delta) I  ------------------
                                                                                           [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------
Cockpit compartment
-------------------

- Pilot seat c.w. shoulder harness     Ipeco 3A088-0003-01-2   1     28,95  2490    - 4,297  |X|
- Escape rope (in ceiling)             FOK D86227-401          1      0,45  2750    - 0,066  |X|
- Life vest                            Switlik S21850-7300     1      0,62  2750    - 0,090   -   oper. item

- Co-pilot seat c.w. shoulder harness  Ipeco 3A088-0004-01-2   1     29,00  2490    - 4,304  |X|
- Smoke goggle                         Eros MXP 210-00         1      0,20  2743    - 0,029  |X|
- Fire extinguisher BCF                FFE BA20703G3           1      2,07  2794    - 0,301  |X|
- Escape rope (in ceiling)             FOK D86227-401          1      0,45  2750    - 0,066  |X|
- Life vest                            Switlik S21850-7300     2      1,24  2773    - 0,181   -   oper. item

Side panels (RH+LH)

- Microphone handheld (RH+LH)          Telex 63333-007         2      0,36  1762    - 0,056  |X|
- Smoke goggle (RH+LH)                 Eros MXP210-00          2      0,40  1762    - 0,062  |X|
- Oxygen mask (RH+LH)                  Eros MC10-04-109        2      0,23  1890    - 0,036  |X|
- Flashlight (c/w pwr.pack)            DME EF-2C               2      1,10  2285    - 0,166  |X|
- Boomtype headset (RH+LH)             Telex 64300-005         2      0,23  2920    - 0,033  |X|
- Spare bulb box (LH)                  D48383-409              1      0,28  2850    - 0,041  |X|
- Sunvisors                            Magee 141-31020         2      0,91  2900    - 0,131  |X|
- Pair of gloves (RH)                  FKK7-35                 1      0,22  2850    - 0,032  |X|

LH aft-wall

- Boomtype headset                     Telex 64300-005         1      0,12  2970    - 0,017  |X|
- Flashlight                           DME EF-1                1      0,38  2970    - 0,055  |X|

---------------------------------------------------------------------------------------------------------------

page 1                                        |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

---------------------------------------------------------------------------------------------------------------
                                                                     total            Index     record of
                                                              no.   weight  arm      change      checking
description                                                   req.    kg     mm   (delta) I  ------------------
                                                                                           [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------
Cockpit compartment (cont'd)
-------------------

RH aft. wall

- Oxygen bottle (fixed)                PUR 176225              1      5,23   2903   - 0,755   |X|
- Crash axe                            Gemtor 42D8331          1      1,00   2952   - 0,144   |X|
- Oxygen bottle                        Scott 5600-1C1AE23A     1      4,07   2882   - 0,588   |X|
- Full face mask                       Scott 10100CIA          1      0,97   2882   - 0,140   |X|
- Pilot head covers                    FOK 28.0.2493           3      0,29   3000   - 0,042   |X|
- Lockpin thrust reverser              FOK 28.0.4591           2      0,13   3000   - 0,019   |X|

- Groundlocks                          FOK 28.0.1233           3      0,76   3000   - 0,109    -
- Groundlocks (installed)              FOK 28.0.1233           3      0,76  13022   - 0,033   |X|

- Folding observer seat                FOK D86007              1      8,50   3180   - 1,203   |X|
- Safety belt + sh harness             502422-403              1      1,20   2985   - 0,172   |X|
- Oxygen mask (in gangway LH)          Eros MC10-04-109        1      0,11   3050   - 0,016   |X|

Entrance compartment
--------------------

Fwd. C/A station:
- C/A seat                             NCFK 1-200001-21        1     24,00   3962   - 3,209   |X|
- Microphone (pass. address)           SENN MD 430-16TAK       1      1,17   3937   - 0,023   |X|
- Flashlight (c/w batteries)           DME EF-1                2      0,76   3937   - 0,102   |X|
- Handset incl. cradle                 AH2542D                 1      1,36   3937   - 0,182   |X|
- Life vest                            Switik S21850-7300      2      1,24   3937   - 0,166    -   oper. item

---------------------------------------------------------------------------------------------------------------

page 2                                        |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

--------------------------------------------------------------------------------------------------------------------
                                                                         total             Index     record of
                                                                  no.   weight   arm      change      checking
description                                                       req.    kg      mm   (delta) I  ------------------
                                                                                                 [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------
Entrance compartment (cont'd)
--------------------

- Galley 1: structure (incl waste bin)    Rumbold C11221-001-001   1      89,0   3535   - 12,279   |X|
           ice drawer                     Rumbold C11221-097-001   1      17,1   3535    - 2,359    -   oper. item
           coffee maker (incl. can)       Rumbold 64752            3      21,7   3609    - 2,978    -   oper. item
           HS trolley                     Driessen DLH 573-009     3             3609               -   oper. item

- Curtain galley 1 - galley 2             FOK D89285-403           1             4283              |X|
- Escape slide (S/E door)                 FOK D31873-101           1     12,40   4240    - 1,623   |X|
- Escape slide cover                      FOK D15505-103           1      1,59   4240    - 0,208   |X|
- Lockpin S/E door                        FOK D87766-401           2      0,06   4240    - 0,008   |X|

- Escape slide (pax door)                 AC 60049-101             1      12,9   4355    - 1,674   |X|
- Escape slide cover                      AC 60750-101             1       1,1   4355    - 0,143   |X|

- Galley 2: structure (incl. waste bin)   Rumbold C11274-001       1     102,0   5216   - 12,358   |X|
           oven                           Rumbold 67255            3      58,2   5140    - 7,096    -   oper. item
           FS trolley                     Driessen DLH 621-029     3             5140               -   oper. item
- Galley 3: structure                     Rumbold C11223-001-001   1      56,5   5243    - 6,830   |X|
           HS trolley                     Driessen DLH 573-009     4             5247               -   oper. item

In stowage of galley 3 at entrance side:

- Fire extinguisher (water)               892480 MODX              1      2,90   5125    - 0,354   |X|
- Passenger entertainment recorder        RDAX 7351                1      2,28   4925    - 0,283   |X|

- Curtain galley 2 - 3                    FOK D89285-429           1             5611              |X|
--------------------------------------------------------------------------------------------------------------------

page 3                                        |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

----------------------------------------------------------------------------------------------------------------
                                                                     total             Index     record of
                                                              no.   weight  arm       change      checking
description                                                   req.    kg     mm    (delta) I  ------------------
                                                                                             [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------
Cabin compartment
-----------------

- Passenger seats, Rumbold M10000
  series.

row 1 LH Double seat, in arm table     M10249-001              1    30,38    6449    - 3,306  |X|
row 2 LH   "      "                    M10251-001              1    24,56    7262    - 2,473  |X|
row 3 LH   "      "                        " - "               1    24,56    8049    - 2,280  |X|
row 4 LH   "      "                    M10247-001              1    24,58    8837    - 2,088  |X|
row 5 LH   "      "                        " - "               1    24,58    9624    - 1,895  |X|
row 6 LH   "      "                        " - "               1    24,58   10411    - 1,701  |X|
row 7 LH   "      "                        " - "               1    24,58   11199    - 1,507  |X|
row 8 LH   "      "                        " - "               1    24,58   11986    - 1,314  |X|
row 9 LH   "      "                        " - "               1    24,58   12774    - 1,120  |X|
row 10 LH  "      "                        " - "               1    24,58   13561    - 0,927  |X|
row 11 LH  "      "                        " - "               1    24,58   14348    - 0,733  |X|
row 12 LH  "      "                    M10255-001              1    24,68   15136    - 0,542  |X|
row 13 LH  "      "                    M10259-001              1    23,52   15949    - 0,325  |X|
row 14 LH  "      "                    M10253-001              1    23,98   16761    - 0,137  |X|
row 15 LH  "      "                    M10247-001              1    24,58   17549      0,053  |X|
row 16 LH  "      "                        " - "               1    24,58   18336      0,247  |X|
row 17 LH  "      "                        " - "               1    24,58   19124      0,440  |X|
row 18 LH  "      "                        " - "               1    24,58   19911      0,634  |X|
row 19 LH  "      "                        " - "               1    24,58   20698      0,827  |X|
row 20 LH  "      "                        " - "               1    24,58   21486      1,021  |X|
row 21 LH  "      "                        " - "               1    24,58   22273      1,214  |X|
row 22 LH  "      "                    M10261-001              1    22,46   23061      1,287  |X|

Life vests per seats                   MK20                   107   61,92   14517    - 1,743  |X|  oper. item

Note: all seats incl. belts

----------------------------------------------------------------------------------------------------------------

page 4                                        |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

----------------------------------------------------------------------------------------------------------------
                                                                     total             Index     record of
                                                              no.   weight  arm       change      checking
description                                                   req.    kg     mm    (delta) I  ------------------
                                                                                             [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------
Cabin compartment (cont'd)
-----------------

row 1RH Triple seat, in arm table        M10240-001            1    42,72    6449    - 4,649  |X|
row 2 RH   "     "                       M10242-001            1    34,00    7262    - 3,424  |X|
row 3 RH   "     "                           " - "             1    34,00    8049    - 3,156  |X|
row 4 RH   "     "                       M10238-001            1    34,14    8837    - 2,900  |X|
row 5 RH   "     "                           " - "             1    34,14    9624    - 2,632  |X|
row 6 RH   "     "                           " - "             1    34,14   10411    - 2,363  |X|
row 7 RH   "     "                           " - "             1    34,14   11199    - 2,094  |X|
row 8 RH   "     "                           " - "             1    34,14   11986    - 1,825  |X|
row 9 RH   "     "                           " - "             1    34,14   12774    - 1,556  |X|
row 10 RH  "     "                           " - "             1    34,14   13561    - 1,287  |X|
row 11 RH  "     "                           " - "             1    34,14   14348    - 1,019  |X|
row 12 RH  "     "                       M10246-001            1    34,18   15136    - 0,751  |-|
row 13 RH  "     "                       M10258-001            1    32,74   15949    - 0,453  |X|
row 14 RH  "     "                       M10244-001            1    34,48   16761    - 0,197  |X|
row 15 RH  "     "                       M10238-001            1    34,14   17549      0,074  |X|
row 16 RH  "     "                           " - "             1    34,14   18336      0,343  |X|
row 17 RH  "     "                           " - "             1    34,14   19124      0,612  |X|
row 18 RH  "     "                           " - "             1    34,14   19911      0,880  |X|
row 19 RH  "     "                           " - "             1    34,14   20698      1,149  |X|
row 20 RH  "     "                           " - "             1    34,14   21486      1,418  |X|
row 21 RH  "     "                       M10238-001            1    34,14   22273      1,687  |X|

Note: all seats incl. belts

- Carpet                                 FOK                   -            14570             |X|

----------------------------------------------------------------------------------------------------------------

page 5                                        |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

----------------------------------------------------------------------------------------------------------------
                                                                     total             Index     record of
                                                              no.   weight  arm       change      checking
description                                                   req.    kg     mm    (delta) I  ------------------
                                                                                             [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------
Cabin compartment (cont'd)
-----------------

In second LH luggage bin:
- Megaphone                            ACR-EMIA2204            1             6531             |X|
- Smoke hood                           PUR 119003              1     1,98    6711    - 0,210  |X|
- Fire Extinguisher (BCF)              FFE BA20703G3           1     2,07    6071    - 0,233  |X|
- Pair of gloves                       FKK7-35                 1     0,22    6491    - 0,024  |X|
- Infants life jackets                 MK22                    5     2,35    6661    - 0,251   -   oper. item

In second RH luggage bin:
- First aid kit                        MISC25-001              1     1,73    6481    - 0,188  |X|
- Oxygen bottle                        Scott 5500B1UBF23A      1     3,73    6361    - 0,409  |X|

In aft LH luggage bin:
- Fire Extinguisher (BCF)              FFE BA20703G3           1     2,07   22796    - 0,113  |X|
- Pair of gloves                       FKK7-35                 1     0,22   22936    - 0,012  |X|
- Megaphone                            ACR-EMIA2204            1            23076             |X|
- Infant life jackets                  MK22                    5     2,35   22486    - 0,121   -   oper. item
- Smoke hood                           PUR 119003              1     1,98   22676    - 0,106  |X|
- Infant seat belt                     502755-101-2258         2     0,22   23246    - 0,013   -   oper. item

In aft RH luggage bin:
- First aid kit                        MISC25-001              1     1,73   23046      0,099  |X|
- Oxygen bottle                        Scott 5500B1UBF23A      1     3,73   23156      0,217  |X|

Gallery 4 (RH): structure              Rumbold C10119-001-004  1     50,8   23159    - 2,690  |X|
               HS trolley              Driessen DLH 573-009    2            22994              -   oper. item
               HS trolley              Driessen DLH 573-009    2            23324              -   oper. item
----------------------------------------------------------------------------------------------------------------

page 6                                        |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

----------------------------------------------------------------------------------------------------------------
                                                                     total             Index     record of
                                                              no.   weight  arm       change      checking
description                                                   req.    kg     mm    (delta) I  ------------------
                                                                                             [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------
Rear cabin compartment
----------------------

- C/A seat                             Socea 2510-161-00-21    1    28,07   24880    + 2,119  |X|
- Handset incl. cradle                 AH2542D                 1     1,36   24880    + 0,103  |X|
- Microphone (pass. address)           SENN MD430-16TAK        1     0,17   24880    + 0,013  |X|
- Flashlight (c/w batteries)           DME EF-1
                                       (=P2-07-0001-201S)      2     0,76   24880    + 0,057  |X|
- Life vest                            Switlik S21850-7300     2     1,24   24880    + 0,094   -   oper. item

Above RH trolley stowage:

- Flight data recorder                 SDC 980-4100-DXUS       1    12,70   23828    + 0,825  |X|

Toilet compartments:

- Toilet bucket                        12201-404 (405)         2    25,60   24305    + 1,785  |X|
- Mirror                               FOK D94149              2     2,98   25000    + 0,229  |X|
- Automatic toilet waste bin           HTL 30100022-20         2     0,75   24990    + 0,057  |X|
    fire extinguisher

In trolley stowage (RH+LH):

- HS trolley                           Driessen DLH573-009     2            23828              -   oper. item
----------------------------------------------------------------------------------------------------------------


page 7                                        |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

----------------------------------------------------------------------------------------------------------------
                                                                     total             Index     record of
                                                              no.   weight  arm       change      checking
description                                                   req.    kg     mm    (delta) I  ------------------
                                                                                             [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------
Other equipment
---------------

- Main wheel assy                      G00 5008131-4           4    162,40  17751    + 0,680  |X|
- Main wheel tyres (Bias)              G00 409K02G1            4    217,69  17751    + 0,912  |X|
- Brake assy (carbon)                  G00 5008132-6           4    236,08  17751    + 0,989  |X|
- Nose wheel assy                      G00 5008133             2     12,20   3745    - 1,658  |X|
- Nose wheel tyres                     G00 247F02G1            2     27,40   3745    - 3,723  |X|

Cargo compartment
-----------------

- Separation net fwd cargo             FOK D85719-401          1      2,19   8805    - 0,186  |X|
-     "      "   "    "                FOK    "      -  "      1      2,19  11257    - 0,133  |X|
-     "      "  aft   "                FOK    "      -  "      1      2,19  20778    + 0,075   -
-     "      "   "    "                FOK    "      -  "      1      2,19  22236    + 0,107   -

- Door barrier net fwd cargo door      FOK D85776-401          1      2,58   8076    - 0,239  |X|
-   "     "     "  mid   "     "       FOK    "      -  "      1      2,58  12062    - 0,136  |X|
-   "     "     "  aft   "     "       FOK    "      -  "      1      2,58  21507    + 0,108  |X|

- Battery                              4608-1                  1      41,0   7565    - 4,001  |X|
- Battery                              4608-1                  1      41,0   9045    - 3,398  |X|

- LRRA 1 Transceiver                   TRT ERT530              1      4,28  11541    - 0,184  |X|
-   "       2&3 Transceiver             "     "                2      8,56  13041    - 0,367  |X|
- Rudder control unit                  FOK EARLM8504           1      1,98  11541    - 0,115  |X|

- CVR                                  FAD 93A100-80           1     10,50  22576    + 0,551  |X|
- Engine vibration processor           VMA 241-196-000-021     1      3,28  22576    + 0,172  |X|
- APU controller                       ALS 2118802-3           1            21007             |X|
----------------------------------------------------------------------------------------------------------------


page 8                                        |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

--------------------------------------------------------------------------------------------------------------------
                                                                     total             Index         record of
                                                              no.   weight  arm       change          checking
description                                                   req.    kg     mm    (delta) I  ----------------------
                                                                                             [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------
Avionics bay
------------
Fwd. rack (from left to right
 in D.O.F.):
Shelf 1:
- Flap pos. control                    FOK EAFCD8518           1     3,19   5305    - 0,383   |X|
- Maintenance control comp.            CRC MCC 1000            1     6,55   5305    - 0,788   |X|
- ILS 1 receiver                       BID RIA-35A             1      5,0   5305    - 0,601   |X|
- Dig. air data computer 1             HON 4045053-912         1     5,81   5305    - 0,698   |X|
- Flight control computer 1            CRC FCC 1000            1    11,80   5305    - 1,419   |X|

Shelf 2:
- Dig. air data computer 2             HON 4045053-912         1     5,81   5305    - 0,698   |X|
- Flight control computer 2            CRC FCC 1000            1    11,80   5305    - 1,419   |X|
- Flight augmentation comp.            CRC FAC 1000            1    13,30   5305    - 1,600   |X|
- VHF com 3 transceiver                BID RTA-44A             1      4,3   5305     -0,517    -   Full prov. only

Shelf 3:
- IRS 3 unit                           HON HG1050AD05          1     19,0   5305    - 2,285   |X|
- IRS 1 unit                           HON HG1050AD05          1     19,0   5305    - 2,285   |X|
- Stalt warning comp.                  FOK EASPC 8503          1     2,00   5305    - 0,241   |X|

Shelf 4:
- IRS 2 unit                           HON HG1050ADO5          1     19,0   5305    - 2,285   |X|
- ILS 2 receiver                       BID RIA-35A             1      5,0   5305    - 0,601   |X|
- Weather radar transceiver            BID RTA-4A              1     11,3   5305    - 1,359   |X|

Aft rack (from left to right
 against D.O.F.):
Shelf 6:
- ADF 2 receiver                       BID DFA-75A             1      4,0   6305    - 0,441   |X|
- Audio management unit                Gables G6938-11         1     5,20   6305    - 0,573   |X|
- VOR 2 receiver                       BID RVA-36A             1      4,4   6305    - 0,485   |X|
- GPW computer MkV                     SDC 965-0676-003        1     2,63   6305    - 0,290   |X|
- DME 2 interrogator                   BID DMA-37A             1      5,9   6305    - 0,651   |X|
--------------------------------------------------------------------------------------------------------------------


page 9                                        |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

--------------------------------------------------------------------------------------------------------------------
                                                                     total             Index         record of
                                                              no.   weight  arm       change          checking
description                                                   req.    kg     mm    (delta) I  ----------------------
                                                                                             [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------
Avionics bay (cont'd)
------------
Shelf 6 (cont'd):
- ATC 2 transponder                    BID TRA-67A             1       6,3  6305    - 0,695   |X|
- PIP                                  Janco 24153             1       0,3  6305    - 0,033   |X|
- Anti skid control box                GOO 6004272-4           1      2,16  6305    - 0,238   |X|

Shelf 5:
- PIP                                  Janco 24153             1       0,3  6305    - 0,033   |X|
- ATC 1 transponder                    BID TRA-67A             1       6,3  6305    - 0,695   |X|
- DME 1 interrogator                   BID DMA-37A             1       5,9  6305    - 0,651   |X|
- Flight control computer 3            CRC FCC 1000            1      11,8  6305    - 1,301   |X|
- VOR 1 receiver                       BID RVA-36A             1       4,4  6305    - 0,485   |X|
- Emergency power supply               171BS101-1              1      2,04  6305    - 0,225   |X|

Shelf 8:
- ACARS management unit                TEL 2229385-41          1            6305               -   Full prov. only
- Passenger address amplifier          CRC PAU 700             1      3,27  6305    - 0,361   |X|
- VHF com. 2 transceiver               BID RTA-44A             1       4,3  6305    - 0,474   |X|
- Flight management computer 2         HON 4052502-953         1     14,85  6305    - 1,638   |X|
- Prox SW                              Eldec 8-582-02          1      8,05  6305    - 0,868   |X|

Shelf 7:
- Flight data acquisition unit         TEL 2227000-25-B-1      1       8,5  6305    - 0,937   |X|
- Flight management computer 1         HON 4052502-953         1     14,85  6305    - 1,638   |X|
- ILS com. 3 receiver                  BID RIA-35A             1       5,0  6305    - 0,551   |X|
- VHF com. 1 transceiver               BID RTA-44A             1       4,3  6305    - 0,474   |X|
- SELCAL                               TEAM SC 2253A           1       1,6  6305    - 0,176    -
- ADF 1 receiver                       BID DFA-75A             1       4,0  6305    - 0,441   |X|

Shelf 10:
- FWC test box                         FOK                     1         -  6305          -    -   Full prov. only
- Flight warning computer              Grimes 80-0610-3-31     1      7,40  6305    -,0,816   |X|
--------------------------------------------------------------------------------------------------------------------


page 10                                       |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                           REPORT/BASIC CHECKLIST
                                           report no : E100-201/A323
[LOGO]                                     issue date: 30 Nov-93     issue no: 1

--------------------------------------------------------------------------------------------------------------------
                                                                     total             Index         record of
                                                              no.   weight  arm       change          checking
description                                                   req.    kg     mm    (delta) I  ----------------------
                                                                                             [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------
Avionics bay (cont'd)
------------

Shelf 9:
- Cabin airco. control 1               Garr 2118526-4          1     3,27   6305      0,360   |X|
-   "     "       "    2                 "     "               1     3,27   6305      0,360   |X|

Electrical bay
--------------

Shelf 12: (Between STA 3870 and
           STA 6876)
- HF com 1 transceiver                 CRC HFS-700             1     12,1   4288    - 1,578    -   full prov. only
- Autobrake control box                FOK EAABC8615           1     1,65   4681    - 0,209   |X|
--------------------------------------------------------------------------------------------------------------------


page 11                                       |X| = in airplane when weighed
                                               -  = not in airplane when weighed

All rights reserved. Reproduction or disclosure to third parties of this document or any part thereof, or the use of any information contained therein for purposes other than provided for by this document is not permitted except with prior and express written permission.

                                   APPENDIX F

AIRCRAFT DOCUMENTS

FOKKER 100 AIRCRAFT 11323

Aircraft Documents shall include the following documents:

                                                              Quantity/
                                                              --------
                                          Type                Number
                                          ----                ------

1. Airplane Flight Manual                 book
                                          (volumes 1 & 2)         1

2. Aircraft Operating Manual              book                    1

3. Quick Reference Handbook               book                    2

4. Weight and Balance Manual              book                    1

5. Master Minimum Equipment List          book                    1

6. Aircraft Maintenance Manual            film                    1

7. Illustrated Parts Catalogue            film                    1

8. Wiring Diagram Manual                  film                    1
                                          (parts 1, 2, & 3)

9. Trouble Shooting Systems               film                    1
      Manual

10. Aircraft Logbook                      book                    1

11. Engine Logbooks                       book                    2

12. APU logbook                           book                    1

13. Delivery Document                     book                    1
      (at delivery to Transwede)

14. Certificate of Airworthiness                                  1

15. Certificate of Registration                                   1

16. Radio Station License                                         1

Aircraft Documents shall also include all logs, certificates and data, and inspection, modification and overhaul records, relating to the Aircraft and required to be maintained by the Air Authority and/or by the Approved Maintenance Program. Upon Expiry Date or upon earlier termination of the Agreement all Aircraft Documents shall be redelivered by Lessee to Lessor complete and fully updated simultaneously with the redelivery of the Aircraft.

                                   APPENDIX G

                              FAA POWER OF ATTORNEY

                 Form used for Midway Closings to be Substituted

            This POWER OF ATTORNEY in favor of LESSOR [HEAD LESSOR] ("Lessor") dated ____________ 199_ from MIDWAY AIRLINES CORPORATION ("Lessee") [(is consented to by BANK ("Bank")].

                                    RECITALS:

A. Lessor and Lessee have entered into an Aircraft Operating Lease Agreement 135 dated as of _______, 1995(the "Lease Agreement") with respect to the Fokker 100 aircraft, serial no. ______, U.S. registration no. _______ (the "Aircraft").

B. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Lease Agreement.

            NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, it is hereby agreed as follows:

            Lessee hereby irrevocably constitutes and appoints Lessor, with full power of substitution, for and in the name and on behalf of Lessee, as the act and deed or otherwise of Lessee:

            to direct, authorize and instruct the insurer or insurance broker with respect to the Aircraft, as if Lessor were policy holder, pursuant to Article 11.6 of the Lease Agreement, in order to initiate, process and settle any insurance claim with respect to the Aircraft, Engines or Parts;

            to execute, sign, deliver, authorize and file such instruments legally necessary for any and all actions necessary to take possession and effect redelivery of the Aircraft, Engines or Parts upon termination of the Lease Agreement due to an Event of Default;

            to execute, sign, deliver and file all such instruments requested by Lessor [Head Lessor] that may be required to deregister the Aircraft from the FAA, or to terminate the Lease for the Aircraft that is recorded at the FAA, or that may be deemed proper in or in connection with all or any of the purposes aforesaid, and to appoint substitutes or agents to take any such action on its behalf; provided, however, that such power shall not be exercisable by or on behalf of the Lessor until an Event of Default shall have occurred and is continuing.

            Lessee hereby ratifies and confirms and agrees to ratify and confirm any direction, authorization and instruction of Lessor [Head Lessor] taken pursuant to this Power of Attorney.

            This Power of Attorney shall expire the date one year following the Expiry Date or earlier termination of the Lease.

            IN WITNESS WHEREOF, Lessee has duly caused this Power of Attorney to be executed on the date first set forth above.

                                       MIDWAY AIRLINES CORPORATION


                                       By:
                                          -------------------------------
                                          Name:
                                          Title:

Consented and Agreed:

[BANK]


By:
   -------------------------------
   Name:
   Title:

                [CERTIFIED RESOLUTIONS OF LESSEE AUTHORIZING THIS
                        POWER OF ATTORNEY TO BE ATTACHED]

                            CERTIFICATE OF ACCEPTANCE

This Certificate of Acceptance is delivered, on and as of the date set forth below, by Midway Airlines Corporation (herein referred to as "Lessee") to First Security Bank of Utah, N.A., not in its individual capacity but solely as trustee, (herein referred to as "Lessor") pursuant to that Aircraft Operating Lease Agreement No. 524, between Lessor and Lessee (herein referred to as the "Agreement"):

1.    Details of Acceptance

      Lessee hereby indicates and confirms to Lessor, its successors and assigns, that the Lessee has at 9 o'clock on this 3rd day of October 1995, at Greensboro, North Carolina, accepted the following from Transwede and concurrently therewith from Lessor, in accordance with the provisions of the Agreement:

      (a)   One Fokker F28 Mk0100 airframe,
            Manufacturer's Serial Number 11323;

      (b) Rolls Royce Tay Mk 650-15 Engines (each of which engines has 750 or more rated take-off horsepower);

            Engine Number Manufacturer's S/N

            1. Lefthand  17291
            2. Righthand 17290*

      (c)   12,100 kilos; (13,590 litres) [ILLEGIBLE]

      (d)   Loose Equipment: as per Loose Equipment Check List per Appendix E
            Section 11 of the Agreement.

2.    Confirmation of Undertakings

      The terms used in this Certificate shall have the meanings given to such terms in the Agreement.

      The Lessee confirms that today being the Delivery Date as defined in the
      Agreement:

      (i) the Aircraft is duly accepted by the Lessee in accordance with and subject to the provisions of the Agreement and the execution and delivery of this Certificate constitutes the acceptance of the Aircraft by the Lessee for all purposes of the Agreement.

      DELIVERY BY LESSEE TO LESSOR OF THIS CERTIFICATE OF ACCEPTANCE SHALL CONSTITUTE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT ON THE DELIVERY DATE LESSEE'S TECHNICAL EXPERTS EXAMINED AND INVESTIGATED THE AIRCRAFT AND EVERY PART THEREOF ARE AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR, WITHOUT DEFECT WHETHER OR NOT DISCOVERABLE AS AT THE DELIVERY DATE, AND IN EVERY WAY SATISFACTORY TO LESSEE;

* This engine is currently off-wing and at maintenance performance facility. Technical acceptance of the engine is conditional upon satisfactory completion of the maintenance work being performed.

                            CERTIFICATE OF ACCEPTANCE

      (ii) the Lessee is obliged to pay to the Lessor the amount provided for in the Agreement with respect to the Aircraft;

      (iii) the Aircraft is insured in accordance with the Agreement;

      (iv) the representations and warranties contained in Article 13 of the Agreement remain, and if made at the date of this Certificate of Acceptance, would be, true and correct in all respects;

      (v) there have been affixed to the Aircraft and the Engines the fire resistant notices required by Article 4.3 of the Agreement;

      (vi) the Lessee has no right of set-off, deduction, withholding or counterclaim against the Lessor whatsoever; and

      (vii) no Default is subsisting.

IN WITNESS WHEREOF, Lessee has caused this Certificate of Acceptance to be executed in its name, by its duly authorized officer(s) or representative(s), pursuant to due corporate authority, all as of the date written in Paragraph 1 above.

MIDWAY AIRLINES CORPORATION


By: Jonathan S. Waller
Title: Senior Vice President


Signature: /s/ Jonathan S. Waller
          -------------------------

                                 AMENDMENT NO. 1

                          dated as of February 26, 1996

                                       to

                       AIRCRAFT OPERATING LEASE AGREEMENT
                                     No. 524

                           dated as of August 1, 1995

                                     between

                       FIRST SECURITY BANK OF UTAH, N.A.,

                         not in its individual capacity
                         but solely as owner trustee, as

                                     Lessor

                                       and

                           MIDWAY AIRLINES CORPORATION

                                       as

                                     Lessee

Aircraft: Fokker 100
Serial No./RN: 11323/N131ML

            THIS AMENDMENT No. 1 dated as of February 26, 1996 (this "Amendment"), is between FIRST SECURITY BANK OF UTAH, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly set forth in the Lease) but solely as Owner Trustee under the Trust Agreement ("Lessor"), and MIDWAY AIRLINES CORPORATION, a company incorporated under the laws of the State of Delaware, having its principal place of business at 300 West Morgan Street, Durham, North Carolina 27702 ("Lessee").

            WHEREAS, Lessor and Lessee are parties to that certain Aircraft Operating Lease Agreement No. 524, dated as of August 1, 1995, and recorded by the Federal Aviation Administration on October 1, 1995, under conveyance number 2A267793 (as amended hereby, the "Lease"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease);

            WHEREAS, debis AirFinance B.V. ("debis") is the beneficial owner of the Aircraft;

            WHEREAS, Lessee is in default under the Lease by reason of its failure to make certain Rent payments due thereunder in January and February 1996; and

            WHEREAS, Lessor and Lessee desire to amend the Lease as hereinafter set forth.

            NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Definitions.

            (a) Section 1 of the Lease is hereby amended by deleting sub-sections 1.10 and 1.48 thereof in their entirety and replacing them with the following:

"1.10 Beneficiary shall mean, Stockholm Aircraft Finance II, B.V., which is (i) a company incorporated under the laws of the Netherlands, (ii) wholly-owned by debis and (iii) the beneficiary under the Trust Agreement, together with its successors and permitted assigns."

"1.48 Other Aircraft Agreements shall mean all other aircraft operating lease agreements relating to other aircraft so long as such other aircraft are leased to Lessee by a lessor for the benefit, directly or indirectly, of debis or any affiliate of debis. For purposes of this definition, affiliate shall mean any corporation or other entity that, directly or indirectly, controls, is controlled by or is under common control with debis."

            (b) Section 1 of the Lease is hereby further amended by deleting "Fokker" and "FAUSA" from the definition of Indemnitee (subsection 1.39 thereof) and adding "debis" in their stead. In addition, the references to "Fokker" and "FAUSA" in Section 1l.2(c)(ii) of the Lease are hereby deleted and replaced with "debis".

            2. Inspection.

                  Section 7 of the Lease is hereby amended by adding a new sub-section 7.6 thereto as follows:

"7.6 Lessee hereby acknowledges that the inspection rights and rights to information and notice pursuant to this Section 7 shall extend to debis as well as Lessor. In addition, without in any way limiting the rights contained elsewhere in the Lease, debis shall have the right to have observers (who may or may not be employees of debis) on site at Lessee's premises (provided such observers do not unreasonably interfere with Lessee's business or operations) and, provided the recipients of any financial and operational information of Lessee (which recipients may include employees or other representatives of debis or any of its affiliates, or agents, attorneys or accountants of debis or any of its affiliates) keep strictly confidential any such information, debis shall have the right to inspect and review any internal financial and operational information of Lessee as debis may reasonably request (provided such request is made to Lessee's controller or to a vice president, senior vice president or the president of Lessee) including, without limitation, cash flow statements, financial books and records, and any other records relating to the operation of Lessee's fleet. Lessee covenants that it will fully cooperate with debis regarding any inspection of Lessee's fleet and records pursuant to the terms of the Lease."

      3. Default by Lessee

      Section 15 of the Lease is hereby amended as follows:

            (a) Sub-section 15.1 is hereby amended by deleting paragraph (n) thereof in its entirety and replacing it with the following:

            "(n) if an event of default (however defined) occurs under (i) any of the Other Aircraft Agreements, (ii) any other lease agreements between Lessee and a lessor for the benefit, directly or indirectly, of Fokker, FAUSA, Daimler-Benz Aerospace A.G. or any affiliate of any of them, relating to other aircraft ("Fokker Aircraft Agreements") or (iii) any aircraft maintenance agreement or other agreement entered into by Lessee in lieu of Reserve Rate payments ("Maintenance Agreements"), which event permits acceleration or termination; or"

            (b) Sub-section 15.1 is further amended by adding new paragraphs
(o), (p) and (q) thereto as follows:

            "(o) if Lessee's financial performance deviates in any material adverse way (as determined by debis in its sole, but reasonable discretion) from the projections set forth on Lessee's Business Plan for calendar year 1996 (attached hereto as Exhibit A), taken as a whole, and such deviation is not the result of a natural disaster which effectively makes it impossible for Lessee to meet such projections; or

            (p) if, prior to satisfaction of Lessee's obligation to pay Default Payments pursuant to Section 6 of this Amendment, Lessee shall make (i) any payment of principal or interest on any amounts owed by Lessee to Zell/Chilmark Fund, L.P. ("Zell") or any affiliate of Zell, (ii) any redemption of, or any dividend or distribution with respect to, any shares of Lessee owned by Zell or any affiliate of Zell, (iii) any prepayment of principal or interest with respect to any other subordinated debt owed by Lessee or (iv) any redemption of, or any dividend or other distribution with respect to, any other shares of Lessee; or

            (q) if Lessee shall fail to fulfill any of the obligations set forth in paragraphs (c) or (d) of Section 6 of this Amendment."

            (c) Sub-section 15.2 is hereby amended by adding "(a), (n), (q)" to clause (i) of paragraph (b) thereof following the word "paragraphs"; it being understood that the effect of this amendment is to include payment defaults, cross-defaults with Other Aircraft Agreements, Fokker Aircraft Agreements and Maintenance Agreements, and failure to fulfill any of the obligations set forth in paragraphs (c) or (d) of Section 6 of this Amendment as events giving rise to automatic termination of the Lease without the necessity of any service of notice thereof upon Lessee; provided, however, that such automatic termination shall not apply with respect to defaults of the type referred to in paragraphs
(a) or (n) of sub-section 15.1 of the Lease prior to the date hereof or for payment defaults for Rent Dates occurring in March and April 1996, for so long as Lessee fulfills the obligations set forth in paragraphs (c) or (d) of Section 6 of this Amendment.

            4. Return of Aircraft.

            Section 16 of the Lease is hereby amended by adding a new sub-section 16.9 thereto as follows:

"16.9 Notwithstanding anything to the contrary contained in the Lease, on the Expiry Date or upon earlier termination of the Term including, without limitation, any termination of the Lease pursuant to Section 15 (unless a Casualty Occurrence shall have occurred with respect to the Aircraft), Lessee shall immediately deliver possession of the Aircraft to Lessor at Schiphol Airport, the Netherlands (or such other location as Lessor may require) and hereby covenants that it will not interpose any defense to any action commenced by Lessor to regain possession of the Aircraft. The foregoing shall apply whether or not Lessee is or shall subsequently become a debtor in a case under Title 11, U.S.C., and in such event, Lessee covenants that it will not oppose, and will join in, any application by Lessor seeking to regain possession of the Aircraft."

            5. Notice.

            Section 19 of the Lease is hereby amended by deleting clause (2) of paragraph (d) of sub-section 19.6 thereof in its entirety and replacing it with the following:

            "(2) to Lessor at:

                 First Security Bank of Utah, N.A.
                 79 South Main Street
                 Salt Lake City, Utah 84130-0007

                 Tel: (801) 246-5630
                 Fax: (801) 246-5053

                 Attention: Corporate Trust Department

                 with a copy to debis at:

                 Evert van de Beekstraat 22,
                 NL-1118 CL Luchthaven Schiphol,
                 Amsterdam Airport Schiphol

                 Tel: 011 3120 316-1431
                 Fax: 011 3120 653-5419"

            6. Forbearance. Execution of this Amendment shall serve as Lessor's agreement to forebear from exercising its rights (including, without limitation, its rights under Section 15 of the Lease) with respect to:

            (a) Lessee's failure to make payments of Rent or security deposit amounts due under the Lease prior to the date of this Amendment and for Rent Dates occurring in March and April 1996; and

            (b) Lessee's failure to make payment of Reserve Rate constituting Engine Maintenance Accruals due under the Lease and the Other Aircraft Agreements identified as AOLAF 135 and AOLAF 524 on account of Flight Hours and/or Cycles operated prior to February 1, 1996;

            provided, however, that Lessor's agreement to forbear shall be effective for so long, and only so long, as Lessee otherwise complies with all the terms of the Lease, as amended, and fulfills the obligations set forth in paragraphs (c) and (d) of this Section 6, as follows:

            (c) Lessee shall pay to Lessor the following amounts (which amounts Lessee hereby agrees to pay):

            (i)   [***] on the Rent Date occurring in February 1996;
            (ii)  [***] on the Rent Date occurring in March 1996;
            (iii) [***] on the Rent Date occurring in April 1996; and

            (iv) Amounts identified on Exhibit B to this Amendment ("Default Payments") on the Rent Date occurring in May 1996 and for the next succeeding forty-seven (47) Rent Dates thereafter; it being understood that Lessee shall pay such Default Payments together with Rent and any other amounts otherwise due pursuant to the Lease. Lessee may satisfy its obligations to pay the Default Payments at any time by paying the portion of all such Default Payments which constitutes principal, together with the portion of such Default Payments which constitutes interest accrued and unpaid as of the date of payment, all as reflected on Exhibit B to this Amendment.

            (d) On or before March 7, 1996, Lessee shall pay all unpaid Reserve Rate owed with respect to the Lease and Other Aircraft Agreements identified as AOLAF 135 and 525, or shall enter into a maintenance agreement reasonably satisfactory to debis providing for the maintenance of the engines of the Aircraft which are the subject of the Lease and such Other Aircraft Agreements.

Execution of this Amendment shall not constitute a waiver of any Rent payment defaults or of any other defaults which may have occurred and be continuing or which may occur in the future. Lessor's agreement to forbear shall terminate automatically if Lessee fails to fulfill any of the obligations set forth in paragraphs (c) or (d) of Section 6 of this Amendment or if any Event of Default occurs or has occurred and is continuing under the Lease (other than an Event of Default to which this forbearance agreement set forth in Section 6 of this Amendment applies). For so long, and only so long as Lessor's agreement to forbear has not terminated, and provided that the obligation set forth in paragraph (d) of Section 6 of this Amendment has been fulfilled (i) Lessee shall be entitled to exercise its rights and privileges under Sections 5.1.2(b), 5.1.3, 7.4.1 and 13.3 of the Lease and (ii) Lessor shall be deemed to have elected not to apply the Deposit to sums due or to become due to Lessor pursuant to Section 1 of Appendix D of the Lease, notwithstanding the occurrence and continuation of a Default or Event of Default under the Lease.

            7. Payments

            Paragraph 4 of Exhibit D to the Lease is hereby amended by deleting the first sentence thereof and replacing it with the following:

            "All payments due hereunder shall be effected by Lessee to Lessor to Generale Bank Nederland BV, in Amsterdam, in favor of Stockholm Aircraft Finance III, B.V., account number 64.26.09.632, or to such other account as debis may designate in writing, and all such payments shall be in Dollars and in immediately available funds, and all such payments shall be initiated adequately in advance of the due dates to ensure that Lessor receives credit for the full amount of such payment on the due dates."

            8. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York and without regard to any conflict of law rules. This Amendment is being delivered in the State of New York.

            9. Miscellaneous. Except as specifically amended or supplemented by this Amendment, the Lease is hereby ratified, approved, confirmed and continued in all respects and all provisions of the Lease as heretofore amended shall remain in full force and effect. The parties hereto acknowledge and confirm that the Lease is intended to be a true lease and not a financing arrangement. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed and constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         SIGNED on behalf of

                         FIRST SECURITY BANK OF UTAH, N.A.,
                           not in its individual capacity
                           but solely as owner trustee


                         By: /s/ [ILLEGIBLE]
                            --------------------------------------
                            Title: Asst. Vice President

                         SIGNED on behalf of

                         MIDWAY AIRLINES CORPORATION


                         By:
                            --------------------------------------
                            Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         SIGNED on behalf of

                         FIRST SECURITY BANK OF UTAH, N.A.
                           not in its individual capacity
                           but solely as owner trustee


                         By:
                            --------------------------------------
                            Title:

                         SIGNED on behalf of

                         MIDWAY AIRLINES CORPORATION


                         By: /s/ Jonathan S. Waller
                            --------------------------------------
                            Title:  JONATHAN S. WALKER
                                   SENIOR VICE PRESIDENT
                                     GENERAL COUNSEL

                                    EXHIBIT A

                               1996 Business Plan

                             [***] (4 pages omitted)

                                    EXHIBIT B

                                Default Payments

                             {***} (2 pages omitted)

                                                                       AOLAF 524
                           AMENDMENT No. 2 AND CONSENT

            THIS AMENDMENT No. 2 AND CONSENT dated as of May ___, 1996 (this "Amendment"), is between FIRST SECURITY BANK OF UTAH, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly set forth in the Lease) but solely as Owner Trustee under the Trust Agreement ("Lessor"), and MIDWAY AIRLINES CORPORATION, a company incorporated under the laws of the State of Delaware, having its principal place of business at 300 West Morgan Street, Durham, North Carolina 27702 ("Lessee").

            WHEREAS, Lessor and Lessee are parties to that certain Aircraft Operating Lease Agreement No. 524, dated as of August 1, 1995, and recorded by the Federal Aviation Administration on October 4, 1995, under conveyance number 2A267793 as amended by Amendment No. 1 thereto dated as of February 26, 1996 and recorded by the Federal Aviation Administration on April 16, 1996 under conveyance number K08473 (as amended hereby, the "Lease"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease);

            WHEREAS, debis AirFinance B.V. ("debis") is the beneficial owner of the Aircraft;

            WHEREAS, pursuant to the Lease, Lessee may satisfy its obligation to pay the Engine Maintenance Accrual portion of the Reserve Rate by entering into a Maintenance Agreement, the terms and conditions of such being subject to the prior written consent of the Beneficiary; and

            WHEREAS, Lessor and Lessee desire to amend the Lease as hereinafter set forth and the Beneficiary desires to consent to the Agreement between Rolls-Royce Aero Engine Services Limited and Midway Airlines Corporation Relating to Repair and Overhaul of Rolls-Royce Tay Engines, dated May 10, 1996 (the "Approved Maintenance Agreement"), a copy of which, certified by lessee as true and complete, is attached hereto as Exhibit A.

            NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Notwithstanding anything to the contrary contained in the Lease, Lessee agrees that it shall remit to Lessor as Reserve Rate, on the date when Reserve Rate is due under the Lease (in addition to all other amounts due and owing under the Lease), an amount equal to the difference between (i) the Engine Maintenance Accrual due pursuant to the Lease for the preceding calendar month, or partial calendar month, as the case may be (assuming the absence of the Approved Maintenance Agreement), and (ii) the amount paid under the Approved Maintenance Agreement with respect to such preceding calendar month, or partial calendar month, as the case may be (the "Reduced Engine Maintenance Accrual"). In order to ensure Lessee's compliance with the foregoing, the Beneficiary may request, and Lessee shall so provide, the information and calculations used in determining the Reduced Engine Maintenance Accrual. Lessee's obligations to pay other amounts of Reserve Rate owing under the Lease are not in any way reduced or otherwise effected other than as hereinabove provided with respect to the Engine Maintenance Accrual portion of Reserve Rate.

            2. Lessee hereby acknowledges that, pursuant to the terms of the Lease, an event of default by Lessee under the Approved Maintenance Agreement, or any failure by Lessee to make any payment required under the Lease (including, without limitation, any failure to pay the portion of Reserve Rate which constitutes Reduced Engine Maintenance Accrual) constitutes an Event of Default under the Lease giving rise to automatic termination of the Lease without the necessity of any service of notice thereof upon Lessee. Lessee further acknowledges that if the Approved Maintenance Agreement is amended in any respect without the written consent of the Beneficiary, the consent being given hereby by the Beneficiary to the Approved Maintenance Agreement shall be void and of no effect, and that such event shall constitute an Event of Default under the Lease giving rise to automatic termination of the Lease.

            3. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York and without regard to any conflict of law rules. This Amendment is being delivered in the State of New York.

            4. Except as specifically amended or supplemented by this Amendment, the Lease is hereby ratified, approved, confirmed and continued in all respects and all provisions of the Lease as heretofore amended shall remain in full force and effect. The parties hereto acknowledge and confirm that the Lease is intended to be a true lease and not a financing arrangement. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed and constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         SIGNED on behalf of

                         FIRST SECURITY BANK OF UTAH, N.A.,
                          not in its individual capacity
                          but solely as owner trustee


                         By: /s/ [ILLEGIBLE]
                            --------------------------------------
                            Title: Vice President

                         SIGNED on behalf of

                         MIDWAY AIRLINES CORPORATION


                         By:
                            --------------------------------------
                            Title:

MAINTENANCE AGREEMENT CONSENTED TO:

STOCKHOLM AIRCRAFT FINANCE III, B.V.


By:
   --------------------------------------
   Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         SIGNED on behalf of

                         FIRST SECURITY BANK OF UTAH, N.A.,
                          not in its individual capacity
                          but solely as owner trustee


                         By:
                            --------------------------------------
                            Title:

                         SIGNED on behalf of

                         MIDWAY AIRLINES CORPORATION


                         By: /s/ Jonathan S. Waller
                            --------------------------------------
                            Title: JONATHAN S. WALLER
                                   SENIOR VICE PRESIDENT
                                   GENERAL COUNSEL

MAINTENANCE AGREEMENT CONSENTED TO:

STOCKHOLM AIRCRAFT FINANCE III, B.V.


By:
   --------------------------------------
   Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         SIGNED on behalf of

                         FIRST SECURITY BANK OF UTAH, N.A.,
                          not in its individual capacity
                          but solely as owner trustee


                         By:
                            --------------------------------------
                            Title:

                         SIGNED on behalf of

                         MIDWAY AIRLINES CORPORATION


                         By:
                            --------------------------------------
                            Title:

MAINTENANCE AGREEMENT CONSENTED TO:

STOCKHOLM/AIRCRAFT FINANCE III, B.V.


By: /s/ [ILLEGIBLE]
   --------------------------------------
   Title:

                                    EXHIBIT A

                                    EXHIBIT A

                [Intentionally omitted for FAA filing purposes.]

                                    AGREEMENT

                                     BETWEEN

                    ROLLS-ROYCE AERO ENGINE SERVICES LIMITED

                                       AND

                           MIDWAY AIRLINES CORPORATION

                       RELATING TO REPAIR AND OVERHAUL OF

                             ROLLS-ROYCE TAY ENGINES

This AGREEMENT is made this 10th day of May 1996

BETWEEN

ROLLS-ROYCE AERO ENGINE                whose registered office is at Moor Lane,
SERVICES LIMITED                       Derby, DE24 8BJ, England on its own
                                       behalf and as agent on behalf of
                                       ROLLS-ROYCE plc (hereinafter called
                                       "RRAES") of the first part,

AND

MIDWAY AIRLINES CORPORATION            whose registered office is 300 West
                                       Morgan Street, Suite 1200 Durham, North
                                       Carolina, USA, 27701 (hereinafter called
                                       "MIDWAY") of the second part.

WHEREAS

A. MIDWAY has acquired certain ROLLS-ROYCE TAY engines for use by MIDWAY in Fokker 100 aircraft manufactured by Fokker BV.

B. ROLLS-ROYCE and MIDWAY have entered into a Warranty Agreement reference CE117 incorporated in Fleet Support Agreement reference ISE dated __________ which is hereinafter called the "WARRANTY".

C. MIDWAY desires that RRAES shall undertake certain WORK on TAY engines used in the operation of its aircraft.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

                                      INDEX
                                      -----

RECITALS
--------

Clause 1         Definitions

Clause 2         Exclusion Of Other Terms and Previous Understandings

Clause 3         Subject of Contracts

Clause 4         Delivery

Clause 5         Standard

Clause 5         Charges

Clause 7         Payment

Clause 8         Turn Round Time and Delay in Delivery

Clause 9         General Provisions

Clause 10        Warranty and Liability

Clause 11        Patents

Clause 12        Additional Levies

Clause 13        Assignment

Clause 14        Termination

Clause 15        Amendment

Clause 16        Conflict

Clause 17        Notices

Clause 18        Headings

Clause 19        Survival

Clause 20        Law

Appendix 'A'     Description and List of Engines

Appendix 'B'     Planned Operating Parameters

Appendix 'C'     Aircraft Lease Periods

Clause 1 DEFINITIONS

      In this AGREEMENT unless the context otherwise requires:

      1.1 "ENGINES" shall mean all the ROLLS-ROYCE engines listed and described in Appendix 'A' to this AGREEMENT.

      1.2 "PART" shall mean any part of an ENGINE acquired from ROLLS-ROYCE or from a source approved by ROLLS-ROYCE.

      1.3 "SUPPLIES" shall mean ENGINES, PARTS and any other items of associated equipment delivered to RRAES by MIDWAY.

      1.4 "RUNNING TIME" shall mean the number of hours flown by an ENGINE as logged under the standards and procedures employed by MIDWAY at the date of this AGREEMENT and acceptable to the Federal Aviation Authority.

      1.5 "TAKE-OFFS" shall mean the number of take-offs by an ENGINE as logged under the standards and procedures employed by MIDWAY at the date of this AGREEMENT and acceptable to the Federal Aviation Authority.

      1.6 "FLIGHT CYCLE" shall mean one operation of an ENGINE to achieve one aircraft take-off and subsequent landing.

      1.7 "ENGINE MANAGEMENT PROGRAMME" shall mean Midway's approved Engine Management Programme which may be amended from time to time by Midway in accordance with all applicable laws and regulations. This programme will define the Engineering responsibilities and practices.

      1.8 "SCHEDULED OVERHAUL" shall mean the WORK required in an Overhaul Base following the removal of an ENGINE, PART or assembly of PARTS to comply with the ENGINE MANAGEMENT PROGRAMME and such other WORK as may then be necessary to enable such ENGINE, PART or assembly of PARTS to be released for further operation in service.

      1.9 "UNSCHEDULED OVERHAUL" shall mean work other than SCHEDULED OVERHAUL which is required when an ENGINE, PART or assembly of PARTS has become unserviceable and which enables such ENGINE, PART or assembly of PARTS to be released for further operation in service.

      1.10 "OVERHAUL" shall mean SCHEDULED OVERHAUL or UNSCHEDULED OVERHAUL as the case may be.

      1.11 "REPAIR" shall mean work other than OVERHAUL which is required when an ENGINE, PART or assembly of PARTS has become unserviceable and which is necessary to render the ENGINE, PART or assembly of PARTS serviceable such that it can continue in service.

      1.12 "WORK" shall mean OVERHAUL, REPAIR or any other work in respect of which in each case RRAES accepts orders from MIDWAY pursuant to this Agreement.

      1.13 "OVERHAUL BASE" shall mean the Overhaul Base stipulated by RRAES from time to time during the period of this AGREEMENT.

      1.14 "AIRCRAFT LEASE PERIOD" shall mean the period of lease of each aircraft as detailed in Appendix 'C'.

Clause 2 EXCLUSION OF OTHER TERMS AND PREVIOUS UNDERSTANDINGS

      2.1 This AGREEMENT contains the only provisions governing REPAIR or OVERHAUL of SUPPLIES and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form of MIDWAY or any acknowledgment or acceptance by RRAES or of any other document which may be issued by either party relating to REPAIR or OVERHAUL of SUPPLIES.

      2.2 The parties have negotiated this AGREEMENT on the basis that its provisions represent their entire agreement relating to REPAIR or OVERHAUL by RRAES of SUPPLIES. This AGREEMENT shall supercede all representations, agreements, statements and understandings made prior to the execution of this AGREEMENT whether orally or in writing relating to REPAIR or OVERHAUL by RRAES of SUPPLIES. The parties further agree that neither of them has placed any reliance whatsoever on any such representations, agreements, statements or understandings other than those expressly incorporated in this AGREEMENT.

Clause 3 SUBJECT OF THE CONTRACT

      3.1 The parties hereto agree that RRAES will carry out REPAIR or OVERHAUL described in clauses 6.2.1 through 6.2.5 to all ENGINES and PARTS which develop a requirement for OVERHAUL or an OVERHAUL BASE REPAIR during the AIRCRAFT LEASE PERIOD and which are delivered to the OVERHAUL BASE no later than 30 (thirty) days after expiry of that period.

Clause 4 DELIVERY

      4.1 MIDWAY will deliver ENGINES and PARTS requiring REPAIR or OVERHAUL to the OVERHAUL BASE at its own expense.

      4.2 MIDWAY will not later than the time of delivery of ENGINES and PARTS pursuant to Sub-clause 4.1 above, also deliver to RRAES the completed ENGINE Log Book (or such other Log Book as may be applicable).

      4.3 MIDWAY will notify RRAES in writing at least 1 (one) week before the time for re-delivery of its instructions as to the marking and shipping of the SUPPLIES after notification from RRAES of scheduled redelivery.

      4.4 Following WORK, RRAES will re-deliver SUPPLIES to MIDWAY fas (Incoterms 1990) Great Britain port or any other destination in Great Britain as specified by MIDWAY.

      4.5 A sufficient number of packing cases, stands and transportation parts for use in transporting SUPPLIES to and from the OVERHAUL BASE shall be procured and maintained in usable condition by MIDWAY at MIDWAY'S expense.

Clause 5 STANDARD

      5.1 Unless otherwise mutually agreed, RRAES will carry out WORK on SUPPLIES in accordance with the ENGINE MANAGEMENT PROGRAMME in a professional and workmanlike manner.

      5.2 Unless otherwise agreed, RRAES will carry out REPAIRS or OVERHAULS to the modification standard generally recommended by ROLLS-ROYCE for ENGINES of the same type and model as the ENGINES.

      5.3 MIDWAY shall have the right to appoint a representative at the OVERHAUL BASE to consult with RRAES representatives with respect to technical matters arising in the course of the WORK to be performed by RRAES hereunder.

      5.4 In the event that ENGINES are delivered to RRAES by MIDWAY which do not contain each PART described in the Engine Receipt List attached hereto as Part 1, Section 1 in Sub-clause 1.1 (Appendix 'A') above, then RRAES will advise MIDWAY of those missing PARTS exceeding US Dollars 500 at the then current RRAES Catalogue value and unless otherwise instructed by MIDWAY, RRAES reserves the right to replace any missing PARTS and shall be entitled to charge MIDWAY for the same at the RRAES commercial prices and rates current at the date of presentation of RRAES' invoice.

      5.5 Any PARTS incorporated in the course of REPAIR or OVERHAUL pursuant to this AGREEMENT shall be deemed to have been sold to the owner of the SUPPLIES, and title to and risk of loss of and damage to such PARTS subject to the terms of Clause 10 below, shall pass to the owner of the SUPPLIES upon re-delivery of the SUPPLIES by RRAES to MIDWAY pursuant to Sub-clause 4.4 above.

      5.6 RRAES reserves the right at its sole discretion to fit new or repaired replacement PARTS in the course of REPAIR or OVERHAUL pursuant to this AGREEMENT at no additional cost to MIDWAY unless pursuant to Clause 5.4 above. Such new or replacement PARTS to be in as good operating condition, have substantially similar hours available until the next SCHEDULED OVERHAUL and have the same interchangeable modification standard. Title to and risk of loss or damage to any PARTS so replaced whether scrap or repairable shall pass to RRAES upon removal from the ENGINE or from the assembly of PARTS.

      5.7 The REPAIR or OVERHAUL of SUPPLIES shall be deemed to have been accepted by MIDWAY on its signature of the relevant Release Note/Approved Certificate of Inspection. Such acceptance shall not be deemed a waiver of any rights or remedies of MIDWAY including without limitation any claim for warranty under Clause 10 hereof

Clause 6 CHARGES

      6.1 In respect of RUNNING TIME and TAKE-OFFS of the ENGINES during the period of this AGREEMENT, MIDWAY shall pay to RRAES: (as adjusted in accordance with the provisions of sub-clause 6.6) multiplied by the RUNNING TIME of the ENGINES.

            6.1.1 an amount equal to [***] United States Dollars for the period
                  01 September 1995 to 31 August 1997 (24 payments)

            6.1.2 an amount equal to [***] United States Dollars for the period
                  01 September 1997 to 31 May 1999 (21 payments)

      6.2 The Basic Charges under clause 6.1 above are in consideration of RRAES undertaking to carry out:

            6.2.1 SCHEDULED OVERHAULS, and

            6.2.2 REPAIRS and UNSCHEDULED OVERHAULS arising from failures of
                  ENGINES and PARTS caused by the breakdown or deterioration of the ENGINES or PARTS due to defects in design, material or workmanship in the manufacture, REPAIR or OVERHAUL of the ENGINE or PART, and:

            6.2.3 REPAIRS and UNSCHEDULED OVERHAULS arising from failures of
                  ENGINES and PARTS caused by the breakdown or deterioration of the ENGINES or PARTS due to foreign object damage.

            6.2.4 REPAIRS arising from the introduction of mandatory
                  modifications required by RRAES and/or airworthiness directives issued by any governmental authority.

            6.2.5 REPAIRS and OVERHAULS arising from ENGINE removals generally recommended by ROLLS-ROYCE with respect to the same type and model of ENGINE as the ENGINES.

      6.3 MIDWAY shall pay RRAES at the RRAES normal commercial rates current at the date of presentation of RRAES invoice for REPAIRS and UNSCHEDULED OVERHAULS arising from failures of ENGINES and PARTS due to causes outside the reasonable control of RRAES including but not limited to failures of ENGINES and PARTS, which:

            6.3.1 have been caused by MIDWAY's failure to operate an ENGINE in accordance with the procedures laid down in Appendix 'D' to the WARRANTY, or

            6.3.2 have been caused by misuse, negligence, improper operation or failures due to negligent foreign object damage.

            6.3.3 have been caused by MIDWAY failure to properly store, install, maintain, utilise or pack for transport such ENGINE and/or
                  PART in accordance with the then current RRAES written recommendations, or

            6.3.4 have been caused by the primary breakdown or deterioration of any constituent or component which was not acquired by MIDWAY from RRAES or through channels specifically approved in writing by ROLLS-ROYCE, unless such constituent or component PART was installed by RRAES.

      6.4 With the exception of the obligation provided for in Clause 10.5, RRAES shall not be liable for any expenses, costs or liabilities sustained in connection with the removal of an ENGINE or PART from, or the replacement in an aircraft or the removal of a PART from, or the replacement in an ENGINE other than those sustained by RRAES in carrying out REPAIRS and OVERHAULS pursuant to this AGREEMENT at the OVERHAUL BASE.

      6.5 In respect of PARTS supplied pursuant to sub-clause 5.4 above, MIDWAY shall pay RRAES at the RRAES commercial prices and rates current at the installation of such PARTS.

      6.6 The Basic Charges shown in sub-clause 6.1 are based on 1995 values and will be subject to annual variation prospectively on 01 September 1996 and each 01 September thereafter in accordance with the formula:

            C = Co(0.35L/Lo + 0.65P/Po)


            Where C  =  The charge per hour of RUNNING TIME or the charge per
                        TAKE-OFF as the case may be.

                 Co  =  Basic charge per hour of RUNNING TIME or the basic
                        charge per TAKE-OFF as the case may be.

                 Lo  =  All employees: By Industry for Mechanical Engineering
                        (Table 5.3) "Index Number of Average Earnings" published by the British Government for the month of February 1995.

                  L  =  The corresponding Index Number published for the month of February preceding the year for which the adjustment is to be made.

                  P  =  The Index of Rolls-Royce Tay Parts Prices current on 01
                        September for the year for which the adjustment is to be made relative to the Base Prices as at 01 September 1995.

                 Po  =  The index relative to the Base Level of Rolls-Royce Tay
                        Parts as of 01 September 1995, ie 100.

            If the indices herein specified be discontinued or should the basis of their calculations be modified proper and substantially equivalent indices shall be substituted by mutual agreement of the parties.

      6.7 It is understood that the charges specified in sub-clause 6.1 above have been calculated with regard to the overall operation of the ENGINES by MIDWAY as detailed in Appendix 'B'.

            In the event that MIDWAY should take any action or any event should occur which is reasonably likely to materially change the overall operation of the ENGINES such that the basis upon which such charges were calculated no longer remains the same, including without limitation the sale or other disposition of any of the ENGINES or the use of the ENGINES on routes other than as described in Appendix 'B', then RRAES may at its discretion reasonably revise the charges specified in sub-clause 6.1 in accordance with its customary standards.

Clause 7 PAYMENT

      7.1 Within ten days of the end of each month of operation of the ENGINES, MIDWAY will supply to RRAES a certified statement of actual RUNNING TIME and TAKE-OFFS by ENGINE serial number for the previous month.

      7.2   Payment of charges pursuant to clause 6.1:

            7.2.1 shall be made in US Dollars within 14 days of the end of the month to which the charges apply and for any amount due pursuant to clause 6.3 or 6.5 within 14 days of redelivery of the ENGINE or PART concerned.

            7.2.2 which became due prior to signature of this AGREEMENT shall be made on 17 May 1996, subject to the deduction of an amount equal to the engine maintenance reserve paid by Midway to the aircraft lessors at that date.

      7.3 Subject to Clause 12 below, MIDWAY undertakes that RRAES shall receive in the United Kingdom, the full amount of payments falling due under this AGREEMENT without any withholding or deduction whatsoever.

      7.4 All payments under clause 7.3 above shall be made by telegraphic transfer to the following address:

            National Westminster Bank plc
            Overseas Branch
            LONDON

            for telephone credit to:

            Rolls-Royce CD Account Number
            140-2-00772224
            at 15 Bishopsgate Office

Clause 8 TURN ROUND TIME AND DELAY IN DELIVERY

      8.1 Subject to sub-clause 82 below and provided MIDWAY delivers ENGINES and if the WORK is to be performed on a PART, then such PART to the OVERHAUL BASE for WORK at a reasonably consistent rate, RRAES will carry out WORK in accordance with the following turn round times which will commence when the ENGINE or PART reaches the OVERHAUL BASE and which will end when such ENGINE or PART is available fully prepared for despatch ex-works at the OVERHAUL BASE.

            8.1.1 ENGINES returned for REPAIR or OVERHAUL not requiring defect investigation - 8 (eight) weeks.

            8.1.2 ENGINES returned for REPAIR or OVERHAUL due to unusual failures requiring defect investigation or life development purposes - 10 (ten) weeks.

            8.1.3 ENGINES returned for REPAIR not requiring disassembly of any
                  MODULE - 4 (four) weeks.

            8.1.4 PARTS returned for REPAIR or OVERHAUL - to be quoted by RRAES on request.

      8.2 In the event that the actual turn round time in respect of any ENGINE exceeds the turn round time agreed pursuant to Sub-clause 8.1 above (as such period may be extended pursuant to Sub-clause 8.3 below) and MIDWAY is unable to operate an aircraft due to such delay, RRAES will either provide a lease engine subject to availability and waive any daily rental charges or be responsible for charges incurred by MIDWAY for the daily rental of a lease engine until such times as such delayed ENGINE is returned to MIDWAY. Such responsibility for charges incurred by MIDWAY will not exceed those generally charged by Rolls-Royce Leasing Limited, provided that MIDWAY proves that it has suffered such damage and provided that MIDWAY makes claims hereunder within three (3) months after redelivery.

      8.3 If RRAES is hindered or prevented from carrying out WORK or re-delivering any of the SUPPLIES within the time for re-delivery specified in Sub-clause 8.1 above by reason of:

            8.3.1 any cause beyond the reasonable control of RRAES, or

            8.3.2 fires or industrial disputes or introduction of mandatory modifications,

            the time for re-delivery shall be extended by a period equal to the period during which the WORK or re-delivery shall have been so hindered or prevented and provided RRAES uses its best efforts to promptly complete the WORK, RRAES shall be under no liability whatsoever in respect of such delay.

Clause 9 GENERAL PROVISIONS

      9.1 MIDWAY shall keep records of ENGINE operation, maintenance, RUNNING TIME and TAKE-OFFS and shall permit RRAES to inspect such records. MIDWAY shall submit to RRAES each month a certified statement of RUNNING TIME and TAKE-OFFS listed by ENGINE serial number in respect of the previous month.

      9.2 If any SUPPLIES delivered to RRAES are lost, destroyed or damaged during the time between such delivery and return by RRAES to MIDWAY then RRAES will either:

            9.2.1 repair such damage free of charge, or

            9.2.2 pay to MIDWAY the value of such SUPPLIES which has been agreed between RRAES and MIDWAY provided that in the absence of agreement the liability of RRAES shall not exceed the originals RRAES sale price of the SUPPLIES.

Clause 9 GENERAL PROVISIONS
            provided always that RRAES will at MIDWAY'S request use its best endeavours to provide an adequate replacement for any such SUPPLIES lost or destroyed. In the event that a replacement ENGINE is provided, such ENGINE shall be substituted for the ENGINE lost or destroyed and Appendix 'A' hereto shall be amended accordingly.

      9.3 MIDWAY shall operate the ENGINES in accordance with the Flexible Take-off Thrust Procedures as recommended by Fokker BV.

Clause 10 WARRANTY AND LIABILITY

      10.1 Subject to sub-clause 10.2 below in respect of all PARTS incorporated in the course of OVERHAUL or REPAIR pursuant to this or any other AGREEMENT or incorporate as spares in service, the WARRANTY shall apply subject to all the provisions contained therein.

      10.2 MIDWAY shall not be entitled to receive any benefits whatsoever whether by way of repair, replacement, parts cost allowance, labour charges or otherwise under the WARRANTY in relation to SCHEDULED OVERHAULS and any failures of ENGINES or PARTS which are covered by the charges under sub-clause 6.1 above and are specified in sub-clause 6.2 above, but save as expressly provided above the WARRANTY shall remain in full force and effect.

      10.3 MIDWAY accepts that the express benefits provided to MIDWAY by virtue of the charges under sub-clause 6.1 above, together with the express remedies provided to MIDWAY in respect of the SUPPLIES in accordance with this AGREEMENT and WARRANTY represent the entire responsibility and liability of RRAES to MIDWAY in respect of all terms, conditions and warranties express or implied whether statutory or otherwise and any other obligations and liabilities whatsoever of RRAES relating to the OVERHAUL and REPAIR of SUPPLIES or any other goods and services to be supplied pursuant to this AGREEMENT.

      10.4 The following Notional Warranty benefits will be applied for the purposes of sub-clause 6.1 hereof:

            10.4.1 In respect of all PARTS incorporated in the course of WORK pursuant to this AGREEMENT, the WARRANTY shall apply subject to all the provisions contained therein.

            10.4.2 Subject to the 'Governing Conditions' section of the
                   WARRANTY, if it is shown to the reasonable satisfaction of RRAES that before the expiration of twelve months from the date of redelivery or within six months or 1,500 hours flown from the date of installation of an ENGINE or PART into an aircraft, whichever is the sooner, a defect, deficiency, failure, malfunction or failure to function shall have become apparent in an ENGINE or PART due in all or in part to the use by RRAES of faulty workmanship during the last REPAIR or OVERHAUL then RRAES shall REPAIR such ENGINE OR part and grant MIDWAY a 100% credit against the REPAIR costs.

      10.5 In the event of the valid WARRANTY claim, RRAES will be responsible for reasonable charges incurred by MIDWAY for removal, installation and transportation from and to MIDWAY'S base in Raleigh, North Carolina, USA for ENGINES removed pursuant to clause 10.4 above.

Clause 11 PATENTS

      11.1 Subject to the conditions set out in the Clause 11, RRAES shall indemnify MIDWAY against any claim that the use by MIDWAY of any PARTS supplied hereunder infringes any patent, design or model duly granted or registered provided, however, that RRAES shall not be liable to MIDWAY for any consequential damages or any loss of use of such PARTS or of the ENGINE or aircraft in which such PARTS may be incorporated arising as a result directly or indirectly of any such claim.

      11.2 MIDWAY will give immediate notice in writing to RRAES of any such claim whereupon RRAES shall have the right at its own expenses to assume the defence of or to dispose of or to settle such claim in its sole discretion and MIDWAY will give RRAES all reasonable assistance and will not by any act or omission do anything which directly or indirectly prejudice RRAES in this connection.

      11.3 RRAES shall have the right to substitute for any allegedly infringing PARTS substantially equivalent non-infringing PARTS.

      11.4 The indemnity contained in Sub-clause 11.1 above shall not apply to and RRAES shall have no liability in respect of claims for infringement in respect of:

            11.4.1 PARTS manufactured to the specific design instructions of
                   MIDWAY, or

            11.4.2 PARTS not of RRAES design but RRAES shall, in the event of any claim for infringement, pass on to MIDWAY so far as it has the right to do so the benefits of any indemnity given to RRAES by the designer, manufacturer or supplier of such PARTS, or

            11.4.3 the manner or method in which any of the PARTS is installed in the aircraft, or

            11.4.4 any combination of any of the PARTS with any item or items other than PARTS.

Clause 12 ADDITIONAL LEVIES

      12.1 Subject to Sub-clause 12.2 below, RRAES shall pay all imposts, duties, fees, taxes and other like charges levied by the United Kingdom Government or any agency thereof in connection with the OVERHAUL or REPAIR of ENGINES and PARTS prior to their re-delivery.

      12.2 MIDWAY shall pay all other imposts, duties, fees, taxes and other like charges levied by the United States of America or any subdivision thereof.

Clause 13 ASSIGNMENT

      Neither party may assign any of its rights or obligations hereunder without the written consent of the other party except that:

      13.1  RRAES may assign its rights to receive money hereunder and

      13.2 RRAES reserves the right, in its discretion, to sub-contract any part of the WORK required to be performed by it hereunder.

Clause 14 TERMINATION

      If MIDWAY makes any agreement with creditors compounding debts, enters into liquidation whether compulsory or voluntary (otherwise than for the purpose of amalgamation or re-construction) becomes insolvent, suffers a receiver of the whole or part of its assets to be appointed, or commits a breach of any of its obligations under this AGREEMENT (provided that, except in the case of breach in respect of payment obligations, MIDWAY shall be allowed 30 (thirty) days in which to remedy such breach) RRAES shall have the right, without prejudice to its other rights or remedies:

      14.1 to stop any REPAIR or OVERHAUL already commenced and to refuse to commence any further REPAIR or OVERHAUL, and

      14.2 to revise the charges under Sub-clause 6.1 to take account of any cessation or change in the overall operation of the ENGINES resulting from any of the event covered by this Clause 14, and

      14.3 to declare and require that notwithstanding Clause 7 above, all amounts due on the date of termination referred to in Sub-clause 6.1 shall become immediately due and payable.

Clause 15 AMENDMENT

      This AGREEMENT shall not be amended in any way other than by agreement in writing executed by the parties hereto after the date of this AGREEMENT, which is expressly stated to amend this AGREEMENT.

Clause 16 CONFLICT

      In the event of any conflict or discrepancy between the Appendices forming part of this AGREEMENT and any other part of this AGREEMENT, than the latter shall prevail.

Clause 17 NOTICES

      Any notice to be served pursuant to this AGREEMENT is to be sent by registered post or by telex:

      In the case of RRAES to:

      Rolls-Royce Aero Engine Services Limited
      Repair and Overhaul Manager - Spey and Tay
      EAST KILBRIDE
      Glasgow G74 4PY
      Scotland

      or such other place of business as may be notified in writing by RRAES to MIDWAY from time to time.

      In this case of MIDWAY to:

      Midway Airlines Corporation
      300 West Morgan Street
      Suite 1100
      DURHAM
      North Carolina USA 27701

      for the attention of Vice President Maintenance

      or such other place of business as may be notified in writing by MIDWAY to RRAES from time to time.

Clause 18 HEADINGS

      The clause 'Headings' and the Index do not form part of this AGREEMENT and shall not affect the interpretation of this AGREEMENT.

Clause 19 SURVIVAL

      The provisions of Clauses 10, 15, 20 and 21 hereof shall survive and continue to have effect after termination for any reason whatsoever of this AGREEMENT or after this AGREEMENT becomes impossible of performance or is otherwise frustrated.

Clause 20 LAW

      This AGREEMENT shall be subject to any interpreted and construed in accordance with the Laws of England.

IN WITNESS WHEREOF the parties hereto have caused this AGREEMENT to be entered into on the day and year first before written.

For ROLLS-ROYCE AERO ENGINE             /s/ [ILLEGIBLE] Marketing Manager
SERVICES LIMITED                        ----------------------------------------

In the presence of                      /s/ [ILLEGIBLE] Vice President Marketing
                                        ----------------------------------------
                                                                    10 May 1996


For MIDWAY AIRLINES CORPORATION         /s/ Jonathan S. Waller
                                        ----------------------------------------
                                        JONATHAN S. WALLER
                                        SENIOR VICE PRESIDENT
                                        GENERAL COUNSEL


In the presence of                      /s/ Thomas Duffy, Jr.
                                        ----------------------------------------
                                        THOMAS DUFFY, JR.

                                  APPENDIX 'A'

                       DESCRIPTION AND LIST OF THE ENGINES

APPENDIX 'A'

1.    LIST OF ENGINES

      The following RRAES Tay Mk 650-15 ENGINES serially numbered:

      17288
      17289
      17290
      17291
      17650
      17651
      17667
      17668

A.    DESCRIPTION OF ENGINES

      Rolls-Royce Tay Mk 650-15 ENGINES

      Description: Turbofan Engine incorporating a single fan and a three stage intermediate compressor driven by a three stage turbine, a twelve stage high pressure compressor driven by a two stage turbine, and a turbo annular split combustion chamber containing ten straight flow flame tubes and an internal mixer unit.

      MODULES

      Each Engine comprises the following modules:

      01 LP compressor
      02 IP compressor
      03 HP compressor
      04 Combustion assembly and HP turbine
      05 LP turbine
      06 High speed gearbox
      07 Intermediate casing

      Together with these items the definitive basic specification includes the following:

                               ENGINE RECEIPT LIST
                                   TAY ENGINE
                                PART 1 SECTION 1

          Item
Fig       Number  Description                                  Qty    ATA Ref
---       ------  -----------                                  ---    -------
 1           1    AFCR assembly                                 1     75-32-02
 1           2    TCPL phial assembly                           1     75-32-40
 1           3    Micro switch and actuator                     1     36-11-01
 1           4    12th stage BV micro switch housing assy       1     75-32-33
 1           5    12th stage air off-take cover                 1     72-71-01
 1           6    7th stage air off-take cover                  1     72-71-01
 1           7    Fuel temp transmitter                         1     77-42-02
 1           8    Oil cooler case assembly                      1     79-22-01
 1           9    Oil temperature transmitter                   1     77-47-02
 1          10    HP filter housing assembly                    1     79-21-01
 1          11    LP FWS assembly                               1     73-34-01
 1          12    Fuel filter assembly                          1     73-11-03
 1          13    LP tacho generator                            1     77-43-01
 2          14    Throttle relay lever transmitter              1     76-11-02
 2          15    Fuel flow regulator                           1     73-21-01
 2          16    LP governor assembly                          1     73-21-02
 2          17    HP fuel shut-off valve assembly               1     73-11-07
 2          18    AFC rpm signal transmitter assembly           1     75-32-20
 2          19    Fuel diff pressure switch                     1     77-42-03
 2          20    HP fuel pump                                  1     73-11-05
 2          21    Oil tank assembly                             1     79-10-01
 2          22    Oil tank level indicator                      1     79-10-01
 2          23    LP warning switch                             1     79-32-01
 2          24    Oil pressure trans assembly                   1     77-47-01
 2          25    Ejector pump unit                             1     73-11-01
 2          26    Fuel drain tank collector assembly            1     71-71-01
 2          27    IDG surface oil cooler                        1     24-13-01
 2          28    Thermocouple terminal                         1     77-45-03
 2          29    Cooling air outlet switch assembly            1     75-21-02
 2          30    Oil diff pressure switch                      1     77-47-02
 2          31    Oil diff pressure switch housing              1     77-47-02
 2          32    Oil pump assembly                             1     72-61-30
 2          33    HP tacho generator                            1     77-43-01
 2          34    LP fuel pump assembly                         1     73-11-04
 2          35    Fuel inlet tube to LP fuel pump clamp assy    1     73-21-06
 2          36    Fuel solenoid valve assembly                  1     73-21-06
 2          39    Engine rating, ID plug                        1     72-71-03
 2          40    Electrical harness                            1     71-50-01

                                  APPENDIX 'B'

                          PLANNED OPERATING PARAMETERS

PLANNED OPERATING PARAMETERS

Fleet Utilisation:                        A minimum of 92,000 FLIGHT HOURS in
                                          the aggregate for all ENGINES during
                                          the effective period of the AGREEMENT.

Stage Length:                             Average (take-off to touch down) of
                                          not less than 1.30 hours.

Environment:                              East Coast and Mid-West North
                                          America for 90% of FLIGHT HOURS of the
                                          ENGINES.

                                  APPENDIX 'C'

                             AIRCRAFT LEASE PERIODS

AIRCRAFT LEASE PERIODS

Aircraft Designation                      Period of Lease
--------------------                      ---------------

MSN 13329                                 24 August 1995 to 22 March 1999

MSN 11323                                 03 October 1995 to 30 November 1998

MSN 11321                                 13 November 1995 to 31 October 1998

MSN 11330                                 20 December 1995 to 03 May 1999

                                    EXHIBIT A

                [Intentionally omitted for FAA filing purposes.]

                                 AMENDMENT NO. 3

                          dated as of January 31, 1997

                                       to

                       AIRCRAFT OPERATING LEASE AGREEMENT
                                     NO. 524

                          dated as of August 1, 1995

                                     between

                  FIRST SECURITY BANK, N.A., formerly known as
                       FIRST SECURITY BANK OF UTAH, N.A.,
                         not in its individual capacity
                         but solely as owner trustee, as

                                     Lessor

                                       and

                         MIDWAY AIRLINES CORPORATION, as

                                     Lessee

Aircraft: Fokker 100
Serial No./RN: 11323/N131ML

            THIS AMENDMENT NO 3 dated as of January 31, 1997 (this "Amendment"), is between FIRST SECURITY BANK, N.A., formerly known as First Security Bank of Utah, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly set forth in the Lease) but solely as Owner Trustee under the Trust Agreement ("Lessor"), and MIDWAY AIRLINES CORPORATION, a company incorporated under the laws of the State of Delaware, having its principal place of business at 300 West Morgan Street, Durham, North Carolina 27701 ("Lessee").

            WHEREAS, Lessor and Lessee are parties to that certain Aircraft Operating Lease Agreement No. 524, dated as of August 1, 1995 (as amended from time to time, the "Lease"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease);

            WHEREAS, Lessor and Lessee entered into Amendment No. 1 to the Lease, dated as of February 26, 1996 ("Amendment No. 1") and entered into Amendment No. 2 to the Lease, dated May, 1996 ("Amendment No. 2");

            WHEREAS, debis AirFinance B.V. ("debis AF") is the beneficial owner of the Aircraft;

            WHEREAS, debis AF, Lessee, and Lessor entered into a Deferral Agreement dated as of October 25, 1996 ("Deferral Agreement"), which provided for the deferral of certain payments due under the Lease, and amended the Lease in certain other respects;

            WHEREAS, debis AF and Lessee entered into an Amendment to Deferral Agreements dated as of December 30, 1996, which modified the Deferral Agreement in certain respects (the "Amendment to Deferral Agreements");

            WHEREAS, Lessee has entered into an Agreement and Plan of Merger dated as of January 17, 1997 (as amended, the "Merger Agreement") with GoodAero, Inc., a Delaware corporation ("GoodAero") and Zell/Chilmark Fund, L.P., a Delaware limited partnership, whereby it is proposed that GoodAero will be merged into Lessee to effect a recapitalization of Lessee (the "Merger"), subject to certain conditions precedent having been satisfied; and

            WHEREAS, Lessor and Lessee desire to amend the lease to become effective upon the consummation of the Merger and to enter into further agreements as hereinafter set forth.

            NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Amendment of Lease. The Lease is hereby amended as follows:

                  (a) Section 1 of the Lease is amended by eliminating the period at the end of Subsection 1.25 thereof, and by inserting in lieu thereof the following clause:

                  "or such earlier date as may be specified by Lessor pursuant to notice given in accordance with, and subject to the terms of Section 16.10 hereof."

                  (b) Section 1.48 of the Lease is amended by deleting the period at the end of the first sentence and by inserting the following in lieu thereof: "or any successor or assign thereof."

                  (c) Section 6.4 of the Lease is amended as follows: (a) by deleting subsection (i) thereof in its entirety and by inserting in lieu thereof the following: "(i) any financial reports or projections supplied to the majority shareholder of Lessee"; and (b) by deleting the words "upon Lessor requesting the same" from subsection (ii) thereof.

                  (d) Section 11.1(a) of the Lease is amended by deleting the period at the end thereof and by inserting the following clause:

            provided, however, that the deductible may be $500,000 (Dollars Five Hundred Thousand) for each accident, but only if Lessee procures and maintains in favor of debis AirFinance B.V. for the benefit of the Beneficiary and/or the Lessor under each of the Leases identified on Schedule 16.10 hereof (as those terms are defined therein) an irrevocable letter of credit (the "Letter of Credit") in the face amount of $800,000 (Dollars Eight Hundred Thousand) issued by Wachovia Bank or another banking institution reasonably acceptable to debis AirFinance B.V. and in a form reasonably acceptable to debis AirFinance B.V. containing the terms set forth in Schedule 11.1(a).1 of this Lease; provided, however, that Lessee may reduce the amount of the Letter of Credit to $400,000 in any year where Lessee's audited financial statements for the prior year show that Lessee had net income (as determined in accordance with generally accepted accounting principles ("Net Income")) greater than the amount for such prior year identified as "Net Income (1)" on Schedule 11.1(a).2, but less than the amount for such prior year identified as "Net Income (2)" on Schedule 11.1(a).2; and Lessee shall not be required to maintain the Letter of Credit in any year where Lessee's audited financial statements for the prior year show that Lessee had Net Income for such prior year greater than the amount for such prior year identified as "Net Income (2)" on
            Schedule 11.1(a).2; and provided, further, that notwithstanding any reduction or cancellation of the Letter of Credit in accordance with the terms hereof, Lessee shall be required to restore the Letter of Credit in any year where Lessee's audited financial statements for the immediately preceding year show that Lessee's Net Income was less than the threshold set by Schedule 11.1(a).2 for such prior year for reduction of the Letter of Credit or in any year in which audited financials for Lessee for the immediately preceding year have not been certified on or before April 15 of that year. For purposes of determining the amount required for the Letter of Credit in any year, reductions, if any, shall not be permitted until 30 days after receipt by debis AirFinance B.V. of the audited financial statements of Lessee for the prior year and, in the event that the Letter of Credit is to be reinstated or increased in any year as aforedescribed, such Letter of Credit shall be required on or before April 15 of such year. Any failure by Lessee to comply with the provisions of this Section 11.1(a) shall be an Event of Default under Section 15.1(b) of the Lease.

                  (e) Intentionally Omitted.

                  (f) Section 14.1(p) is amended by deleting the same in its entirety and by inserting in lieu thereof the following:

                  "not become the surviving corporation of a merger with any other entity, or itself consolidate with, or merge into, any other corporation, or convey, transfer or lease substantially all of its assets as entirety to any person, without the prior written consent of Lessor (such consent not to be unreasonably withheld) and the execution and delivery to Lessor of such agreements, certificates and legal opinions as Lessor may reasonably request with respect thereto."

                  (g) Intentionally Omitted.

                  (h) Intentionally Omitted.

                  (i) Section 15.1(e) of the Lease is deleted in its entirety and the following is inserted in lieu thereof:

                  "if (i) if Lessee or any of its subsidiaries is in default under any lease, hire-purchase, conditional sale or credit sale agreement for equipment having a casualty value in excess of [***] and such default is not cured or waived within the applicable grace period or five (5) Business Days (whichever is greater); (ii) (regardless of the amount of money involved), any event occurs which with or without notice or lapse of time or both would constitute a default under any agreement between Lessee and, or promissory note executed by Lessee in favor of, [***]; (b)Zell/Chilmark Fund, L.P.;
                  [***]; (d) [***]; (e) any affiliate of any of the foregoing; unless such default or event of default is cured or waived within the applicable grace period or five (5) Business Days (whichever is greater); or (iii) any indebtedness owed by Lessee or any of its subsidiaries in an amount in excess of [***] is not paid when due or becomes due or capable of being declared due prior to the date when it would otherwise become due provided, however, the failure of Lessee to pay amounts

                  [***] (and any accrued interest thereon) [***] shall not be deemed a Default or an Event of Default hereunder.*

                  (j) Section 15.1(n) is modified by inserting the following clause after the word "affiliate": ", successor or assign"

                  (k) Sections 15.1(o), (p) and (q) are deleted in their entirety and the following new Sections 15.1(o) and (p) are inserted in lieu thereof:

                  "(o) if, an Event of Default shall occur under and as defined in that certain Promissory Note dated as of January 31, 1997 from the Lessee to debis AirFinance B.V. or under, and as defined in that certain Promissory Note dated as of January 31, 1997 from the Lessee to DASA Aircraft Finance XVI, B.V. (each, a "Note" and collectively, the "Notes");

                  (p) if, prior to satisfaction of Lessee's obligations pursuant to the Notes, Lessee shall make (i) any payment of principal or interest on any debt owed by Lessee to Zell/Chilmark Fund, L.P. or to any holder of equity in Lessee representing the right to vote twenty percent (20%) or more of the stock in Lessee on any matter presented for vote to the shareholders of Lessee (an "Insider") or any affiliate of an Insider; or
                  (ii) any redemption of, or any dividend or distribution with respect to, any shares of Lessee owned by an Insider or any affiliate thereof."

                  (l) Section 15.2 is amended by deleting clause (i) of paragraph (b) thereof in its entirety and inserting the following new clause (i) in lieu thereof:

                  "(i) serving notice of such termination on Lessee specifying the occurrence giving rise to such Event of Default or Events of Default, provided that such notice shall be deemed to have been served without the necessity of actual service and this Lease shill terminate automatically without the necessity of any service of notice thereof upon Lessee upon the occurrence of any Event if Default described in paragraphs (a), (f), (g),
                  (h), (n) or (o) of Section 15.1 of this Lease; provided, however, that actual service of notice of such termination on Lessee shall be required where an Event of Default described in paragraph (n) of Section 15.1 of the Lease has occurred solely by reason of occurrence of an event of default under an Other Aircraft Agreement or under a Fokker Aircraft Agreement, which event of default does not, under the terms of such Other Aircraft Agreement or

                  Fokker Aircraft Agreement, result in automatic termination of such Other Aircraft Agreement or such Fokker Aircraft Agreement."

                  (m) Article 16 of the Lease is amended by adding a new Section
16.10 as follows:

                  "(a) Notwithstanding anything to the contrary contained in this Lease, Lessor may terminate this Lease by giving not less than six (6) months' prior written notice of the termination date to Lessee provided that in no event may Lessor choose a termination date earlier than September 15, 1998 ("Lessor's Termination Option") and the termination date specified in such notice shall become the Expiry Date; provided, however, that (subject to the following sentence) Lessor shall not be entitled to exercise Lessor's Termination Option with respect to this Lease where the same would result in the termination of four (4) or more of the aircraft operating lease agreements identified in Schedule 16.10 to the Lease in any twelve (12) month period, taking into account the scheduled or actual Expiry Date of each such aircraft operating lease agreement. Nothing herein shall be construed to limit the Lessor's rights upon the occurrence of any Default or Event of Default or upon the termination of this Lease as a result thereof or upon the expiration of any Lease in the absence of the exercise of Lessor's Termination Option.

                  (b) Lessee shall in no event be liable for any costs, expenses, liabilities, losses, damages or amounts incurred by Lessor which arise solely from the Lessor exercising Lessor's Termination Option hereunder such as the loss of any tax benefit, or fees or penalties arising from the breakage of any contract or agreement. Except as expressly provided in subsection (c) below, Lessor shall in no event be liable for any costs, expenses, liabilities, losses, damages or amounts incurred by Lessee as a result of Lessor exercising Lessor's Termination Option in accordance with this Section 16.10.

                  (c) Notwithstanding the terms of clause (b) above, if Lessor exercises Lessor's Termination Option hereunder in accordance with this Section 16.10, then Lessee shall be responsible for performing all of its obligations under and in accordance with the terms of this Article 16, subject to the following:

                        (i) the Lessor shall pay or cause to be paid to Lessee for Lessee's application against the "C Check" completed pursuant to Appendix E, Item 1(e), an amount equal to the lesser of (x) $100,000 or (y) an amount equal to the product of the full cost of the "C Check" completed by Lessee pursuant to Appendix E, Item 1(e) on the Aircraft multiplied by a fraction, the numerator of which is the number of hours (including fractions of an hour) remaining on the Aircraft until Lessee's next scheduled "C Check" for the Aircraft (assuming Lessor had not exercised Lessor's Termination Option hereunder) and the denominator of which is 3000; and

                        (ii) for purposes of Section 7,4.1(b) and (c), any shop visit required to meet the conditions of Appendix E shall be deemed a "scheduled" shop visit."

                        (n) Section 18.6 of the Lease is amended by deleting the firm of "Haight, Gardner, Poor & Havens, Attn: Bonny L.Y. Kwoh, 195 Broadway, New York, NY 10007" as agent for Lessor and by inserting in lieu thereof the new agent for Lessor as follows: "Hertzog, Calamari & Gleason, Attn: Carla Craig, 100 Park Avenue, New York, New York 10017".

                        (o) Appendix B to the Lease is hereby amended as follows:

                        (i) The amount set forth as the "AGREED VALUE" is deleted in its entirety and the amount of [***] is substituted therefor.

                        (ii) The Amount set forth as "RENT" is deleted in its entirety and the amount or [***] is substituted therefor.

                        (p) Appendix D to the Lease is hereby amended by deleting Sections 2.2 through 2.7 in their entirety and by deleting Section 1 in its entirety and inserting the following in lieu thereof:

                        "1. Deposit. Lessee has paid to Lessor the amount set
                  forth on Schedule B.1 as a Deposit for the Aircraft prior to January 31, 1997. Lessor has applied such Deposit (plus all accrued interest thereon) to the Default Payments (as defined in Section 6 of Amendment No. 1 to this Lease) and/or to Default Payments (as defined in Section 6 of Amendment No. 1 to the Other Aircraft Agreements)."

                  (q) Schedule 16.10 attached to this Amendment is hereby attached to the Lease as Schedule 16.10 thereto and is incorporated therein.

            2. Waiver of Default. Lessor agrees that any Default or Event of Default under Sections 15.1(a), 15.1(e), 15.1(g) or 15.1(o) of the Lease (prior to the amendment of any such Sections hereunder) which occurred prior to the date of this Amendment is hereby deemed to have been cured by Lessee and Lessor waives any rights or remedies it may have had with respect to the occurrence of any such Default or Event of Default.

            3. Representations, Warranties and Covenants

            The following shall be, as applicable, representations, warranties or covenants of Lessee pursuant to Articles 13 and 14 of the Lease:

            (a) Representations

                  (i) This Amendment and the Notes have been duly entered into and delivered by Lessee, and each constitutes a valid, legal and binding obligation of Lessee enforceable against Lessee in accordance with its terms.

                  (ii) As of the date of this Amendment, Lessee has entered, or will contemporaneously herewith enter, into an agreement with [***] having terms which are substantially in accordance with the terms set forth under the heading [***] in Exhibit 6.02(k) to the Agreement and Plan of Merger dated as of January 17, 1997 by and among GoodAero, Inc., James H. Goodnight, John P. Sall, Midway Airlines Corporation and Zell/Chilmark Fund, L.P., as amended, except to the extent otherwise specifically set forth in the letter dated as of February 10, 1997, from Lessee to Lessor.

            (b) Covenants

                  Lessee covenants that it will not make any prepayment in respect of the Promissory Note dated February 7, 1997 in the amount of [***] to provide for terms more favorable to the payee thereof (including, without limitation, any increase in the interest rate or acceleration of payment).

            4. Deferral Agreement. Lessor and Lessee agree that the Deferral Agreement and the Amendment to Deferral Agreements are hereby declared null and void and shall have no further force or effect with respect to the Lease.

            5. Merger. Lessor hereby consents to the Merger.

            6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York and without regard to any conflict of law rules. This Amendment is being delivered in the State of New York.

            7. Miscellaneous. Except as specifically amended or supplemented by this Amendment, the Lease is hereby ratified, approved, confirmed and continued in all respects and all provisions of the Lease as heretofore amended shall remain in full force and effect. The parties hereto acknowledge and confirm that the Lease is intended to be a true lease and not a financing arrangement. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed and constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

                               FIRST SECURITY BANK, N.A., formerly
                               known as First Security Bank of Utah, N.A.
                               not in its individual capacity but solely as owner trustee


                               By: /s/ Greg A. Hawley
                                  ----------------------------------------------
                               Name: Greg A. Hawley
                               Title: Vice President

                               MIDWAY AIRLINES CORPORATION


                               By: /s/ JS Waller
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               Schedule 11.1(a).1

The Letter of Credit shall contain the following terms:

debis AirFinance B.V. shall be entitled to draw amounts under the Letter of Credit upon notice to the issuing bank signed by debis AirFinance B.V. stating that amounts are due under one or more of the following, and that such amounts remain unpaid:

            Promissory Note dated as of January 31, 1997 executed by Midway Airlines Corporation in favor of debis AirFinance B.V.

            Promissory Note dated as of January 31, 1997 executed by Midway Airlines Corporation in favor of Daimler-Benz Aerospace A.G.

            Aircraft Operating Lease Agreement No. 111 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

            Aircraft Operating Lease Agreement No. 112 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

            Aircraft Operating Lease Agreement No. 113 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

            Aircraft Operating Lease Agreement No. 114 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

            Aircraft Operating Lease Agreement No. 135 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

            Aircraft Operating Lease Agreement No. 136 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

            Aircraft Operating Lease Agreement No. 524 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

            Aircraft Operating Lease Agreement No. 525 between Midway Airlines Corporation, as Lessee, and First Security Bank, N.A. (formerly known as First Security Bank of Utah, N.A.), as Lessor

            Aircraft Operating Lease Agreement No. 115-A between Midway Airlines Corporation, as Lessee, and Wings Aircraft Finance, Inc., as Lessor

            Aircraft Operating Lease Agreement No. 116-A between Midway Airlines Corporation, as Lessee, and Wings Aircraft Finance, Inc., as Lessor

            Aircraft Operating Lease Agreement No. 117-A between Midway Airlines Corporation, as Lessee, and Wings Aircraft Finance, Inc., as Lessor

            Aircraft Operating Lease Agreement No. 118-A between Midway Airlines Corporation, as Lessee, and Wings Aircraft Finance, Inc., as Lessor

                               Schedule 11.1(a).2

Midway Airlines

Net Income Thresholds for Reduction in Amount of Letter of Credit Pursuant to
Section 11.1(a)

US$ millions

Year               1997        1998        1999        2000        2001
Net Income(2)      12.0        18.0        25.2        32.8        41.0
Net Income(1)       8.0        12.0        16.8        21.8        27.3

Year               2002        2003        2004        2005        2006
Net Income(2)      49.1        57.7        67.8        67.8        67.8
Net Income(1)      32.8        38.5        45.2        45.2        45.2

Year               2007        2008        2009        2010        2011
Net Income(2)      67.8        67.8        67.8        67.8        67.8
Net Income(1)      45.2        45.2        45.2        45.2        45.2

Year               2012        2013        2014
Net Income(2)      67.8        67.8        67.8
Net Income(1)      45.2        45.2        45.2

   Amount of
Letter of Credit
----------------

$800,000          If actual Net Income is less than or equal to Net
                  Income(1)
$400,000          If actual Net Income is greater than Net Income(1)
                  but less than or equal to Net Income(2)
   0              If actual Net Income is greater than Net Income(2)

                                 Schedule 16.10

1. Aircraft Operating Lease Agreement No. 111, dated as of November 11, 1993, between First Security Bank, N.A. and Midway Airlines Corporation.

2. Aircraft Operating Lease Agreement No. 112, dated as of November 11, 1993, between First Security Bank, N.A. and Midway Airlines Corporation.

3. Aircraft Operating Lease Agreement No. 113, dated as of November 11, 1993, between First Security Bank, N.A. and Midway Airlines Corporation.

4. Aircraft Operating Lease Agreement No. 114, dated as of November 11, 1993, between First Security Bank, N.A. and Midway Airlines Corporation.

5. Aircraft Operating Lease Agreement No. AOLAF-115-A, dated as of July 10, 1995, between Wings Aircraft Finance, Inc. and Midway Airlines Corporation.

6. Aircraft Operating Lease Agreement No. AOLAF-116-A, dated as of July 10, 1995, between Wings Aircraft Finance, Inc. and Midway Airlines Corporation.

7. Aircraft Operating Lease Agreement No. AOLAF-117-A, dated as of July 10, 1995, between Wings Aircraft Finance, Inc. and Midway Airlines Corporation.

8. Aircraft Operating Lease Agreement No. AOLAF-118-A, dated as of July 10, 1995, between Wings Aircraft Finance, Inc. and Midway Airlines Corporation.

9. Aircraft Operating Lease Agreement No. 135, dated as of July 20, 1995, between First Security Bank, N.A. and Midway Airlines Corporation.

10. Aircraft Operating Lease Agreement No. 136, dated as of December 15, 1995, between First Security Bank, N.A. and Midway Airlines Corporation.

11. Aircraft Operating Lease Agreement No. 524, dated as of August 1, 1995, between First Security Bank, N.A. and Midway Airlines Corporation.

12. Aircraft Operating Lease Agreement No. 525, dated as of October 15, 1995, between First Security Bank, N.A. and Midway Airlines Corporation.

                                  Schedule B.1

                        Security Deposits Paid by Midway

Aircraft                AOLAF                     Deposit
  MSN                    No.                       Paid
--------                -----                   ------------

 11321                   525                       [***]

 11323                   524                       [***]

 11329                   135                       [***]

 11330                   136                       [***]

 11444                   111                       [***]

 11445                   112                       [***]

 11475                   113                       [***]

 11477                   114                       [***]

 11450                   115                       [***]

 11484                   116                       [***]

 11485                   117                       [***]

 11486                   118                       [***]